UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4777

MFS SERIES TRUST I

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013*

*	MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund, each a series of the Registrant, did not commence investment operations during the reporting period.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund, each a series of the Registrant, did not have any shareholders as of period end. For further information please see the introductory footnote.

ANNUAL REPORT

August 31, 2013

MFS® CASH RESERVE FUND

LMM-ANN

MFS® CASH RESERVE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global economic trends appear to favor growth again despite risks created by the U.S. government’s gridlock. The U.S. economy’s slow but steady expansion is no longer the exception. The eurozone has emerged from its 18-month-long recession, with Germany leading the way. China’s monthly gauges of economic activity once again point toward expansion. And Japan is picking up momentum in response to its government’s and central bank’s aggressive program of monetary easing.

However, geopolitical risks have risen, with violence erupting in Egypt and Syria and the possibility of further unrest in the Middle East. The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program has weighed on global markets since May. Emerging markets, including Brazil and India, have borne much of the brunt, as their currency values have dropped and nervous investors have fled to safety elsewhere. In Europe, unemployment persists at historically high levels. The trend towards a pickup in global growth, while encouraging, appears tenuous, particularly with the risk of a U.S. debt default.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	28.1%
A-1	64.7%
A-2	7.5%
Not Rated	0.0%
Cash & Other	(0.3)%

Maturity breakdown (u)
0 - 7 days	26.2%
8 - 29 days	16.8%
30 - 59 days	26.8%
60 - 89 days	13.9%
90 - 365 days	16.6%
Other Assets Less Liabilities	(0.3)%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Cash & Other portfolio assets that are not securities are not included in the categories mentioned above. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time “Other Assets Less Liabilities” may be negative due to timing of cash receipts.

Percentages are based on net assets as of 8/31/13.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/13

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although the fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Share Class	Inception	1-Year Total Return (without sales charge)	Current 7-day yield
A	9/07/93	0.00%	0.00%
B	12/29/86	0.00%	0.00%
C	4/01/96	0.00%	0.00%
R1	4/01/05	0.00%	0.00%
R2	4/01/05	0.00%	0.00%
R3	4/01/05	0.00%	0.00%
R4	4/01/05	0.00%	0.00%
529A	7/31/02	0.00%	0.00%
529B	7/31/02	0.00%	0.00%
529C	7/31/02	0.00%	0.00%

Share Class		1-Year Total Return
B With CDSC (Declining over six years from 4% to 0%) (x)		(4.00)%	N/A
C With CDSC (1% for 12 months) (x)		(1.00)%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (x)		(4.00)%	N/A
529C With CDSC (1% for 12 months) (x)		(1.00)%	N/A

3

Performance Summary – continued

Class R1, R2, R3, R4 and 529A shares do not have a sales charge. Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased.

CDSC – Contingent Deferred Sales Charge.

(x)	Assuming redemption at the end of applicable period.

Yields quoted are based on the latest seven days ended as of August 31, 2013, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

4

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2013 through August 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/13	Ending Account Value 8/31/13	Expenses Paid During Period (p) 3/01/13-8/31/13
A	Actual	0.13%	$1,000.00	$1,000.00	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.55	$0.66
B	Actual	0.13%	$1,000.00	$1,000.00	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.55	$0.66
C	Actual	0.13%	$1,000.00	$1,000.00	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.55	$0.66
R1	Actual	0.13%	$1,000.00	$1,000.00	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.55	$0.66
R2	Actual	0.13%	$1,000.00	$1,000.00	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.55	$0.66
R3	Actual	0.13%	$1,000.00	$1,000.00	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.55	$0.66
R4	Actual	0.13%	$1,000.00	$1,000.00	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.55	$0.66
529A	Actual	0.13%	$1,000.00	$1,000.00	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.55	$0.66
529B	Actual	0.13%	$1,000.00	$1,000.00	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.55	$0.66
529C	Actual	0.13%	$1,000.00	$1,000.00	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.55	$0.66

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

6

PORTFOLIO OF INVESTMENTS

8/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Certificates of Deposit - 14.3%
Issuer	Shares/Par	Value ($)
Major Banks - 6.6%
Bank of Montreal/Chicago Branch, 0.1%, due 9/04/13	$10,932,000	$10,932,000
Bank of Nova Scotia/Houston Branch, 0.12%, due 10/18/13	10,070,000	10,070,000
Chase Bank USA N.A., 0.22%, due 12/04/13	6,360,000	6,360,000

		$27,362,000
Other Banks & Diversified Financials - 7.7%
Branch Banking & Trust Co., 0.11%, due 10/01/13	$15,962,000	$15,962,000
Mizuho Corporate Bank (USA)/New York Branch, 0.22%, due 9/17/13	15,720,000	15,720,000

		$31,682,000
Total Certificates of Deposit, at Cost and Value		$59,044,000

Commercial Paper (y) - 31.4%
Automotive - 5.2%
American Honda Finance Corp., 0.09%, due 10/08/13	$5,790,000	$5,789,464
Toyota Motor Credit Corp., 0.11%, due 9/06/13	7,014,000	7,013,893
Toyota Motor Credit Corp., 0.11%, due 10/15/13	8,884,000	8,882,806

		$21,686,163
Consumer Products - 2.4%
Kimberly Clark Worldwide, Inc., 0.06%, due 9/06/13 (t)	$10,000,000	$9,999,917

Financial Institutions - 0.7%
General Electric Capital Corp., 0.15%, due 11/13/13	$2,787,000	$2,786,152

Food & Beverages - 7.4%
Anheuser-Busch InBev Worldwide, Inc., 0.21%, due 9/18/13 (t)	$265,000	$264,974
Anheuser-Busch InBev Worldwide, Inc., 0.24%, due 1/27/14 (t)	8,457,000	8,448,656
Coca-Cola Co., 0.05%, due 9/23/13 (t)	4,109,000	4,108,874
Coca-Cola Co., 0.13%, due 10/24/13 (t)	1,550,000	1,549,703
Coca-Cola Co., 0.13%, due 12/17/13 (t)	3,188,000	3,186,768
Coca-Cola Co., 0.17%, due 10/21/13 (t)	7,342,000	7,340,266
PepsiCo, Inc., 0.05%, due 9/10/13 (t)	5,665,000	5,664,929

		$30,564,170
Major Banks - 14.0%
ANZ National (International) Ltd., 0.19%, due 9/27/13 (t)	$2,550,000	$2,549,650
ANZ National (International) Ltd., 0.24%, due 10/09/13 (t)	14,011,000	14,007,451
JPMorgan Chase & Co., 0.22%, due 12/09/13	2,786,000	2,784,314
JPMorgan Chase & Co., 0.3%, due 11/04/13 (t)	6,780,000	6,776,384

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Commercial Paper (y) - continued
Major Banks - continued
National Australia Funding (Delaware), Inc., 0.175%, due 11/18/13 (t)	$15,988,000	$15,981,938
Wells Fargo & Co., 0.18%, due 12/06/13	15,605,000	15,597,510

		$57,697,247
Retailers - 1.7%
Wal-Mart Stores, Inc., 0.1%, due 9/23/13 (t)	$7,000,000	$6,999,572
Total Commercial Paper, at Amortized Cost and Value		$129,733,221

U.S. Government Agencies and Equivalents (y) - 43.2%
Fannie Mae, 0.095%, due 9/04/13	$937,000	$936,993
Fannie Mae, 0.085%, due 12/11/13	10,000,000	9,997,615
Federal Home Loan Bank, 0.06%, due 10/30/13	12,208,000	12,206,800
Federal Home Loan Bank, 0.045%, due 9/04/13	16,120,000	16,119,940
Federal Home Loan Bank, 0.04%, due 9/11/13	14,200,000	14,199,842
Federal Home Loan Bank, 0.065%, due 10/11/13	16,120,000	16,118,836
Federal Home Loan Bank, 0.055%, due 10/16/13	7,820,000	7,819,462
Federal Home Loan Bank, 0.065%, due 10/18/13	6,000,000	5,999,491
Freddie Mac, 0.045%, due 11/25/13	3,459,000	3,458,632
U.S. Treasury Bill, 0.043%, due 11/14/13	16,120,000	16,118,592
U.S. Treasury Bill, 0.098%, due 10/03/13	7,000,000	6,999,393
U.S. Treasury Bill, 0.093%, due 10/10/13	10,110,000	10,108,987
U.S. Treasury Bill, 0.055%, due 9/05/13	16,130,000	16,129,901
U.S. Treasury Bill, 0.048%, due 9/19/13	14,000,000	13,999,668
U.S. Treasury Bill, 0.04%, due 9/12/13	6,000,000	5,999,927
U.S. Treasury Bill, 0.085%, due 12/05/13	16,340,000	16,336,335
U.S. Treasury Bill, 0.09%, due 12/19/13	6,000,000	5,998,365
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$178,548,779

Floating Rate Demand Notes - 4.0%
East Baton Rouge, LA, Pollution Control Rev. (Exxon Mobil Corp.), 0.03%, due 9/03/13	$9,700,000	$9,700,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), 0.03%, due 9/03/13	5,300,000	5,300,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “A”, 0.03%, due 9/03/13	1,300,000	1,300,000
Total Floating Rate Demand Notes, at Cost and Value		$16,300,000

8

Portfolio of Investments – continued

Repurchase Agreements - 7.4%
Issuer	Shares/Par	Value ($)
Goldman Sachs Repurchase Agreement, 0.04%, dated 8/30/13, due 9/03/13, total to be received $30,758,137 (secured by U.S. Treasury and Federal Agency obligations valued at $31,373,170 in a jointly traded account), at Cost and Value	$30,758,000	$30,758,000
Total Investments, at Amortized Cost and Value		$414,384,000

Other Assets, Less Liabilities - (0.3)%		(1,250,509)
Net Assets - 100.0%		$413,133,491

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

9

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at amortized cost and value	$414,384,000
Cash	117
Receivables for
Fund shares sold	1,184,892
Interest	14,083
Receivable from investment adviser and distributor	122,713
Other assets	663
Total assets	$415,706,468
Liabilities
Payable for fund shares reacquired	$2,191,561
Payable to affiliates
Shareholder servicing costs	316,610
Payable for independent Trustees’ compensation	13,271
Accrued expenses and other liabilities	51,535
Total liabilities	$2,572,977
Net assets	$413,133,491
Net assets consist of
Paid-in capital	$413,355,798
Accumulated net realized gain (loss) on investments	(207,708)
Accumulated net investment loss	(14,599)
Net assets	$413,133,491
Shares of beneficial interest outstanding	413,363,808

	Net assets	Shares outstanding	Net asset value per share
Class A	$145,061,672	145,132,950	$1.00
Class B	30,833,045	30,880,151	1.00
Class C	58,363,356	58,393,176	1.00
Class R1	21,080,101	21,089,753	1.00
Class R2	74,405,851	74,442,993	1.00
Class R3	64,924,511	64,955,482	1.00
Class R4	819,508	821,223	1.00
Class 529A	10,897,473	10,899,042	1.00
Class 529B	675,539	675,855	1.00
Class 529C	6,072,435	6,073,183	1.00

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income	$602,286
Expenses
Management fee	$1,611,278
Distribution and service fees	2,036,969
Program manager fees	16,732
Shareholder servicing costs	824,380
Administrative services fee	62,316
Independent Trustees’ compensation	10,572
Custodian fee	38,765
Shareholder communications	23,199
Audit and tax fees	36,084
Legal fees	3,564
Miscellaneous	132,054
Total expenses	$4,795,913
Fees paid indirectly	(194)
Reduction of expenses by investment adviser and distributor	(4,193,433)
Net expenses	$602,286
Net investment income	$0
Change in net assets from operations	$0

See Notes to Financial Statements

11

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2013	2012
Change in net assets
From operations
Net investment income	$0	$0
Change in net assets from operations	$0	$0
Change in net assets from fund share transactions	$(2,037,038)	$(91,272,886)
Total change in net assets	$(2,037,038)	$(91,272,886)
Net assets
At beginning of period	415,170,529	506,443,415
At end of period (including accumulated net investment loss of $14,599 and $16,692, respectively)	$413,133,491	$415,170,529

See Notes to Financial Statements

12

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00	$0.00	(w)	$0.00	(w)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	—	—	(0.00	)(w)	0.00	(w)	(0.00	)(w)
Total from investment operations	$0.00	$0.00	$0.00	(w)	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00	)(w)	$(0.00	)(w)	$(0.00	)(w)
From tax return of capital	—	—	(0.00	)(w)	(0.00	)(w)	—
Total distributions declared to shareholders	$—	$—	$(0.00	)(w)	$(0.00	)(w)	$(0.00	)(w)
Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.00	0.00	0.00	(w)	0.00	(w)	0.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.93	0.94		0.85		0.72
Expenses after expense reductions (f)	0.15	0.13	0.20		0.27		0.39
Net investment income	0.00	0.00	0.00	(w)	0.00	(w)	0.33
Net assets at end of period (000 omitted)	$145,062	$126,283	$153,634		$141,832		$173,135

See Notes to Financial Statements

13

Financial Highlights – continued

Class B	Years ended 8/31
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00	$0.00	(w)	$0.00	(w)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	—	—	(0.00	)(w)	0.00	(w)	(0.00	)(w)
Total from investment operations	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
From tax return of capital	—	—	—		(0.00	)(w)	—
Total distributions declared to shareholders	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.00	0.00	0.00	(w)	0.00	(w)	0.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.68	1.69		1.69		1.72
Expenses after expense reductions (f)	0.15	0.12	0.20		0.27		0.60
Net investment income	0.00	0.00	0.00	(w)	0.00	(w)	0.08
Net assets at end of period (000 omitted)	$30,833	$35,098	$50,379		$66,601		$104,696

Class C	Years ended 8/31
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00	$0.00		$0.00	(w)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	—	—	(0.00	)(w)	0.00	(w)	(0.00	)(w)
Total from investment operations	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
From tax return of capital	—	—	—		(0.00	)(w)	—
Total distributions declared to shareholders	$—	$—	$—		$—		$(0.00	)(w)
Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.00	0.00	0.00	(w)	0.00	(w)	0.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.68	1.69		1.69		1.72
Expenses after expense reductions (f)	0.15	0.13	0.20		0.27		0.60
Net investment income	0.00	0.00	0.00		0.00	(w)	0.08
Net assets at end of period (000 omitted)	$58,363	$49,851	$61,943		$50,196		$70,005

See Notes to Financial Statements

14

Financial Highlights – continued

Class R1	Years ended 8/31
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00	$0.00		$0.00	(w)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	—	—	(0.00	)(w)	0.00	(w)	(0.00	)(w)
Total from investment operations	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
From tax return of capital	—	—	—		(0.00	)(w)	—
Total distributions declared to shareholders	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00
Total return (%) (r)	0.00	0.00	0.00	(w)	0.00	(w)	0.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.68	1.69		1.69		1.72
Expenses after expense reductions (f)	0.15	0.13	0.20		0.27		0.58
Net investment income	0.00	0.00	0.00		0.00	(w)	0.09
Net assets at end of period (000 omitted)	$21,080	$24,361	$28,705		$30,233		$29,457

Class R2	Years ended 8/31
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00	$0.00		$0.00	(w)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	—	—	(0.00	)(w)	0.00	(w)	(0.00	)(w)
Total from investment operations	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)	$(0.00	)(w)
Less distributions declared to shareholders
From net investment income	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
From tax return of capital	—	—	—		(0.00	)(w)	—
Total distributions declared to shareholders	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00
Total return (%) (r)	0.00	0.00	0.00	(w)	0.00	(w)	0.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.18	1.19		1.19		1.22
Expenses after expense reductions (f)	0.15	0.13	0.20		0.27		0.51
Net investment income	0.00	0.00	0.00		0.00	(w)	0.15
Net assets at end of period (000 omitted)	$74,406	$83,723	$104,130		$109,362		$120,476

See Notes to Financial Statements

15

Financial Highlights – continued

Class R3	Years ended 8/31
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00	$0.00		$0.00	(w)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	—	—	(0.00	)(w)	0.00	(w)	(0.00	)(w)
Total from investment operations	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
From tax return of capital	—	—	—		(0.00	)(w)	—
Total distributions declared to shareholders	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00
Total return (%) (r)	0.00	0.00	0.00	(w)	0.00	(w)	0.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.93	0.94		0.94		0.97
Expenses after expense reductions (f)	0.15	0.13	0.20		0.27		0.45
Net investment income	0.00	0.00	0.00		0.00	(w)	0.20
Net assets at end of period (000 omitted)	$64,925	$79,029	$85,602		$90,331		$104,062

Class R4	Years ended 8/31
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00	$0.00	(w)	$0.00	(w)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	—	—	(0.00	)(w)	0.00	(w)	(0.00	)(w)
Total from investment operations	$0.00	$0.00	$0.00	(w)	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00	)(w)	$(0.00	)(w)	$(0.00	)(w)
From tax return of capital	—	—	(0.00	)(w)	(0.00	)(w)	—
Total distributions declared to shareholders	$—	$—	$(0.00	)(w)	$(0.00	)(w)	$(0.00	)(w)
Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00
Total return (%) (r)	0.00	0.00	0.00	(w)	0.00	(w)	0.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.69	0.69		0.68		0.72
Expenses after expense reductions (f)	0.15	0.12	0.20		0.27		0.38
Net investment income	0.00	0.00	0.00	(w)	0.00	(w)	0.23
Net assets at end of period (000 omitted)	$820	$810	$5,743		$6,172		$5,697

See Notes to Financial Statements

16

Financial Highlights – continued

Class 529A	Years ended 8/31
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00	$0.00		$0.00	(w)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	—	—	(0.00	)(w)	0.00	(w)	(0.00	)(w)
Total from investment operations	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
From tax return of capital	—	—	—		(0.00	)(w)	—
Total distributions declared to shareholders	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
Net asset value, end of period (x)	$1.00	$1.00	$1.00		$1.00		$1.00
Total return (%) (r)	0.00	0.00	0.00	(w)	0.00	(w)	0.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.03	1.04		1.03		1.12
Expenses after expense reductions (f)	0.15	0.13	0.20		0.27		0.40
Net investment income	0.00	0.00	0.00		0.00	(w)	0.19
Net assets at end of period (000 omitted)	$10,897	$10,330	$9,710		$9,919		$6,926

Class 529B	Years ended 8/31
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00	$0.00		$0.00	(w)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	—	—	(0.00	)(w)	0.00	(w)	(0.00	)(w)
Total from investment operations	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
From tax return of capital	—	—	—		(0.00	)(w)	—
Total distributions declared to shareholders	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
Net asset value, end of period (x)	$1.00	$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.00	0.00	0.00	(w)	0.00	(w)	0.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.78	1.79		1.79		1.83
Expenses after expense reductions (f)	0.15	0.12	0.20		0.27		0.51
Net investment income	0.00	0.00	0.00		0.00	(w)	0.04
Net assets at end of period (000 omitted)	$676	$665	$1,073		$1,613		$1,942

See Notes to Financial Statements

17

Financial Highlights – continued

Class 529C	Years ended 8/31
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00	$0.00		$0.00	(w)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	—	—	(0.00	)(w)	0.00	(w)	(0.00	)(w)
Total from investment operations	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
From tax return of capital	—	—	—		(0.00	)(w)	—
Total distributions declared to shareholders	$—	$—	$—		$(0.00	)(w)	$(0.00	)(w)
Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.00	0.00	0.00	(w)	0.00	(w)	0.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.78	1.79		1.78		1.83
Expenses after expense reductions (f)	0.15	0.13	0.20		0.27		0.52
Net investment income	0.00	0.00	0.00		0.00	(w)	0.04
Net assets at end of period (000 omitted)	$6,072	$5,020	$5,525		$6,224		$4,391

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Cash Reserve Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

19

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Short Term Securities	$—	$414,384,000	$—	$414,384,000

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

20

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to the timing of recognition of certain expenses.

The fund declared no distributions for the years ended August 31, 2013 and August 31, 2012.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/31
Cost of investments	$414,384,000
Capital loss carryforwards	(207,708)
Late year ordinary loss deferral	(1,338)
Other temporary differences	(13,261)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2013, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses expire as follows:
8/31/15	$(219)
8/31/16	(22,989)
8/31/17	(184,390)
Total	$(207,598)

Post-enactment losses which are characterized as follows:
Short-Term	$(110)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class.

21

Notes to Financial Statements – continued

Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

During the year ended August 31, 2013, MFS voluntarily waived receipt of $1,610,378 of the fund’s management fee in order to avoid a negative yield. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through August 31, 2013 this management fee reduction amounted to $900, which is shown as a reduction of total expenses in the Statement of Operations. For the year ended August 31, 2013, these waivers had the effect of reducing the management fee by 0.40% of average daily net assets on an annualized basis. The management fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.00% of the fund’s average daily net assets.

In order to avoid a negative yield for the year ended August 31, 2013, MFS voluntarily agreed to reduce certain other expenses in the amount of $527,376, which is shown as a reduction of total expenses in the Statement of Operations.

Distributor – The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFS Fund Distributors, Inc. (MFD) for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.00%	$321,389
Class B	0.75%	0.25%	1.00%	0.00%	323,260
Class C	0.75%	0.25%	1.00%	0.00%	499,004
Class R1	0.75%	0.25%	1.00%	0.00%	226,797
Class R2	0.25%	0.25%	0.50%	0.00%	402,456
Class R3	—	0.25%	0.25%	0.00%	178,380
Class 529A	—	0.25%	0.25%	0.00%	27,211
Class 529B	0.75%	0.25%	1.00%	0.00%	6,575
Class 529C	0.75%	0.25%	1.00%	0.00%	51,897
Total Distribution and Service Fees					$2,036,969

22

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2013 based on each class’s average daily net assets. MFD has agreed in writing to waive the Class A and Class 529A service fee. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2013. These reductions for Class A and Class 529A amounted to $321,389 and $27,211, respectively, and are shown as a reduction of total expenses in the Statement of Operations. During the year ended August 31, 2013, MFD voluntarily waived a receipt of $1,688,369 of the fund’s distribution and service fees to ensure the fund avoids a negative yield for Class B, Class C, Class R1, Class R2, Class R3, Class 529B, and Class 529C shares. This amount is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares acquired through an exchange may be subject to a contingent deferred sales charge (CDSC) upon redemption depending on when the shares exchanged were originally purchased. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2013, were as follows:

Amount
Class A	$106
Class B	102,196
Class C	13,990
Class 529C	50

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2014, unless MFD elects to extend the waiver. For the year ended August 31, 2013, this waiver amounted to $8,366. In addition, MFS voluntarily waived receipt of $8,366 of the fund’s program manager fees in order to avoid a negative yield for Class 529A, Class 529B, and Class 529C shares. This voluntary waiver had the effect of reducing the program manager fee by 0.05% of average daily net assets attributable to Class 529A, Class 529B, and Class 529C shares on an annualized basis. The program manager fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to

23

Notes to Financial Statements – continued

maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2013, were as follows:

	Fee	Waiver
Class 529A	$10,884	$10,884
Class 529B	658	658
Class 529C	5,190	5190
Total Program Manager Fees and Waivers	$16,732	$16,732

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2013, the fee was $244,349, which equated to 0.0607% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $580,031.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.0155% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $788 and is included in independent Trustees’ compensation for the year ended August 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $13,261 at August 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the

24

Notes to Financial Statements – continued

funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,880 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,078, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/13		Year ended 8/31/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	90,857,358	$90,857,364	57,061,460	$57,061,469
Class B	18,713,001	18,713,002	15,789,004	15,789,004
Class C	50,242,109	50,242,109	33,095,076	33,095,075
Class R1	8,748,971	8,748,971	6,221,434	6,221,434
Class R2	22,356,847	22,356,847	21,753,341	21,753,341
Class R3	20,910,727	20,910,725	16,302,385	16,302,385
Class R4	373,688	373,688	5,164,020	5,164,020
Class 529A	5,719,574	5,719,574	4,265,918	4,265,919
Class 529B	386,062	386,062	263,423	263,423
Class 529C	3,685,179	3,685,179	2,477,346	2,477,345
	221,993,516	$221,993,521	162,393,407	$162,393,415

Shares reacquired
Class A	(72,078,513)	$(72,078,513)	(84,412,371)	$(84,412,372)
Class B	(22,978,285)	(22,978,292)	(31,069,642)	(31,069,650)
Class C	(41,729,343)	(41,729,343)	(45,187,020)	(45,187,020)
Class R1	(12,030,084)	(12,030,084)	(10,565,350)	(10,565,350)
Class R2	(31,674,198)	(31,674,198)	(42,160,206)	(42,160,206)
Class R3	(35,015,288)	(35,015,288)	(22,875,541)	(22,875,541)
Class R4	(364,480)	(364,479)	(10,096,711)	(10,096,711)
Class 529A	(5,151,748)	(5,151,747)	(3,645,993)	(3,645,993)
Class 529B	(375,895)	(375,896)	(671,541)	(671,541)
Class 529C	(2,632,719)	(2,632,719)	(2,981,917)	(2,981,917)
	(224,030,553)	$(224,030,559)	(253,666,292)	$(253,666,301)

25

Notes to Financial Statements – continued

	Year ended 8/31/13		Year ended 8/31/12
	Shares	Amount	Shares	Amount
Net change
Class A	18,778,845	$18,778,851	(27,350,911)	$(27,350,903)
Class B	(4,265,284)	(4,265,290)	(15,280,638)	(15,280,646)
Class C	8,512,766	8,512,766	(12,091,944)	(12,091,945)
Class R1	(3,281,113)	(3,281,113)	(4,343,916)	(4,343,916)
Class R2	(9,317,351)	(9,317,351)	(20,406,865)	(20,406,865)
Class R3	(14,104,561)	(14,104,563)	(6,573,156)	(6,573,156)
Class R4	9,208	9,209	(4,932,691)	(4,932,691)
Class 529A	567,826	567,827	619,925	619,926
Class 529B	10,167	10,166	(408,118)	(408,118)
Class 529C	1,052,460	1,052,460	(504,571)	(504,572)
	(2,037,037)	$(2,037,038)	(91,272,885)	$(91,272,886)

The sale of fund shares has been suspended except in special circumstances. Please see the fund’s prospectus for details.

(5) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2013, the fund’s commitment fee and interest expense were $2,187 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the portfolios comprising MFS Series Trust I) (the “Fund”) as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Cash Reserve Fund as of August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2013

27

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

28

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

29

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

30

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

31

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Edward O’Dette

32

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

33

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of its fees to ensure that the Fund avoids a negative yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS, currently observes a Class A 12b-1 fee waiver, which may not be changed without the Trustees’ approval. The Trustees also considered that, according

34

Board Review of Investment Advisory Agreement – continued

to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

35

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

36

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

37

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

38

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

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Definitions
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Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

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Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

39

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ANNUAL REPORT

August 31, 2013

MFS® CORE EQUITY FUND

RGI-ANN

MFS® CORE EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global economic trends appear to favor growth again despite risks created by the U.S. government’s gridlock. The U.S. economy’s slow but steady expansion is no longer the exception. The eurozone has emerged from its 18-month-long recession, with Germany leading the way. China’s monthly gauges of economic activity once again point toward expansion. And Japan is picking up momentum in response to its government’s and central bank’s aggressive program of monetary easing.

However, geopolitical risks have risen, with violence erupting in Egypt and Syria and the possibility of further unrest in the Middle East. The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program has weighed on global markets since May. Emerging markets, including Brazil and India, have borne much of the brunt, as their currency values have dropped and nervous investors have fled to safety elsewhere. In Europe, unemployment persists at historically high levels. The trend towards a pickup in global growth, while encouraging, appears tenuous, particularly with the risk of a U.S. debt default.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Exxon Mobil Corp.	3.7%
Apple, Inc.	2.3%
ACE Ltd.	1.7%
Procter & Gamble Co.	1.6%
Hewlett-Packard Co.	1.6%
Pfizer, Inc.	1.5%
Wells Fargo & Co.	1.5%
Johnson & Johnson	1.4%
Google, Inc., “A”	1.4%
Citigroup, Inc.	1.3%

Equity sectors (i)
Financial Services	17.8%
Technology	16.0%
Health Care	12.6%
Energy	9.3%
Consumer Staples	6.9%
Industrial Goods & Services	6.9%
Retailing	6.6%
Utilities & Communications	5.9%
Leisure	5.7%
Basic Materials	3.4%
Autos & Housing	2.9%
Special Products & Services	2.7%
Transportation	2.1%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.

Percentages are based on net assets as of 8/31/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2013, Class A shares of the MFS Core Equity Fund (“fund”) provided a total return of 21.63%, at net asset value. This compares with a return of 20.32% for the fund’s benchmark, the Russell 3000 Index.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the US Federal Reserve (through a third round of quantitative easing) and the European Central Bank (ECB) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the US waned. Later in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk that the Fed would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall.

Contributors to Performance

Security selection in the health care sector was a significant factor that contributed positively to performance relative to the Russell 3000 Index. The fund’s holdings of multinational pharmaceutical company Valeant Pharmaceuticals International (b) (Canada) and an overweight position in biopharmaceutical company Celgene Corp. aided relative results as both stocks significantly outpaced the benchmark during the reporting period. Shares of Celgene Corp. rose after the company stated it expected sales to double by 2017 as it benefits from efforts to find new therapies and expand uses for older drugs.

Stock selection in the special products & services sector further strengthened relative returns. An overweight position in strong-performing specialized payment products provider FleetCor Technologies benefited relative performance. Shares of FleetCor Technologies outperformed the overall market after the company announced earnings

Management Review – continued

that topped analyst estimates because of international expansion and lower wholesale costs. Additionally, management issued guidance above early forecasts which was also positive for the stock.

Elsewhere, the fund’s overweight positions in transportation services company Swift Transportation, global vehicle components manufacturer Delphi Automotive (United Kingdom), global financial services firm JPMorgan Chase, independent oil and gas exploration production company Pioneer Natural Resources and insurance company MetLife contributed to relative performance. Shares of MetLife rose as the company reported positive earnings driven by their life and annuity segments and importantly announced that its bank holding company status had been lifted. Additionally, positive spreads across products were supported by increased variable investment income. An underweight position in computer products and services International Business Machines (h), and not holding poor-performing semiconductor company Intel, also contributed to relative returns.

Detractors from Performance

Overweight positions in computer and personal electronics maker Apple, integrated oil and gas company Exxon Mobil, apartment management real estate investment trust Mid-America Apartment Communities, access infrastructure products manufacturer Citrix Systems, general merchandise retailer Target, outlet center operator Tanger Factory Outlet Centers, global semiconductor company Altera and managed hosting solutions provider Rackspace Hosting (h) were among the fund’s top relative detractors during the reporting period. Shares of Apple were negatively impacted by management’s cut of both sales and earnings guidance to below consensus expectations signaling increased pressure on market share and margins. Not holding financial services firm Bank of America further weighed on relative results as the stock outperformed the benchmark during the reporting period.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	21.63%	8.02%	7.88%	N/A
B	1/02/97	20.75%	7.21%	7.13%	N/A
C	1/02/97	20.73%	7.23%	7.14%	N/A
I	1/02/97	21.97%	8.30%	8.22%	N/A
R1	4/01/05	20.77%	7.22%	N/A	6.10%
R2	10/31/03	21.38%	7.76%	N/A	7.25%
R3	4/01/05	21.62%	8.03%	N/A	6.89%
R4	4/01/05	21.97%	8.27%	N/A	7.16%
R5	1/02/13	N/A	N/A	N/A	18.17%
Comparative Benchmark
Russell 3000 Index (f)		20.32%	7.63%	7.60%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		14.63%	6.75%	7.25%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		16.75%	6.91%	7.13%	N/A
C With CDSC (1% for 12 months) (x)		19.73%	7.23%	7.14%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the funds share

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2013 through August 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/13	Ending Account Value 8/31/13	Expenses Paid During Period (p) 3/01/13-8/31/13
A	Actual	1.10%	$1,000.00	$1,098.20	$5.82
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
B	Actual	1.85%	$1,000.00	$1,094.00	$9.76
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40
C	Actual	1.85%	$1,000.00	$1,094.21	$9.77
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40
I	Actual	0.86%	$1,000.00	$1,099.69	$4.55
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
R1	Actual	1.85%	$1,000.00	$1,094.35	$9.77
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40
R2	Actual	1.36%	$1,000.00	$1,096.76	$7.19
	Hypothetical (h)	1.36%	$1,000.00	$1,018.35	$6.92
R3	Actual	1.10%	$1,000.00	$1,098.01	$5.82
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
R4	Actual	0.86%	$1,000.00	$1,099.45	$4.55
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
R5	Actual	0.75%	$1,000.00	$1,100.58	$3.97
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A and R3 shares, this rebate reduced the expense ratios above by 0.01% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

8/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.5%
Issuer	Shares/Par	Value ($)
Aerospace - 3.0%
Honeywell International, Inc.	161,300	$12,834,641
Precision Castparts Corp.	39,631	8,371,652
United Technologies Corp.	119,630	11,974,963

		$33,181,256
Apparel Manufacturers - 1.5%
Guess?, Inc.	87,300	$2,662,650
Michael Kors Holdings Ltd. (a)	61,940	4,589,135
NIKE, Inc., “B”	76,050	4,777,461
VF Corp.	24,150	4,521,122

		$16,550,368
Automotive - 2.0%
Delphi Automotive PLC	183,920	$10,119,278
General Motors Co. (a)	221,590	7,551,787
Johnson Controls, Inc.	101,470	4,112,579

		$21,783,644
Biotechnology - 1.8%
Biogen Idec, Inc. (a)	27,988	$5,962,004
Celgene Corp. (a)	54,572	7,638,989
Gilead Sciences, Inc. (a)	104,970	6,326,542

		$19,927,535
Broadcasting - 2.2%
Time Warner, Inc.	92,260	$5,584,498
Twenty-First Century Fox, Inc.	445,550	13,959,082
Walt Disney Co.	87,880	5,345,740

		$24,889,320
Brokerage & Asset Managers - 1.5%
BlackRock, Inc.	12,017	$3,128,265
Franklin Resources, Inc.	97,898	4,518,972
FXCM, Inc., “A”	111,940	2,125,741
IntercontinentalExchange, Inc. (a)	24,360	4,378,710
NASDAQ OMX Group, Inc.	95,610	2,854,915

		$17,006,603
Business Services - 1.4%
Accenture PLC, “A”	58,400	$4,219,400
Fidelity National Information Services, Inc.	130,890	5,819,369

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
FleetCor Technologies, Inc. (a)	37,530	$3,869,718
Forrester Research, Inc.	58,540	1,930,649

		$15,839,136
Cable TV - 1.1%
Comcast Corp., “Special A”	155,000	$6,314,700
Time Warner Cable, Inc.	58,770	6,308,960

		$12,623,660
Chemicals - 1.2%
Celanese Corp.	95,980	$4,726,055
LyondellBasell Industries N.V., “A”	65,050	4,563,258
PPG Industries, Inc.	28,296	4,420,118

		$13,709,431
Computer Software - 4.8%
Autodesk, Inc. (a)	141,360	$5,194,980
Check Point Software Technologies Ltd. (a)	178,051	9,983,320
Citrix Systems, Inc. (a)	82,550	5,842,064
CommVault Systems, Inc. (a)	72,100	6,044,143
Microsoft Corp.	86,150	2,877,410
Oracle Corp.	216,030	6,882,716
Qlik Technologies, Inc. (a)	150,010	4,918,828
Salesforce.com, Inc. (a)	113,147	5,558,912
Symantec Corp.	232,770	5,961,240

		$53,263,613
Computer Software - Systems - 5.9%
Apple, Inc. (s)	51,847	$25,252,081
EMC Corp.	361,550	9,320,759
Hewlett-Packard Co.	781,890	17,467,423
NCR Corp. (a)	38,630	1,374,455
SS&C Technologies Holdings, Inc. (a)	159,350	5,639,397
Vantiv, Inc., “A” (a)	224,560	5,930,630

		$64,984,745
Construction - 0.9%
Pool Corp.	28,500	$1,484,565
Sherwin-Williams Co.	13,037	2,247,579
Stanley Black & Decker, Inc.	77,420	6,600,829

		$10,332,973

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 2.5%
Estee Lauder Cos., Inc., “A”	149,340	$9,760,862
Procter & Gamble Co.	225,450	17,560,301

		$27,321,163
Consumer Services - 1.2%
Grand Canyon Education, Inc. (a)	100,970	$3,484,475
Priceline.com, Inc. (a)	11,019	10,341,662

		$13,826,137
Containers - 0.5%
Crown Holdings, Inc. (a)	36,140	$1,570,644
Packaging Corp. of America	85,740	4,547,650

		$6,118,294
Electrical Equipment - 1.3%
AMETEK, Inc.	86,750	$3,723,310
Danaher Corp.	83,000	5,438,160
Sensata Technologies Holding B.V. (a)	105,760	3,942,733
W.W. Grainger, Inc.	7,631	1,887,528

		$14,991,731
Electronics - 2.8%
Altera Corp.	258,580	$9,094,259
KLA-Tencor Corp.	94,620	5,218,293
Linear Technology Corp.	73,020	2,798,857
Microchip Technology, Inc.	237,840	9,230,570
NXP Semiconductors N.V. (a)	130,760	4,860,349

		$31,202,328
Energy - Independent - 4.2%
Anadarko Petroleum Corp.	30,720	$2,808,422
Athlon Energy, Inc. (a)	92,540	2,572,612
Cabot Oil & Gas Corp.	74,700	2,923,011
Concho Resources, Inc. (a)	29,110	2,809,406
CONSOL Energy, Inc.	25,340	791,368
EOG Resources, Inc.	26,651	4,185,540
EQT Corp.	32,980	2,827,046
Gulfport Energy Corp. (a)	30,640	1,807,760
Marathon Petroleum Corp.	135,380	9,816,404
Noble Energy, Inc.	108,079	6,639,293
PDC Energy, Inc. (a)	10,900	625,442
Peabody Energy Corp.	27,640	475,408
Pioneer Natural Resources Co.	45,586	7,976,182

		$46,257,894

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Integrated - 3.7%
Exxon Mobil Corp. (s)	470,872	$41,041,201

Food & Beverages - 3.0%
Coca-Cola Co.	339,850	$12,975,473
Coca-Cola Enterprises, Inc.	72,910	2,726,834
General Mills, Inc.	114,080	5,626,426
Mead Johnson Nutrition Co., “A”	37,580	2,819,627
Mondelez International, Inc.	290,580	8,912,089

		$33,060,449
Food & Drug Stores - 0.9%
CVS Caremark Corp.	137,310	$7,970,846
Fairway Group Holdings Corp. (a)	104,930	2,432,277

		$10,403,123
Gaming & Lodging - 0.7%
Wynn Resorts Ltd.	53,752	$7,581,182

General Merchandise - 1.7%
Kohl’s Corp.	117,690	$6,038,674
Target Corp.	194,350	12,304,299

		$18,342,973
Health Maintenance Organizations - 0.8%
Aetna, Inc.	103,460	$6,558,329
UnitedHealth Group, Inc.	35,110	2,518,791

		$9,077,120
Insurance - 4.2%
ACE Ltd. (s)	210,140	$18,433,481
American International Group, Inc.	173,560	8,063,598
MetLife, Inc.	299,090	13,814,967
Third Point Reinsurance Ltd. (a)	455,670	6,010,287

		$46,322,333
Internet - 2.3%
ChannelAdvisor Corp. (a)	142,380	$4,359,676
eBay, Inc. (a)	75,390	3,768,746
Facebook, Inc., “A “ (a)	35,630	1,470,806
Google, Inc., “A” (a)	17,982	15,228,956
Yelp, Inc. (a)	21,540	1,119,649

		$25,947,833
Leisure & Toys - 0.4%
Brunswick Corp.	126,790	$4,610,084

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 2.3%
Eaton Corp. PLC	94,600	$5,990,072
Illinois Tool Works, Inc.	39,040	2,790,189
Joy Global, Inc.	101,040	4,963,085
Kennametal, Inc.	85,880	3,651,618
Roper Industries, Inc.	67,898	8,398,983

		$25,793,947
Major Banks - 4.2%
Goldman Sachs Group, Inc.	29,269	$4,452,693
JPMorgan Chase & Co.	273,200	13,804,796
Morgan Stanley	221,710	5,711,250
State Street Corp.	84,580	5,643,178
Wells Fargo & Co.	401,810	16,506,355

		$46,118,272
Medical & Health Technology & Services - 1.2%
Catamaran Corp. (a)	56,030	$3,076,607
Cerner Corp. (a)	29,480	1,357,849
Express Scripts Holding Co. (a)	111,870	7,146,256
Henry Schein, Inc. (a)	19,180	1,938,139

		$13,518,851
Medical Equipment - 3.0%
AtriCure, Inc. (a)	118,450	$1,041,176
Cooper Cos., Inc.	39,793	5,197,364
Covidien PLC	92,300	5,482,620
DexCom, Inc. (a)	57,510	1,555,646
Endologix, Inc. (a)	64,970	1,027,825
GenMark Diagnostics, Inc. (a)	93,890	1,079,735
NxStage Medical, Inc. (a)	140,550	1,735,793
Sirona Dental Systems, Inc. (a)	23,300	1,509,141
St. Jude Medical, Inc.	90,800	4,577,228
Stryker Corp.	68,320	4,569,925
TearLab Corp. (a)	44,210	580,919
Thermo Fisher Scientific, Inc.	50,960	4,526,777

		$32,884,149
Metals & Mining - 0.4%
Lundin Mining Corp. (a)	356,630	$1,469,452
Teck Resources Ltd., “B”	69,555	1,751,257
U.S. Silica Holdings, Inc.	40,490	951,515
Uranium Participation Corp. (a)	175,010	807,508

		$4,979,732

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Distribution - 0.2%
Spectra Energy Corp.	80,230	$2,656,415

Natural Gas - Pipeline - 0.7%
Enbridge, Inc.	112,250	$4,596,638
Williams Cos., Inc.	77,170	2,796,641

		$7,393,279
Network & Telecom - 0.2%
Juniper Networks, Inc. (a)	63,610	$1,202,229
Qualcomm, Inc.	15,980	1,059,154

		$2,261,383
Oil Services - 1.5%
Cameron International Corp. (a)	95,630	$5,430,828
Dresser-Rand Group, Inc. (a)	64,590	3,936,115
Halliburton Co.	73,740	3,539,520
Schlumberger Ltd.	39,910	3,230,315

		$16,136,778
Other Banks & Diversified Financials - 4.8%
American Express Co.	73,200	$5,263,812
Cathay General Bancorp, Inc.	108,480	2,388,730
CIT Group, Inc. (a)	88,640	4,243,197
Citigroup, Inc.	291,060	14,066,930
EuroDekania Ltd. (a)(z)	580,280	638,467
Fifth Third Bancorp	402,000	7,352,580
PrivateBancorp, Inc.	247,360	5,397,395
TCF Financial Corp.	231,660	3,254,823
Visa, Inc., “A”	59,259	10,335,955

		$52,941,889
Pharmaceuticals - 5.7%
Bristol-Myers Squibb Co.	157,800	$6,578,682
Johnson & Johnson	181,410	15,675,638
Mylan, Inc. (a)	95,500	3,374,970
Perrigo Co.	37,455	4,552,655
Pfizer, Inc.	605,526	17,081,888
Valeant Pharmaceuticals International, Inc. (a)	122,170	12,014,198
Zoetis, Inc.	154,590	4,506,294

		$63,784,325
Pollution Control - 0.2%
Stericycle, Inc. (a)	19,860	$2,235,442

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Railroad & Shipping - 1.0%
Canadian Pacific Railway Ltd.	9,785	$1,154,920
Diana Shipping, Inc. (a)	194,210	2,109,121
Kansas City Southern Co.	16,204	1,708,226
Union Pacific Corp.	41,223	6,329,379

		$11,301,646
Real Estate - 3.2%
Digital Realty Trust, Inc., REIT	121,490	$6,754,844
Equity Lifestyle Properties, Inc., REIT	168,920	5,869,970
Mid-America Apartment Communities, Inc., REIT	127,220	7,844,385
Public Storage, Inc., REIT	15,010	2,291,577
Tanger Factory Outlet Centers, Inc., REIT	191,570	5,909,935
Weyerhaeuser Co., REIT	243,150	6,657,447

		$35,328,158
Restaurants - 1.2%
McDonald’s Corp.	58,113	$5,483,543
YUM! Brands, Inc.	112,130	7,851,343

		$13,334,886
Specialty Chemicals - 1.2%
Airgas, Inc.	34,063	$3,462,504
Ecolab, Inc.	40,210	3,673,184
FMC Corp.	89,470	5,959,597

		$13,095,285
Specialty Stores - 2.5%
Amazon.com, Inc. (a)	4,299	$1,207,933
AutoZone, Inc. (a)	16,581	6,963,025
Bed Bath & Beyond, Inc. (a)	91,810	6,770,069
Children’s Place Retail Store, Inc. (a)	65,690	3,493,394
Dick’s Sporting Goods, Inc.	123,870	5,748,807
Sally Beauty Holdings, Inc. (a)	149,280	3,900,686

		$28,083,914
Telecommunications - Wireless - 1.0%
American Tower Corp., REIT	92,880	$6,454,231
SBA Communications Corp. (a)	57,550	4,316,250

		$10,770,481
Telephone Services - 1.6%
AT&T, Inc.	244,430	$8,269,067
Verizon Communications, Inc.	196,170	9,294,535

		$17,563,602

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - 1.5%
Lorillard, Inc.	97,600	$4,128,480
Philip Morris International, Inc.	145,030	12,101,303

		$16,229,783
Trucking - 1.1%
Expeditors International of Washington, Inc.	146,480	$5,941,229
Swift Transportation Co. (a)	327,310	5,878,488

		$11,819,717
Utilities - Electric Power - 2.3%
AES Corp.	189,710	$2,411,214
American Electric Power Co., Inc.	80,020	3,424,856
Calpine Corp. (a)	186,450	3,604,079
CMS Energy Corp.	138,427	3,672,468
Edison International	74,640	3,425,230
Great Plains Energy, Inc.	148,740	3,260,381
NRG Yield, Inc. (a)	15,320	426,815
PG&E Corp.	67,000	2,771,120
PPL Corp.	80,929	2,484,520

		$25,480,683
Total Common Stocks (Identified Cost, $922,218,783)		$1,093,908,746

Convertible Preferred Stocks - 0.2%
Utilities - Electric Power - 0.2%
PPL Corp., 8.75% (Identified Cost, $2,128,000)	42,560	$2,276,534

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Purchased - 0.0%
Pharmaceuticals - 0.0%
Eli Lilly & Co. - October 2013 @ $55 (Premiums Paid, $52,612)	773	$34,785

Issuer	Shares/Par
Money Market Funds - 0.9%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	10,013,362	$10,013,362
Total Investments (Identified Cost, $934,412,757)		$1,106,233,427

Portfolio of Investments – continued

Call Options Written - 0.0%
Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)
Electronics - 0.0%
Linear Technology Corp. - September 2013 @ $40 (Premiums Received, $11,437)	(284)	$(2,840)

Put Options Written - 0.0%
Pharmaceuticals - 0.0%
Eli Lilly & Co. - October 2013 @ $42 (Premiums Received, $41,694)	(773)	$(3,092)

Other Assets, Less Liabilities - 0.4%		4,124,915
Net Assets - 100.0%		$1,110,352,410

(a)	Non-income producing security.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions. At August 31, 2013, the fund had no short sales outstanding.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
EuroDekania Ltd.	3/08/07-6/25/07	$8,173,430	$638,467
% of Net assets			0.1%

At August 31, 2013, the fund had cash collateral of $2,700 and other liquid securities with an aggregate value of $2,185,535 to cover any commitments for securities sold short and certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $924,399,395)	$1,096,220,065
Underlying affiliated funds, at cost and value	10,013,362
Total investments, at value (identified cost, $934,412,757)	$1,106,233,427
Cash	123,871
Deposits with brokers	2,700
Receivables for
Fund shares sold	4,882,686
Interest and dividends	1,835,228
Other assets	1,456
Total assets	$1,113,079,368
Liabilities
Payables for
Investments purchased	$694,733
Fund shares reacquired	960,241
Written options outstanding, at value (premiums received, $53,131)	5,932
Payable to affiliates
Investment adviser	55,017
Shareholder servicing costs	756,351
Distribution and service fees	25,212
Payable for independent Trustees’ compensation	113,171
Accrued expenses and other liabilities	116,301
Total liabilities	$2,726,958
Net assets	$1,110,352,410
Net assets consist of
Paid-in capital	$942,540,539
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	171,867,346
Accumulated net realized gain (loss) on investments and foreign currency	(11,092,701)
Undistributed net investment income	7,037,226
Net assets	$1,110,352,410
Shares of beneficial interest outstanding	47,068,454

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$873,139,313	36,652,250	$23.82
Class B	40,494,541	1,850,624	21.88
Class C	78,776,804	3,627,163	21.72
Class I	29,812,445	1,201,256	24.82
Class R1	3,839,426	177,042	21.69
Class R2	19,624,970	840,544	23.35
Class R3	58,380,669	2,457,774	23.75
Class R4	6,165,029	257,001	23.99
Class R5	119,213	4,800	24.84

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $25.27 [100 / 94.25 x $23.82]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$18,893,330
Interest	107,073
Dividends from underlying affiliated funds	14,686
Foreign taxes withheld	(43,998)
Total investment income	$18,971,091
Expenses
Management fee	$5,935,954
Distribution and service fees	3,314,612
Shareholder servicing costs	1,922,137
Administrative services fee	136,310
Independent Trustees’ compensation	40,783
Custodian fee	103,092
Shareholder communications	96,273
Audit and tax fees	54,200
Legal fees	8,972
Dividend and interest expense on securities sold short	51,268
Miscellaneous	194,447
Total expenses	$11,858,048
Fees paid indirectly	(78)
Reduction of expenses by investment adviser and distributor	(37,469)
Net expenses	$11,820,501
Net investment income	$7,150,590
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$101,646,218
Written options	49,267
Securities sold short	(1,139,266)
Foreign currency	(2,157)
Net realized gain (loss) on investments and foreign currency	$100,554,062
Change in unrealized appreciation (depreciation)
Investments	$82,294,882
Written options	47,199
Translation of assets and liabilities in foreign currencies	(523)
Net unrealized gain (loss) on investments and foreign currency translation	$82,341,558
Net realized and unrealized gain (loss) on investments and foreign currency	$182,895,620
Change in net assets from operations	$190,046,210

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2013	2012
Change in net assets
From operations
Net investment income	$7,150,590	$4,257,841
Net realized gain (loss) on investments and foreign currency	100,554,062	43,944,879
Net unrealized gain (loss) on investments and foreign currency translation	82,341,558	69,484,871
Change in net assets from operations	$190,046,210	$117,687,591
Distributions declared to shareholders
From net investment income	$(4,250,197)	$(4,062,237)
Change in net assets from fund share transactions	$39,750,638	$(23,975,464)
Total change in net assets	$225,546,651	$89,649,890
Net assets
At beginning of period	884,805,759	795,155,869
At end of period (including undistributed net investment income of $7,037,226 and $4,138,948, respectively)	$1,110,352,410	$884,805,759

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.68	$17.20	$14.62	$13.87	$16.75
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.11	$0.11	$0.10	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	4.07	2.47	2.58	0.77	(2.92)
Total from investment operations	$4.25	$2.58	$2.69	$0.87	$(2.80)
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.10)	$(0.11)	$(0.12)	$(0.08)
Net asset value, end of period (x)	$23.82	$19.68	$17.20	$14.62	$13.87
Total return (%) (r)(s)(t)(x)	21.69	15.10	18.39	6.27	(16.55)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.15	1.18	1.24	1.36
Expenses after expense reductions (f)	1.11	1.15	1.18	1.23	1.21
Net investment income	0.81	0.61	0.60	0.68	1.03
Portfolio turnover	58	65	66	77	109
Net assets at end of period (000 omitted)	$873,139	$686,616	$612,504	$547,296	$559,572
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.10	1.15	1.17	1.22	1.21

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 8/31
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$18.11	$15.86	$13.50	$12.80		$15.45
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.02)	$(0.02)	$(0.01)		$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	3.76	2.27	2.38	0.71		(2.70)
Total from investment operations	$3.77	$2.25	$2.36	$0.70		$(2.65)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.00	)(w)	$—
Net asset value, end of period (x)	$21.88	$18.11	$15.86	$13.50		$12.80
Total return (%) (r)(s)(t)(x)	20.82	14.19	17.48	5.49		(17.15)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86	1.91	1.93	1.99		2.07
Expenses after expense reductions (f)	1.86	1.90	1.93	1.98		1.90
Net investment income (loss)	0.07	(0.14)	(0.15)	(0.06)		0.42
Portfolio turnover	58	65	66	77		109
Net assets at end of period (000 omitted)	$40,495	$43,320	$49,181	$55,327		$79,608
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.86	1.90	1.92	1.97		1.90

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.98	$15.74	$13.39	$12.75	$15.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.02)	$(0.02)	$(0.01)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	3.73	2.26	2.37	0.70	(2.67)
Total from investment operations	$3.74	$2.24	$2.35	$0.69	$(2.63)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.05)	$—
Net asset value, end of period (x)	$21.72	$17.98	$15.74	$13.39	$12.75
Total return (%) (r)(s)(t)(x)	20.80	14.23	17.55	5.40	(17.10)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86	1.90	1.93	1.99	2.06
Expenses after expense reductions (f)	1.86	1.90	1.93	1.98	1.91
Net investment income (loss)	0.06	(0.14)	(0.15)	(0.07)	0.34
Portfolio turnover	58	65	66	77	109
Net assets at end of period (000 omitted)	$78,777	$64,258	$62,249	$59,265	$63,993
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.86	1.90	1.92	1.97	1.91

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$20.49	$17.91	$15.21	$14.43	$17.47
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.16	$0.15	$0.15	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	4.25	2.57	2.70	0.79	(3.06)
Total from investment operations	$4.49	$2.73	$2.85	$0.94	$(2.89)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.15)	$(0.15)	$(0.16)	$(0.15)
Net asset value, end of period (x)	$24.82	$20.49	$17.91	$15.21	$14.43
Total return (%) (r)(s)(x)	22.03	15.36	18.73	6.47	(16.29)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.90	0.93	0.99	1.06
Expenses after expense reductions (f)	0.86	0.90	0.93	0.98	0.91
Net investment income	1.05	0.86	0.83	0.93	1.32
Portfolio turnover	58	65	66	77	109
Net assets at end of period (000 omitted)	$29,812	$20,441	$17,250	$16,291	$15,766
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.86	0.90	0.92	0.97	0.91

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.95	$15.72	$13.38	$12.75	$15.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.02)	$(0.02)	$(0.01)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	3.72	2.25	2.37	0.70	(2.68)
Total from investment operations	$3.74	$2.23	$2.35	$0.69	$(2.64)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)	$(0.06)	$—
Net asset value, end of period (x)	$21.69	$17.95	$15.72	$13.38	$12.75
Total return (%) (r)(s)(x)	20.84	14.19	17.56	5.43	(17.15)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86	1.90	1.93	1.99	2.06
Expenses after expense reductions (f)	1.86	1.90	1.93	1.98	1.91
Net investment income (loss)	0.08	(0.14)	(0.15)	(0.07)	0.32
Portfolio turnover	58	65	66	77	109
Net assets at end of period (000 omitted)	$3,839	$4,098	$3,904	$3,688	$3,735
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.85	1.90	1.92	1.97	1.91

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.28	$16.86	$14.33	$13.62	$16.45
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.06	$0.06	$0.06	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	4.00	2.42	2.54	0.75	(2.87)
Total from investment operations	$4.12	$2.48	$2.60	$0.81	$(2.77)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.06)	$(0.07)	$(0.10)	$(0.06)
Net asset value, end of period (x)	$23.35	$19.28	$16.86	$14.33	$13.62
Total return (%) (r)(s)(x)	21.44	14.74	18.14	5.97	(16.71)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.40	1.43	1.49	1.56
Expenses after expense reductions (f)	1.36	1.40	1.43	1.48	1.41
Net investment income	0.56	0.36	0.35	0.43	0.82
Portfolio turnover	58	65	66	77	109
Net assets at end of period (000 omitted)	$19,625	$17,369	$16,424	$14,013	$15,483
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.36	1.40	1.42	1.47	1.41

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.63	$17.16	$14.59	$13.85	$16.73
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.11	$0.11	$0.10	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	4.05	2.47	2.57	0.77	(2.91)
Total from investment operations	$4.23	$2.58	$2.68	$0.87	$(2.78)
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.11)	$(0.11)	$(0.13)	$(0.10)
Net asset value, end of period (x)	$23.75	$19.63	$17.16	$14.59	$13.85
Total return (%) (r)(s)(x)	21.68	15.12	18.38	6.25	(16.48)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.15	1.18	1.24	1.32
Expenses after expense reductions (f)	1.11	1.15	1.18	1.23	1.16
Net investment income	0.81	0.61	0.60	0.68	1.07
Portfolio turnover	58	65	66	77	109
Net assets at end of period (000 omitted)	$58,381	$46,833	$32,277	$26,573	$25,741
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.10	1.15	1.17	1.22	1.16

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.81	$17.32	$14.72	$13.98	$16.92
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.16	$0.13	$0.14	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	4.11	2.48	2.62	0.76	(2.90)
Total from investment operations	$4.34	$2.64	$2.75	$0.90	$(2.80)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.15)	$(0.15)	$(0.16)	$(0.14)
Net asset value, end of period (x)	$23.99	$19.81	$17.32	$14.72	$13.98
Total return (%) (r)(s)(x)	22.03	15.36	18.68	6.40	(16.28)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.91	0.92	0.98	0.96
Expenses after expense reductions (f)	0.86	0.90	0.92	0.97	0.95
Net investment income	1.04	0.86	0.75	0.92	0.75
Portfolio turnover	58	65	66	77	109
Net assets at end of period (000 omitted)	$6,165	$1,871	$1,367	$408	$1,633
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.86	0.90	0.91	0.97	0.95

See Notes to Financial Statements

Financial Highlights – continued

Class R5	Period ended 8/31/13 (i)
Net asset value, beginning of period	$21.02
Income (loss) from investment operations
Net investment income (d)	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	3.60
Total from investment operations	$3.82
Net asset value, end of period (x)	$24.84
Total return (%) (r)(s)(x)	18.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	(a)
Expenses after expense reductions (f)	0.76	(a)
Net investment income	1.39	(a)
Portfolio turnover	58
Net assets at end of period (000 omitted)	$119
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.75	(a)

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a nonrecurring litigation settlement against Enron Corp., the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 total returns for the year ended August 31, 2009 would have been lower by approximately 2.41%, 2.40%, 2.42%, 2.40%, 2.40%, 2.36%, 2.40% and 2.40%, respectively.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Core Equity Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the

Notes to Financial Statements – continued

last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining

Notes to Financial Statements – continued

whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as written options. The following is a summary of the levels used as of August 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,047,747,941	$—	$—	$1,047,747,941
Canada	24,870,580	—	—	24,870,580
Israel	9,983,320	—	—	9,983,320
Bermuda	6,010,287	—	—	6,010,287
Netherlands	4,860,349	—	—	4,860,349
Greece	2,109,121	—	—	2,109,121
United Kingdom	—	—	638,467	638,467
Mutual Funds	10,013,362	—	—	10,013,362
Total Investments	$1,105,594,960	$—	$638,467	$1,106,233,427

Other Financial Instruments
Written Options	$(5,932)	$—	$—	$(5,932)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 8/31/12	$849,797
Change in unrealized appreciation (depreciation)	(211,330)
Balance as of 8/31/13	$638,467

Notes to Financial Statements – continued

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at August 31, 2013 is $(211,330).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at August 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Purchased Equity Options	$34,785	$—
Equity	Written Equity Options	—	(5,932)
Total		$34,785	$(5,932)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2013 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$151,616	$49,267

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended August 31, 2013 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(17,827)	$(47,199)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, is noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or

Notes to Financial Statements – continued

sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended August 31, 2013:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	3,637	687,679
Options closed	(2,515)	(629,391)
Options expired	(65)	(5,157)
Outstanding, end of period	1,057	$53,131

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

Notes to Financial Statements – continued

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2013, this expense amounted to $51,268. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At August 31, 2013, the fund had no short sales outstanding.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2013, there were no securities on loan or collateral outstanding.

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/13	8/31/12
Ordinary income (including any short-term capital gains)	$4,250,197	$4,062,237

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/13
Cost of investments	$934,840,631
Gross appreciation	190,820,224
Gross depreciation	(19,427,428)
Net unrealized appreciation (depreciation)	$171,392,796
Undistributed ordinary income	7,148,276
Capital loss carryforwards	(10,472,027)
Other temporary differences	(257,174)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/16	$(9,599,724)
8/31/18	(872,303)
Total	$(10,472,027)

The availability of $9,599,724 of the capital loss carryforwards, which were acquired on July 24, 2009 in connection with the MFS New Endeavor Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 8/31/13	Year ended 8/31/12
Class A	$3,763,479	$3,629,814
Class I	153,997	144,617
Class R2	46,102	53,991
Class R3	268,678	219,844
Class R4	17,941	13,971
Total	$4,250,197	$4,062,237

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.65%
Average daily net assets in excess of $500 million	0.55%

Effective August 1, 2013, the investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2014. For the period from August 1, 2013 through August 31, 2013, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced.

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through August 31, 2013, this management fee reduction amounted to $2,431, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.26%	2.01%	2.01%	1.01%	2.01%	1.51%	1.26%	1.01%	0.94%

This written agreement will terminate on December 31, 2013. For the year ended August 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $606,276 for the year ended August 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,938,903
Class B	0.75%	0.25%	1.00%	1.00%	419,986
Class C	0.75%	0.25%	1.00%	1.00%	696,776
Class R1	0.75%	0.25%	1.00%	1.00%	37,533
Class R2	0.25%	0.25%	0.50%	0.50%	91,083
Class R3	—	0.25%	0.25%	0.25%	130,331
Total Distribution and Service Fees					$3,314,612

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through August 31, 2013, this rebate amounted to $29,146, $504, $969, and $1,723 for Class A, Class B, Class C, and Class R3, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2013, were as follows:

Amount
Class A	$5,226
Class B	38,259
Class C	2,235

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2013, the fee was $579,497, which equated to 0.0586% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,342,640.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.0138% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $2,868 and the Retirement Deferral plan resulted in an expense of $20,464. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $113,159 at August 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of

Notes to Financial Statements – continued

services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,654 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,696, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 31, 2012, MFS purchased 4,757 shares of Class R5 for an aggregate amount of $100,000. At August 31, 2013, MFS held 99.1% of the outstanding shares of Class R5.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $605,976,261 and $560,700,650, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/13 (i)		Year ended 8/31/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,546,868	$166,053,426	6,098,731	$112,010,702
Class B	196,291	4,012,467	365,332	6,162,175
Class C	584,686	12,153,640	273,865	4,562,737
Class I	357,017	8,396,899	219,369	4,167,067
Class R1	37,458	768,353	44,008	723,302
Class R2	151,192	3,277,836	271,987	4,901,210
Class R3	358,175	7,872,236	700,462	12,884,565
Class R4	197,759	4,502,021	69,234	1,292,761
Class R5	4,800	89,803	—	—
	9,434,246	$207,126,681	8,042,988	$146,704,519

Notes to Financial Statements – continued

	Year ended 8/31/13 (i)		Year ended 8/31/12
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	173,769	$3,492,749	191,573	$3,293,135
Class I	6,426	134,304	6,214	110,986
Class R2	2,220	43,807	2,968	50,059
Class R3	13,407	268,678	12,826	219,844
Class R4	888	17,941	709	12,243
	196,710	$3,957,479	214,290	$3,686,267

Shares reacquired
Class A	(5,962,394)	$(129,142,090)	(7,005,794)	$(129,393,313)
Class B	(737,297)	(14,746,274)	(1,074,996)	(18,090,170)
Class C	(531,761)	(10,486,616)	(654,543)	(11,047,038)
Class I	(159,773)	(3,592,449)	(191,258)	(3,650,463)
Class R1	(88,685)	(1,715,763)	(64,177)	(1,096,038)
Class R2	(213,567)	(4,451,724)	(348,657)	(6,285,007)
Class R3	(300,016)	(6,406,822)	(207,778)	(3,754,987)
Class R4	(36,085)	(791,784)	(54,459)	(1,049,234)
	(8,029,578)	$(171,333,522)	(9,601,662)	$(174,366,250)

Net change
Class A	1,758,243	$40,404,085	(715,490)	$(14,089,476)
Class B	(541,006)	(10,733,807)	(709,664)	(11,927,995)
Class C	52,925	1,667,024	(380,678)	(6,484,301)
Class I	203,670	4,938,754	34,325	627,590
Class R1	(51,227)	(947,410)	(20,169)	(372,736)
Class R2	(60,155)	(1,130,081)	(73,702)	(1,333,738)
Class R3	71,566	1,734,092	505,510	9,349,422
Class R4	162,562	3,728,178	15,484	255,770
Class R5	4,800	89,803	—	—
	1,601,378	$39,750,638	(1,344,384)	$(23,975,464)

(i)	For Class R5, the period is from inception, January 2, 2013, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an

Notes to Financial Statements – continued

agreed upon spread. For the year ended August 31, 2013, the fund’s commitment fee and interest expense were $5,111 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	12,697,876	138,338,661	(141,023,175)	10,013,362

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$14,686	$10,013,362

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Equity Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Fund at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Joseph MacDougall

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense

Board Review of Investment Advisory Agreement – continued

information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million, and that MFS has agreed in writing to implement an additional breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates

Board Review of Investment Advisory Agreement – continued

under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.
FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2013

MFS® NEW DISCOVERY FUND

NDF-ANN

MFS® NEW DISCOVERY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global economic trends appear to favor growth again despite risks created by the U.S. government’s gridlock. The U.S. economy’s slow but steady expansion is no longer the exception. The eurozone has emerged from its 18-month-long recession, with Germany leading the way. China’s monthly gauges of economic activity once again point toward expansion. And Japan is picking up momentum in response to its government’s and central bank’s aggressive program of monetary easing.

However, geopolitical risks have risen, with violence erupting in Egypt and Syria and the possibility of further unrest in the Middle East. The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program has weighed on global markets since May. Emerging markets, including Brazil and India, have borne much of the brunt, as their currency values have dropped and nervous investors have fled to safety elsewhere. In Europe, unemployment persists at historically high levels. The trend towards a pickup in global growth, while encouraging, appears tenuous, particularly with the risk of a U.S. debt default.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Polypore International, Inc.	2.2%
Tronox Ltd., “A”	2.2%
Cabot Oil & Gas Corp.	2.2%
CONSOL Energy, Inc.	2.1%
Constant Contact, Inc.	2.0%
Atwood Oceanics, Inc.	1.9%
Diana Shipping, Inc.	1.9%
Swift Transportation Co.	1.9%
Endologix, Inc.	1.7%
Silicon Laboratories, Inc.	1.7%

Equity sectors
Technology	24.3%
Industrial Goods & Services	14.2%
Energy	12.8%
Health Care	11.6%
Special Products & Services	10.4%
Basic Materials	9.9%
Transportation	6.2%
Retailing	3.8%
Leisure	2.3%
Financial Services	2.2%
Autos & Housing	1.0%
Consumer Staples	0.8%

Percentages are based on net assets as of 8/31/13.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2013, Class A shares of the MFS New Discovery Fund (the “fund”) provided a total return of 28.21%, at net asset value. This compares with a return of 28.14% for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the US Federal Reserve (through a third round of quantitative easing) and the European Central Bank (ECB) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the US waned. Later in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk that the Fed would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen and equity valuation to fall.

Contributors to Performance

Stock selection in the consumer staples sector contributed to performance relative to the Russell 2000 Growth Index. The fund’s holding of specialty coffee producer Green Mountain Coffee Roasters (b) boosted relative returns. The company continued to enjoy the benefits of strong customer demand for its K-cups products and the renewal of its distribution contract with Starbucks for five more years which helped the stock appreciate during the period.

Stock selection in the transportation sector was another positive factor for relative results. The fund’s overweight position in shares of transportation services company Swift Transportation bolstered relative returns as the stock delivered strong performance. Shares of Swift Transportation increased after the company announced better-than-expected financial results based on successful fleet rationalization and rising consumer confidence. Holding shares of Greek shipping company Diana Shipping (b) also bolstered relative returns.

3

Management Review – continued

Stock selection in the retailing sector supported relative results. However, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

Elsewhere, the fund’s overweight positions in shares of fleet management solutions provider FleetMatics Group, medical device maker Conceptus (h), custom parts manufacturer Proto Labs, interactive marketing software company ExactTarget (h), and digital personal photography company Shutterfly boosted relative performance as all five stocks delivered strong returns. Holdings of oil and gas exploration company Cabot Oil & Gas (b) and payment solutions provider FleetCor Technologies (b) also contributed to relative returns. Shares of Cabot Oil & Gas rose as the company reported higher earnings from better-than-expected production in its Marcellus wells.

Detractors from Performance

The combination of the fund’s stock selection and an overweight position in the basic materials sector detracted from relative performance. The fund’s holdings of potassium-related products producer Intrepid Potash (b) and rare earth materials producer Molycorp (b) hindered relative returns as both stocks posted poor performance. Shares of Intrepid Potash declined late in the period after Russia’s Uralkali Group, the world’s largest fertilizer producer, pulled out of one of the consortiums and vowed to ramp up production, a move that threatens to drive potash prices down significantly. Additionally, the fund’s overweight position in shares of silicon-based metals and alloys producer Globe Specialty Metals weighed on relative performance as the stock declined during the period.

Stock selection in the technology sector was another factor that negatively impacted relative results. Timing in the ownership of the fund’s overweight position in enterprise data storage provider Fusion-io (h) hurt relative returns as the stock underperformed the broad market during the period. Shares of the company declined throughout the period despite having reported positive earnings growth as management’s outlook remained uncertain because of the challenging macroeconomic environment, which management cited as becoming a factor on visibility, and increased competition within the industry. The fund’s holdings of fabless semiconductor company Mellanox Technologies (b), voice and language solutions provider Nuance Communications (b)(h), and network security solutions provider Fortinet (b) also hampered relative performance as all three stocks declined. Additionally, the fund’s overweight position in revenue management systems developer Model N detracted from relative results as the stock underperformed the benchmark.

The combination of weak stock selection and an underweight position in the leisure sector hindered relative performance. The fund’s holdings of South American McDonald’s franchise operator Arcos Dorados Holdings (b) (Argentina) detracted from relative results as the stock posted negative performance.

Additionally, the fund’s holdings of global aircraft and aviation solutions provider Atlas Air Worldwide Holdings (b) dampened relative returns as the stock declined during the period.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative

4

Management Review – continued

performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Thomas Wetherald

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	28.21%	13.49%	9.15%	N/A
B	11/03/97	27.26%	12.66%	8.40%	N/A
C	11/03/97	27.28%	12.64%	8.39%	N/A
I	1/02/97	28.54%	13.78%	9.49%	N/A
R1	4/01/05	27.30%	12.65%	N/A	9.72%
R2	10/31/03	27.92%	13.21%	N/A	8.43%
R3	4/01/05	28.24%	13.50%	N/A	10.53%
R4	4/01/05	28.54%	13.77%	N/A	10.83%
R5	6/01/12	28.68%	N/A	N/A	30.90%
529A	7/31/02	28.17%	13.40%	8.98%	N/A
529B	7/31/02	27.18%	12.57%	8.23%	N/A
529C	7/31/02	27.17%	12.56%	8.22%	N/A
Comparative Benchmark
Russell 2000 Growth Index (f)		28.14%	9.01%	8.84%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		20.84%	12.15%	8.51%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		23.26%	12.41%	8.40%	N/A
C With CDSC (1% for 12 months) (x)		26.28%	12.64%	8.39%	N/A
529A With Initial Sales Charge (5.75%)		20.80%	12.07%	8.34%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (x)		23.18%	12.32%	8.23%	N/A
529C With CDSC (1% for 12 months) (x)		26.17%	12.56%	8.22%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2013 through August 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/13	Ending Account Value 8/31/13	Expenses Paid During Period (p) 3/01/13-8/31/13
A	Actual	1.29%	$1,000.00	$1,125.82	$6.91
	Hypothetical (h)	1.29%	$1,000.00	$1,018.70	$6.56
B	Actual	2.05%	$1,000.00	$1,121.87	$10.96
	Hypothetical (h)	2.05%	$1,000.00	$1,014.87	$10.41
C	Actual	2.05%	$1,000.00	$1,121.69	$10.96
	Hypothetical (h)	2.05%	$1,000.00	$1,014.87	$10.41
I	Actual	1.05%	$1,000.00	$1,127.40	$5.63
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R1	Actual	2.05%	$1,000.00	$1,122.04	$10.96
	Hypothetical (h)	2.05%	$1,000.00	$1,014.87	$10.41
R2	Actual	1.55%	$1,000.00	$1,124.78	$8.30
	Hypothetical (h)	1.55%	$1,000.00	$1,017.39	$7.88
R3	Actual	1.29%	$1,000.00	$1,125.93	$6.91
	Hypothetical (h)	1.29%	$1,000.00	$1,018.70	$6.56
R4	Actual	1.05%	$1,000.00	$1,127.28	$5.63
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R5	Actual	0.95%	$1,000.00	$1,127.70	$5.09
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
529A	Actual	1.30%	$1,000.00	$1,126.23	$6.97
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
529B	Actual	2.08%	$1,000.00	$1,121.35	$11.12
	Hypothetical (h)	2.08%	$1,000.00	$1,014.72	$10.56
529C	Actual	2.10%	$1,000.00	$1,121.29	$11.23
	Hypothetical (h)	2.10%	$1,000.00	$1,014.62	$10.66

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A, Class 529A, and Class 529B shares, this rebate reduced the expense ratios above by 0.01%, 0.04%, and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.5%
Issuer	Shares/Par	Value ($)
Brokerage & Asset Managers - 1.2%
LPL Financial Holdings, Inc.	675,000	$24,826,497

Business Services - 6.3%
Bright Horizons Family Solutions, Inc. (a)	802,430	$29,216,476
Concur Technologies, Inc. (a)	115,340	11,271,025
Constant Contact, Inc. (a)(h)	2,109,135	40,347,753
FleetCor Technologies, Inc. (a)	99,370	10,246,041
Gartner, Inc. (a)	176,410	10,226,488
Performant Financial Corp. (a)	1,217,050	13,180,652
Xoom Corp. (a)	509,068	13,688,839

		$128,177,274
Chemicals - 1.4%
Intrepid Potash, Inc. (l)	1,681,780	$20,921,343
Marrone Bio Innovations, Inc. (a)	516,797	6,795,881

		$27,717,224
Computer Software - 3.9%
ANSYS, Inc. (a)	115,980	$9,740,000
CommVault Systems, Inc. (a)	400,800	33,599,064
Qlik Technologies, Inc. (a)	566,485	18,575,043
SolarWinds, Inc. (a)	459,862	16,761,970

		$78,676,077
Computer Software - Systems - 8.6%
Cvent, Inc. (a)	461,960	$16,450,396
E2open, Inc. (a)	107,460	2,173,916
Exa Corp. (a)	587,320	8,369,310
FleetMatics Group PLC (a)	672,519	33,256,065
Guidewire Software, Inc. (a)	302,150	13,886,814
Linx S.A.	453,600	7,376,383
MiX Telematics Ltd., SP ADR (a)	1,050,990	16,279,835
Model N, Inc. (a)(h)	1,833,988	26,427,767
SciQuest, Inc. (a)(h)	1,196,265	24,882,312
SS&C Technologies Holdings, Inc. (a)	577,974	20,454,500
Tableau Software, Inc., “A” (a)	67,545	4,884,179

		$174,441,477

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Services - 4.1%
Diamond Resorts International, Inc. (a)	1,066,200	$17,315,088
HomeAway, Inc. (a)	946,827	29,862,924
Kroton Educacional S.A.	1,786,000	23,953,561
MakeMyTrip Ltd. (a)	986,671	13,468,059

		$84,599,632
Electrical Equipment - 2.4%
MSC Industrial Direct Co., Inc., “A”	285,728	$21,715,328
Sensata Technologies Holding B.V. (a)	708,327	26,406,431

		$48,121,759
Electronics - 7.1%
Mellanox Technologies Ltd. (a)	476,850	$18,797,427
Monolithic Power Systems, Inc.	357,832	10,956,816
Rubicon Technology, Inc. (a)(l)	695,940	8,497,427
Silicon Laboratories, Inc. (a)	873,710	33,803,840
Stratasys Ltd. (a)	147,050	15,774,054
Ultratech, Inc. (a)	895,610	25,327,851
Universal Display Corp. (a)	230,827	7,988,922
Veeco Instruments, Inc. (a)	644,773	22,644,428

		$143,790,765
Energy - Independent - 8.4%
Alpha Natural Resources, Inc. (a)	1,943,910	$11,818,973
Arch Coal, Inc.	2,591,200	11,582,664
Cabot Oil & Gas Corp.	1,133,656	44,359,959
CONSOL Energy, Inc.	1,373,340	42,889,408
Peabody Energy Corp.	1,206,230	20,747,156
Range Resources Corp.	376,794	28,252,014
Walter Energy, Inc. (l)	955,360	12,362,358

		$172,012,532
Food & Beverages - 0.8%
Green Mountain Coffee Roasters, Inc. (a)	186,060	$16,058,839

Food & Drug Stores - 1.2%
Brazil Pharma S.A. (a)	1,155,700	$4,117,207
Fairway Group Holdings Corp. (a)	857,450	19,875,691

		$23,992,898
Furniture & Appliances - 1.0%
SodaStream International Ltd. (a)(l)	336,670	$21,038,508

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Gaming & Lodging - 0.8%
Norwegian Cruise Line Holdings Ltd. (a)	543,230	$16,889,021

General Merchandise - 0.4%
Five Below, Inc. (a)	245,466	$9,020,876

Internet - 3.8%
ChannelAdvisor Corp. (a)	444,509	$13,610,866
Millennial Media, Inc. (a)(l)	2,155,210	14,116,626
Pandora Media, Inc. (a)	667,950	12,303,639
Shutterfly, Inc. (a)	446,580	23,204,297
Shutterstock, Inc. (a)	188,820	9,373,025
Yelp, Inc. (a)	99,070	5,149,659

		$77,758,112
Machinery & Tools - 11.9%
Allison Transmission Holdings, Inc.	1,178,990	$26,539,065
IPG Photonics Corp.	467,900	25,154,304
Joy Global, Inc.	627,466	30,821,130
Kennametal, Inc.	628,920	26,741,678
Nordson Corp.	193,200	12,876,780
Polypore International, Inc. (a)	1,056,573	45,168,496
Proto Labs, Inc. (a)	393,190	27,932,218
United Rentals, Inc. (a)	361,445	19,796,343
WABCO Holdings, Inc. (a)	349,987	27,295,486

		$242,325,500
Medical & Health Technology & Services - 2.7%
Advisory Board Co. (a)	328,156	$17,973,104
Healthcare Services Group, Inc.	1,137,023	27,527,327
HealthStream, Inc. (a)	281,630	9,336,035

		$54,836,466
Medical Equipment - 8.5%
Align Technology, Inc. (a)	626,244	$27,272,926
Cardiovascular Systems, Inc. (a)	1,021,110	20,953,177
Cepheid, Inc. (a)	775,140	27,734,509
Endologix, Inc. (a)	2,157,053	34,124,578
GenMark Diagnostics, Inc. (a)	1,019,600	11,725,400
Globus Medical, Inc., “A” (a)	1,018,067	17,938,341
Novadaq Technologies, Inc. (a)	358,660	5,340,447
NxStage Medical, Inc. (a)	1,011,424	12,491,086
TearLab Corp. (a)	801,389	10,530,251
Uroplasty, Inc. (a)(h)	1,567,473	5,674,252

		$173,784,967

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Metals & Mining - 5.6%
Century Aluminum Co. (a)	1,610,190	$12,575,584
Globe Specialty Metals, Inc.	2,390,418	30,716,871
GrafTech International Ltd. (a)	2,825,170	22,092,829
Horsehead Holding Corp. (a)	800,090	9,497,068
Iluka Resources Ltd.	2,574,513	24,382,577
Molycorp, Inc. (a)(l)	2,392,180	14,592,298

		$113,857,227
Network & Telecom - 1.0%
Fortinet, Inc. (a)	492,030	$9,742,194
Palo Alto Networks, Inc. (a)	227,500	10,924,550

		$20,666,744
Oil Services - 4.3%
Atwood Oceanics, Inc. (a)	708,209	$39,433,077
Dresser-Rand Group, Inc. (a)	439,514	26,783,983
Frank’s International N.V. (a)	797,230	22,091,243

		$88,308,303
Other Banks & Diversified Financials - 1.0%
First Republic Bank	450,100	$19,930,428

Pharmaceuticals - 0.3%
Kythera Biopharmaceuticals, Inc. (a)	272,560	$7,195,584

Railroad & Shipping - 2.8%
Diana Shipping, Inc. (a)	3,566,978	$38,737,381
Navios Maritime Holdings, Inc.	3,067,586	18,650,923

		$57,388,304
Restaurants - 1.5%
Arcos Dorados Holdings, Inc.	1,862,050	$19,923,935
Chuy’s Holdings, Inc. (a)	277,593	9,979,468

		$29,903,403
Specialty Chemicals - 3.0%
Rockwood Holdings, Inc.	238,830	$15,251,684
Tronox Ltd., “A”	2,112,680	45,126,845

		$60,378,529
Specialty Stores - 2.1%
Citi Trends, Inc. (a)(h)	1,312,543	$21,302,573
Monro Muffler Brake, Inc.	507,283	22,457,418

		$43,759,991

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Trucking - 3.4%
Atlas Air Worldwide Holdings, Inc. (a)	651,096	$30,080,635
Swift Transportation Co. (a)	2,145,720	38,537,131

		$68,617,766
Total Common Stocks (Identified Cost, $1,745,548,816)		$2,028,074,703

Money Market Funds - 0.6%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	11,908,354	$11,908,354

Collateral for Securities Loaned - 2.3%
Navigator Securities Lending Prime Portfolio, 0.16%, at Cost and Net Asset Value (j)	46,736,588	$46,736,588
Total Investments (Identified Cost, $1,804,193,758)		$2,086,719,645

Other Assets, Less Liabilities - (2.4)%		(48,196,667)
Net Assets - 100.0%		$2,038,522,978

(a)	Non-income producing security.
(h)	Affiliated issuers are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,671,996,840)	$1,956,176,634
Underlying affiliated funds, at cost and value	11,908,354
Other affiliated issuers, at value (identified cost, $120,288,564)	118,634,657
Total investments, at value, including $44,992,474 of securities on loan (identified cost, $1,804,193,758)	$2,086,719,645
Cash	503,787
Foreign currency, at value (identified cost, $41,214)	40,949
Receivables for
Fund shares sold	6,448,382
Interest and dividends	1,201,840
Other assets	1,947
Total assets	$2,094,916,550
Liabilities
Payables for
Investments purchased	$5,185,755
Fund shares reacquired	3,014,261
Collateral for securities loaned, at value	46,736,588
Payable to affiliates
Investment adviser	160,038
Shareholder servicing costs	1,081,739
Distribution and service fees	34,409
Program manager fees	25
Payable for independent Trustees’ compensation	4,747
Accrued expenses and other liabilities	176,010
Total liabilities	$56,393,572
Net assets	$2,038,522,978
Net assets consist of
Paid-in capital	$1,674,760,871
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	282,525,543
Accumulated net realized gain (loss) on investments and foreign currency	81,241,297
Accumulated net investment loss	(4,733)
Net assets	$2,038,522,978
Shares of beneficial interest outstanding	78,153,108

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$866,006,080	33,489,842	$25.86
Class B	37,951,595	1,662,680	22.83
Class C	136,912,621	5,989,008	22.86
Class I	368,806,467	13,359,825	27.61
Class R1	8,972,411	395,118	22.71
Class R2	60,500,605	2,422,946	24.97
Class R3	110,561,647	4,278,770	25.84
Class R4	197,884,077	7,446,661	26.57
Class R5	244,655,283	8,850,569	27.64
Class 529A	4,518,565	178,986	25.25
Class 529B	299,774	13,459	22.27
Class 529C	1,453,853	65,244	22.28

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $27.44 [100 / 94.25 x $25.86] and $26.79 [100 / 94.25 x $25.25], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$9,469,986
Income on securities loaned	1,427,409
Dividends from underlying affiliated funds	15,014
Foreign taxes withheld	(12,924)
Total investment income	$10,899,485
Expenses
Management fee	$13,736,565
Distribution and service fees	3,517,732
Program manager fees	5,293
Shareholder servicing costs	1,973,708
Administrative services fee	203,726
Independent Trustees’ compensation	27,082
Custodian fee	138,211
Shareholder communications	106,349
Audit and tax fees	55,926
Legal fees	14,311
Miscellaneous	271,451
Total expenses	$20,050,354
Fees paid indirectly	(908)
Reduction of expenses by investment adviser and distributor	(558,240)
Net expenses	$19,491,206
Net investment loss	$(8,591,721)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$205,707,557
Other affiliated issuers	(538,329)
Foreign currency	40,845
Net realized gain (loss) on investments and foreign currency	$205,210,073
Change in unrealized appreciation (depreciation)
Investments	$179,463,456
Translation of assets and liabilities in foreign currencies	(344)
Net unrealized gain (loss) on investments and foreign currency translation	$179,463,112
Net realized and unrealized gain (loss) on investments and foreign currency	$384,673,185
Change in net assets from operations	$376,081,464

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2013	2012
Change in net assets
From operations
Net investment loss	$(8,591,721)	$(9,789,936)
Net realized gain (loss) on investments and foreign currency	205,210,073	(77,936,137)
Net unrealized gain (loss) on investments and foreign currency translation	179,463,112	197,089,128
Change in net assets from operations	$376,081,464	$109,363,055
Distributions declared to shareholders
From net realized gain on investments	$—	$(208,715,402)
Change in net assets from fund share transactions	$415,383,480	$125,313,234
Total change in net assets	$791,464,944	$25,960,887
Net assets
At beginning of period	1,247,058,034	1,221,097,147
At end of period (including accumulated net investment loss of $4,733 and $7,106,777, respectively)	$2,038,522,978	$1,247,058,034

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$20.17	$22.63	$19.03	$16.22	$17.96
Income (loss) from investment operations
Net investment loss (d)	$(0.14)	$(0.16)	$(0.22)	$(0.17)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	5.83	1.80	5.23	2.98	(1.61	)(g)
Total from investment operations	$5.69	$1.64	$5.01	$2.81	$(1.74)
Less distributions declared to shareholders
From net realized gain on investments	$—	$(4.10)	$(1.41)	$—	$—
Net asset value, end of period (x)	$25.86	$20.17	$22.63	$19.03	$16.22
Total return (%) (r)(s)(t)(x)	28.21	9.88	26.13	17.32	(9.69)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.39	1.40	1.51	1.70
Expenses after expense reductions (f)	1.31	1.35	1.30	1.41	1.60
Net investment loss	(0.59)	(0.83)	(0.90)	(0.92)	(1.05)
Portfolio turnover	96	128	205	167	150
Net assets at end of period (000 omitted)	$866,006	$529,749	$626,258	$338,380	$248,658

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.94	$20.73	$17.65	$15.16	$16.90
Income (loss) from investment operations
Net investment loss (d)	$(0.27)	$(0.28)	$(0.37)	$(0.29)	$(0.21)
Net realized and unrealized gain (loss) on investments and foreign currency	5.16	1.59	4.86	2.78	(1.53	)(g)
Total from investment operations	$4.89	$1.31	$4.49	$2.49	$(1.74)
Less distributions declared to shareholders
From net realized gain on investments	$—	$(4.10)	$(1.41)	$—	$—
Net asset value, end of period (x)	$22.83	$17.94	$20.73	$17.65	$15.16
Total return (%) (r)(s)(t)(x)	27.26	9.08	25.18	16.42	(10.30)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.14	2.15	2.26	2.41
Expenses after expense reductions (f)	2.06	2.10	2.05	2.16	2.30
Net investment loss	(1.34)	(1.59)	(1.65)	(1.67)	(1.76)
Portfolio turnover	96	128	205	167	150
Net assets at end of period (000 omitted)	$37,952	$30,308	$33,037	$26,777	$27,582

Class C	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.96	$20.76	$17.67	$15.18	$16.93
Income (loss) from investment operations
Net investment loss (d)	$(0.27)	$(0.28)	$(0.37)	$(0.30)	$(0.21)
Net realized and unrealized gain (loss) on investments and foreign currency	5.17	1.58	4.87	2.79	(1.54	)(g)
Total from investment operations	$4.90	$1.30	$4.50	$2.49	$(1.75)
Less distributions declared to shareholders
From net realized gain on investments	$—	$(4.10)	$(1.41)	$—	$—
Net asset value, end of period (x)	$22.86	$17.96	$20.76	$17.67	$15.18
Total return (%) (r)(s)(t)(x)	27.28	9.01	25.21	16.40	(10.34)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.14	2.15	2.26	2.40
Expenses after expense reductions (f)	2.06	2.10	2.05	2.16	2.30
Net investment loss	(1.35)	(1.59)	(1.65)	(1.67)	(1.75)
Portfolio turnover	96	128	205	167	150
Net assets at end of period (000 omitted)	$136,913	$91,138	$95,479	$37,144	$25,431

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$21.48	$23.77	$19.88	$16.91	$18.67
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.12)	$(0.17)	$(0.13)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	6.22	1.93	5.47	3.10	(1.66	)(g)
Total from investment operations	$6.13	$1.81	$5.30	$2.97	$(1.76)
Less distributions declared to shareholders
From net realized gain on investments	$—	$(4.10)	$(1.41)	$—	$—
Net asset value, end of period (x)	$27.61	$21.48	$23.77	$19.88	$16.91
Total return (%) (r)(s)(x)	28.54	10.16	26.48	17.56	(9.43)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.15	1.15	1.26	1.35
Expenses after expense reductions (f)	1.06	1.10	1.05	1.16	1.25
Net investment loss	(0.36)	(0.59)	(0.65)	(0.67)	(0.71)
Portfolio turnover	96	128	205	167	150
Net assets at end of period (000 omitted)	$368,806	$170,830	$323,848	$263,575	$238,410

Class R1	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.84	$20.65	$17.58	$15.10	$16.84
Income (loss) from investment operations
Net investment loss (d)	$(0.27)	$(0.28)	$(0.37)	$(0.29)	$(0.21)
Net realized and unrealized gain (loss) on investments and foreign currency	5.14	1.57	4.85	2.77	(1.53	)(g)
Total from investment operations	$4.87	$1.29	$4.48	$2.48	$(1.74)
Less distributions declared to shareholders
From net realized gain on investments	$—	$(4.10)	$(1.41)	$—	$—
Net asset value, end of period (x)	$22.71	$17.84	$20.65	$17.58	$15.10
Total return (%) (r)(s)(x)	27.30	9.00	25.22	16.42	(10.33)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.14	2.15	2.26	2.40
Expenses after expense reductions (f)	2.06	2.10	2.05	2.16	2.30
Net investment loss	(1.34)	(1.59)	(1.65)	(1.67)	(1.76)
Portfolio turnover	96	128	205	167	150
Net assets at end of period (000 omitted)	$8,972	$7,506	$6,904	$5,253	$4,217

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.52	$22.09	$18.65	$15.94	$17.68
Income (loss) from investment operations
Net investment loss (d)	$(0.19)	$(0.21)	$(0.28)	$(0.22)	$(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	5.64	1.74	5.13	2.93	(1.58	)(g)
Total from investment operations	$5.45	$1.53	$4.85	$2.71	$(1.74)
Less distributions declared to shareholders
From net realized gain on investments	$—	$(4.10)	$(1.41)	$—	$—
Net asset value, end of period (x)	$24.97	$19.52	$22.09	$18.65	$15.94
Total return (%) (r)(s)(x)	27.92	9.58	25.79	17.00	(9.84)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.64	1.65	1.76	1.90
Expenses after expense reductions (f)	1.56	1.60	1.55	1.66	1.80
Net investment loss	(0.85)	(1.09)	(1.15)	(1.17)	(1.26)
Portfolio turnover	96	128	205	167	150
Net assets at end of period (000 omitted)	$60,501	$35,599	$24,316	$13,125	$11,312

Class R3	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$20.15	$22.62	$19.02	$16.22	$17.94
Income (loss) from investment operations
Net investment loss (d)	$(0.14)	$(0.16)	$(0.22)	$(0.18)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	5.83	1.79	5.23	2.98	(1.59	)(g)
Total from investment operations	$5.69	$1.63	$5.01	$2.80	$(1.72)
Less distributions declared to shareholders
From net realized gain on investments	$—	$(4.10)	$(1.41)	$—	$—
Net asset value, end of period (x)	$25.84	$20.15	$22.62	$19.02	$16.22
Total return (%) (r)(s)(x)	28.24	9.84	26.14	17.26	(9.59)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.39	1.40	1.51	1.65
Expenses after expense reductions (f)	1.31	1.35	1.30	1.41	1.55
Net investment loss	(0.60)	(0.83)	(0.90)	(0.93)	(1.00)
Portfolio turnover	96	128	205	167	150
Net assets at end of period (000 omitted)	$110,562	$61,125	$28,966	$6,456	$3,492

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$20.67	$23.04	$19.31	$16.42	$18.13
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.12)	$(0.16)	$(0.13)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	5.98	1.85	5.30	3.02	(1.61	)(g)
Total from investment operations	$5.90	$1.73	$5.14	$2.89	$(1.71)
Less distributions declared to shareholders
From net realized gain on investments	$—	$(4.10)	$(1.41)	$—	$—
Net asset value, end of period (x)	$26.57	$20.67	$23.04	$19.31	$16.42
Total return (%) (r)(s)(x)	28.54	10.13	26.43	17.60	(9.43)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.14	1.15	1.26	1.40
Expenses after expense reductions (f)	1.06	1.10	1.05	1.16	1.30
Net investment loss	(0.35)	(0.58)	(0.66)	(0.67)	(0.76)
Portfolio turnover	96	128	205	167	150
Net assets at end of period (000 omitted)	$197,884	$141,694	$78,534	$50,147	$42,974

Class R5	Years ended 8/31
	2013	2012 (i)
Net asset value, beginning of period	$21.48	$19.73
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	6.22	1.78
Total from investment operations	$6.16	$1.75
Net asset value, end of period (x)	$27.64	$21.48
Total return (%) (r)(s)(x)	28.68	8.87	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.07	(a)
Expenses after expense reductions (f)	0.96	1.05	(a)
Net investment loss	(0.24)	(0.49	)(a)
Portfolio turnover	96	128
Net assets at end of period (000 omitted)	$244,655	$174,681

See Notes to Financial Statements

24

Financial Highlights – continued

Class 529A	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.70	$22.22	$18.71	$15.97	$17.70
Income (loss) from investment operations
Net investment loss (d)	$(0.14)	$(0.17)	$(0.24)	$(0.19)	$(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency	5.69	1.75	5.16	2.93	(1.59	)(g)
Total from investment operations	$5.55	$1.58	$4.92	$2.74	$(1.73)
Less distributions declared to shareholders
From net realized gain on investments	$—	$(4.10)	$(1.41)	$—	$—
Net asset value, end of period (x)	$25.25	$19.70	$22.22	$18.71	$15.97
Total return (%) (r)(s)(t)(x)	28.17	9.80	26.09	17.16	(9.77)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	1.49	1.50	1.61	1.80
Expenses after expense reductions (f)	1.34	1.40	1.39	1.51	1.70
Net investment loss	(0.62)	(0.89)	(0.99)	(1.02)	(1.15)
Portfolio turnover	96	128	205	167	150
Net assets at end of period (000 omitted)	$4,519	$3,304	$2,848	$1,735	$1,444

Class 529B	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.51	$20.35	$17.36	$14.92	$16.65
Income (loss) from investment operations
Net investment loss (d)	$(0.28)	$(0.28)	$(0.38)	$(0.31)	$(0.22)
Net realized and unrealized gain (loss) on investments and foreign currency	5.04	1.54	4.78	2.75	(1.51	)(g)
Total from investment operations	$4.76	$1.26	$4.40	$2.44	$(1.73)
Less distributions declared to shareholders
From net realized gain on investments	$—	$(4.10)	$(1.41)	$—	$—
Net asset value, end of period (x)	$22.27	$17.51	$20.35	$17.36	$14.92
Total return (%) (r)(s)(t)(x)	27.18	8.99	25.08	16.35	(10.39)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	2.24	2.24	2.36	2.50
Expenses after expense reductions (f)	2.10	2.15	2.14	2.26	2.40
Net investment loss	(1.39)	(1.64)	(1.74)	(1.77)	(1.85)
Portfolio turnover	96	128	205	167	150
Net assets at end of period (000 omitted)	$300	$217	$197	$204	$175

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529C	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.52	$20.36	$17.36	$14.93	$16.66
Income (loss) from investment operations
Net investment loss (d)	$(0.28)	$(0.28)	$(0.38)	$(0.31)	$(0.22)
Net realized and unrealized gain (loss) on investments and foreign currency	5.04	1.54	4.79	2.74	(1.51	)(g)
Total from investment operations	$4.76	$1.26	$4.41	$2.43	$(1.73)
Less distributions declared to shareholders
From net realized gain on investments	$—	$(4.10)	$(1.41)	$—	$—
Net asset value, end of period (x)	$22.28	$17.52	$20.36	$17.36	$14.93
Total return (%) (r)(s)(t)(x)	27.17	8.98	25.14	16.28	(10.38)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	2.24	2.25	2.36	2.48
Expenses after expense reductions (f)	2.11	2.15	2.14	2.26	2.38
Net investment loss	(1.39)	(1.64)	(1.74)	(1.78)	(1.83)
Portfolio turnover	96	128	205	167	150
Net assets at end of period (000 omitted)	$1,454	$906	$709	$469	$393

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS New Discovery Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party

27

Notes to Financial Statements – continued

pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

28

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,796,940,590	$—	$—	$1,796,940,590
Greece	57,388,304	—	—	57,388,304
Israel	36,812,562	—	—	36,812,562
Brazil	35,447,151	—	—	35,447,151
Australia	—	24,382,577	—	24,382,577
Netherlands	22,091,243	—	—	22,091,243
Argentina	19,923,935	—	—	19,923,935
South Africa	16,279,835	—	—	16,279,835
India	13,468,059	—	—	13,468,059
Other countries	5,340,447	—	—	5,340,447
Mutual Funds	58,644,942	—	—	58,644,942
Total Investments	$2,062,337,068	$24,382,577	$—	$2,086,719,645

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $24,382,577 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and

29

Notes to Financial Statements – continued

losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. Collateral for securities loaned is held at carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

30

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/13	8/31/12
Ordinary income (including any short-term capital gains)	$—	$178,380,330
Long-term capital gains	—	30,335,072
Total distributions	$—	$208,715,402

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/13
Cost of investments	$1,822,597,825
Gross appreciation	352,921,732
Gross depreciation	(88,799,912)
Net unrealized appreciation (depreciation)	$264,121,820
Undistributed ordinary income	46,692,710
Undistributed long-term capital gain	52,952,654
Other temporary differences	(5,077)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally

31

Notes to Financial Statements – continued

due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 8/31/13	Year ended 8/31/12
Class A	$—	$99,420,129
Class B	—	6,304,306
Class C	—	18,068,323
Class I	—	55,378,566
Class R1	—	1,433,390
Class R2	—	4,989,580
Class R3	—	7,142,920
Class R4	—	15,256,911
Class 529A	—	525,456
Class 529B	—	41,844
Class 529C	—	153,977
Total	$—	$208,715,402

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.80% of average daily net assets in excess of $1 billion up to $2.5 billion and 0.75% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2014. For the year ended August 31, 2013, this management fee reduction amounted to $524,541, which is shown as a reduction of total expenses in the Statement of Operations. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through August 31, 2013, this management fee reduction amounted to $4,030, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.87% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5	529A	529B	529C
1.41%	2.16%	2.16%	1.16%	2.16%	1.66%	1.41%	1.16%	1.10%	1.46%	2.21%	2.21%

32

Notes to Financial Statements – continued

This written agreement will terminate on December 31, 2013. For the year ended August 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $223,364 and $2,599 for the year ended August 31, 2013, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,584,905
Class B	0.75%	0.25%	1.00%	1.00%	333,140
Class C	0.75%	0.25%	1.00%	1.00%	1,071,153
Class R1	0.75%	0.25%	1.00%	1.00%	79,595
Class R2	0.25%	0.25%	0.50%	0.50%	223,924
Class R3	—	0.25%	0.25%	0.25%	200,882
Class 529A	—	0.25%	0.25%	0.23%	9,601
Class 529B	0.75%	0.25%	1.00%	0.99%	2,576
Class 529C	0.75%	0.25%	1.00%	1.00%	11,956
Total Distribution and Service Fees					$3,517,732

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through August 31, 2013, this rebate amounted to $19,527, $245, $160, $1,925, $920, and $19 for Class A, Class B, Class C, Class R3, Class 529A, and Class 529B, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class

33

Notes to Financial Statements – continued

529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2013, were as follows:

Amount
Class A	$2,783
Class B	41,313
Class C	11,286
Class 529B	1
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2014, unless MFD elects to extend the waiver. For the year ended August 31, 2013, this waiver amounted to $2,647 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2013, were as follows:

	Fee	Waiver
Class 529A	$3,840	$1,920
Class 529B	258	129
Class 529C	1,195	598
Total Program Manager Fees and Waivers	$5,293	$2,647

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2013, the fee was $348,993, which equated to 0.0229% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,624,715.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee

34

Notes to Financial Statements – continued

based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.0133% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $180 and is included in independent Trustees’ compensation for the year ended August 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $4,733 at August 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $9,881 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,226, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 5,068 shares of Class R5 for an aggregate amount of $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $1,861,038,270 and $1,458,761,081, respectively.

35

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/13		Year ended 8/31/12 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	13,280,657	$317,286,546	8,858,818	$175,776,653
Class B	413,203	8,490,226	400,753	7,115,653
Class C	2,088,673	43,663,588	1,508,319	26,246,463
Class I	9,044,050	226,138,227	5,957,386	122,417,695
Class R1	119,137	2,448,027	138,140	2,476,394
Class R2	1,281,338	28,806,578	1,059,597	20,115,423
Class R3	2,302,409	53,724,050	2,162,572	41,914,938
Class R4	2,656,356	63,852,249	4,077,139	81,702,018
Class R5	1,766,087	42,150,539	8,463,019	167,200,800
Class 529A	34,989	806,060	24,840	473,601
Class 529B	3,557	69,765	2,413	42,428
Class 529C	18,424	354,241	11,978	206,930
	33,008,880	$787,790,096	32,664,974	$645,688,996

Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	4,208,808	$74,032,927
Class B	—	—	354,912	5,582,759
Class C	—	—	807,632	12,720,205
Class I	—	—	2,058,795	38,499,472
Class R1	—	—	91,590	1,433,390
Class R2	—	—	243,767	4,158,664
Class R3	—	—	406,309	7,142,920
Class R4	—	—	842,465	15,164,363
Class 529A	—	—	30,586	525,456
Class 529B	—	—	2,724	41,844
Class 529C	—	—	10,017	153,977
	—	$—	9,057,605	$159,455,977

36

Notes to Financial Statements – continued

	Year ended 8/31/13		Year ended 8/31/12 (i)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(6,057,209)	$(136,602,612)	(14,471,666)	$(292,040,337)
Class B	(440,250)	(8,819,700)	(659,423)	(11,595,176)
Class C	(1,172,917)	(23,417,729)	(1,842,148)	(32,728,132)
Class I	(3,638,323)	(86,932,110)	(13,683,903)	(276,958,702)
Class R1	(144,665)	(2,881,900)	(143,450)	(2,531,852)
Class R2	(681,686)	(14,889,511)	(580,642)	(11,240,311)
Class R3	(1,056,634)	(23,946,508)	(816,514)	(15,912,499)
Class R4	(2,063,176)	(48,545,028)	(1,474,168)	(29,566,876)
Class R5	(1,046,242)	(25,688,737)	(332,295)	(6,826,002)
Class 529A	(23,748)	(532,514)	(15,891)	(304,266)
Class 529B	(2,507)	(50,279)	(2,408)	(39,477)
Class 529C	(4,901)	(99,988)	(5,113)	(88,109)
	(16,332,258)	$(372,406,616)	(34,027,621)	$(679,831,739)

Net change
Class A	7,223,448	$180,683,934	(1,404,040)	$(42,230,757)
Class B	(27,047)	(329,474)	96,242	1,103,236
Class C	915,756	20,245,859	473,803	6,238,536
Class I	5,405,727	139,206,117	(5,667,722)	(116,041,535)
Class R1	(25,528)	(433,873)	86,280	1,377,932
Class R2	599,652	13,917,067	722,722	13,033,776
Class R3	1,245,775	29,777,542	1,752,367	33,145,359
Class R4	593,180	15,307,221	3,445,436	67,299,505
Class R5	719,845	16,461,802	8,130,724	160,374,798
Class 529A	11,241	273,546	39,535	694,791
Class 529B	1,050	19,486	2,729	44,795
Class 529C	13,523	254,253	16,882	272,798
	16,676,622	$415,383,480	7,694,958	$125,313,234

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, MFS Growth Allocation Fund, MFS Aggressive Growth Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 4%, 4%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2015 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2045 Fund, MFS Lifetime 2050 Fund, MFS Lifetime 2055 Fund, and MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

37

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2013, the fund’s commitment fee and interest expense were $7,537 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,725,717	586,452,609	(576,269,972)	11,908,354

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$15,014	$11,908,354

Other Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Citi Trends, Inc.	1,075,873	257,470	(20,800)	1,312,543
Constant Contact, Inc.	884,165	1,345,230	(120,260)	2,109,135
Model N, Inc.	—	1,874,328	(40,340)	1,833,988
SciQuest, Inc.	1,035,584	326,841	(166,160)	1,196,265
Uroplasty, Inc.	1,389,553	204,630	(26,710)	1,567,473

Other Affiliated Issuers	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Citi Trends, Inc.	$(443,170)	$—	$—	$21,302,573
Constant Contact, Inc.	(618,816)	—	—	40,347,753
Model N, Inc.	22,637	—	—	26,427,767
SciQuest, Inc.	614,294	—	—	24,882,312
Uroplasty, Inc.	(113,274)	—	—	5,674,252

	$(538,329)	$—	$—	$118,634,657

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Fund at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2013

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

43

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Thomas Wetherald

44

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

45

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

46

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee on the Fund’s average daily net assets over $1 billion and $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS

47

Board Review of Investment Advisory Agreement – continued

performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

48

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $3,382,526 as capital gain dividends paid during the fiscal year.

49

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

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CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

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1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2013

MFS® RESEARCH INTERNATIONAL FUND

RIF-ANN

MFS® RESEARCH INTERNATIONAL FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global economic trends appear to favor growth again despite risks created by the U.S. government’s gridlock. The U.S. economy’s slow but steady expansion is no longer the exception. The eurozone has emerged from its 18-month-long recession, with Germany leading the way. China’s monthly gauges of economic activity once again point toward expansion. And Japan is picking up momentum in response to its government’s and central bank’s aggressive program of monetary easing.

However, geopolitical risks have risen, with violence erupting in Egypt and Syria and the possibility of further unrest in the Middle East. The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program has weighed on global markets since May. Emerging markets, including Brazil and India, have borne much of the brunt, as their currency values have dropped and nervous investors have fled to safety elsewhere. In Europe, unemployment persists at historically high levels. The trend towards a pickup in global growth, while encouraging, appears tenuous, particularly with the risk of a U.S. debt default.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Royal Dutch Shell PLC, “A”	3.2%
HSBC Holdings PLC	2.8%
Nestle S.A.	2.7%
Novartis AG	2.3%
Roche Holding AG	2.2%
GlaxoSmithKline PLC	2.0%
Rio Tinto Ltd.	2.0%
Sumitomo Mitsui Financial Group, Inc.	1.9%
Westpac Banking Corp.	1.9%
Groupe Danone	1.8%

Global equity sectors
Financial Services	24.8%
Capital Goods	23.2%
Energy	10.6%
Health Care	10.4%
Consumer Staples	9.3%
Consumer Cyclicals	7.7%
Technology	7.3%
Telecommunications/Cable Television	5.3%

Issuer country weightings (x)
Japan	21.1%
United Kingdom	18.3%
Switzerland	10.9%
France	10.7%
Germany	6.1%
Hong Kong	4.7%
Netherlands	3.7%
United States	3.7%
Sweden	3.4%
Other Countries	17.4%

Currency exposure weightings (y)
Euro	24.4%
Japanese Yen	21.1%
British Pound Sterling	18.3%
Swiss Franc	10.9%
Hong Kong Dollar	5.9%
United States Dollar	4.4%
Swedish Krona	3.4%
Australian Dollar	3.2%
Brazilian Real	3.1%
Other Currencies	5.3%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 8/31/13.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2013, Class A shares of the MFS Research International Fund (“fund”) provided a total return of 16.08%, at net asset value. This compares with a return of 19.17% for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the US Federal Reserve (through a third round of quantitative easing) and the European Central Bank (ECB) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the US waned. Later in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk that the Fed would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen and equity valuation to fall.

Detractors from Performance

Stock selection within the capital goods sector detracted from performance relative to the MSCI EAFE Index. Within this sector, not holding Japanese car maker Toyota Motor Corp. held back relative results as the stock performed well during the period. Additionally, the fund’s holdings of mining equipment manufacturer Joy Global (b) (United States) dampened relative returns. Shares declined throughout the second half of the period as the company’s customers cut capital spending in response to lower commodity prices, forcing management to lower their earnings guidance.

In the energy sector, stock selection held back relative returns. The fund’s holdings of Brazilian energy distribution company Energias do Brasil (b) and electric utility company CEZ (b)(h) (Czech Republic) weighed on relative results as both stocks posted poor performance. The fund’s overweight positions in oil and gas exploration company

3

Management Review – continued

INPEX Corporation (Japan), natural gas producer Tokyo Gas and global energy and petrochemicals company Royal Dutch Shell also dampened relative returns as all three stocks declined.

Additionally, stock selection in the financial services sector hampered relative performance. Not holding diversified financial services provider Lloyds Bank (United Kingdom) detracted from relative returns as the stock delivered strong performance.

In other sectors, the fund’s overweight position in Li & Fung (Hong Kong), a leading supplier to global retailers, hindered relative performance. The stock fell early in the period as the company announced poor earnings for the second half of 2012 because of decreased operating income driven by a slower-than-expected recovery in its US operations.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, weakened relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

The fund’s cash and/or cash equivalents position during the period also detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the health care sector benefited relative performance. The fund’s overweight positions in pharmaceutical company GlaxoSmithKline (United Kingdom) and healthcare products maker Bayer (Germany) boosted relative results as both stocks delivered positive returns during the period. GlaxoSmithKline reported better-than-expected earnings results during the first half of 2013 and Bayer continued to benefit from a number of successful drug launches throughout the period.

Stock selection in the consumer staples sector was another factor that contributed to relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative contributors.

In other sectors, the fund’s overweight positions in shares of financial services firms Barclays (United Kingdom), KBC Groep (h) (Belgium), Sumitomo Mitsui Financial Group (Japan) and Erste Group Bank (Austria) supported relative results as all four stocks posted solid performance. The fund’s overweight positions in shares of casino resorts operator Sands China (Hong Kong), automotive parts manufacturer DENSO (Japan) and global banking group BNP Paribas (France) were also among the fund’s top relative contributors. Shares of Sands China posted better-than-expected earnings driven by the opening of its newest property, the Sands Cotai Central, higher mass

4

Management Review – continued

market and VIP revenue growth and a more favorable win rate for the casino. The fund’s avoidance of mining giant BHP Billiton (Australia) also supported relative returns as the stock underperformed the benchmark.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	16.08%	2.16%	8.27%	N/A
B	1/02/98	15.19%	1.40%	7.53%	N/A
C	1/02/98	15.22%	1.41%	7.53%	N/A
I	1/02/97	16.32%	2.41%	8.60%	N/A
R1	4/01/05	15.24%	1.41%	N/A	4.62%
R2	10/31/03	15.79%	1.91%	N/A	7.03%
R3	4/01/05	16.13%	2.17%	N/A	5.39%
R4	4/01/05	16.42%	2.42%	N/A	5.68%
R5	5/01/06	16.50%	2.36%	N/A	2.04%
529A	7/31/02	16.05%	2.07%	8.10%	N/A
529B	7/31/02	15.15%	1.31%	7.34%	N/A
529C	7/31/02	15.17%	1.32%	7.35%	N/A
Comparative Benchmark
MSCI EAFE (Europe, Australasia, Far East) Index (f)		19.17%	2.11%	8.05%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		9.40%	0.96%	7.64%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		11.19%	1.02%	7.53%	N/A
C With CDSC (1% for 12 months) (x)		14.22%	1.41%	7.53%	N/A
529A With Initial Sales Charge (5.75%)		9.38%	0.87%	7.46%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (x)		11.15%	0.93%	7.34%	N/A
529C With CDSC (1% for 12 months) (x)		14.17%	1.32%	7.35%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements, please see Note 3 in the Notes to Financial Statements.

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2013 through August 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/13	Ending Account Value 8/31/13	Expenses Paid During Period (p) 3/01/13-8/31/13
A	Actual	1.18%	$1,000.00	$1,031.09	$6.04
	Hypothetical (h)	1.18%	$1,000.00	$1,019.26	$6.01
B	Actual	1.93%	$1,000.00	$1,027.13	$9.86
	Hypothetical (h)	1.93%	$1,000.00	$1,015.48	$9.80
C	Actual	1.93%	$1,000.00	$1,027.61	$9.86
	Hypothetical (h)	1.93%	$1,000.00	$1,015.48	$9.80
I	Actual	0.93%	$1,000.00	$1,031.98	$4.76
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74
R1	Actual	1.93%	$1,000.00	$1,027.36	$9.86
	Hypothetical (h)	1.93%	$1,000.00	$1,015.48	$9.80
R2	Actual	1.43%	$1,000.00	$1,029.41	$7.31
	Hypothetical (h)	1.43%	$1,000.00	$1,018.00	$7.27
R3	Actual	1.18%	$1,000.00	$1,031.43	$6.04
	Hypothetical (h)	1.18%	$1,000.00	$1,019.26	$6.01
R4	Actual	0.93%	$1,000.00	$1,032.36	$4.76
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74
R5	Actual	0.81%	$1,000.00	$1,033.14	$4.15
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
529A	Actual	1.20%	$1,000.00	$1,030.87	$6.14
	Hypothetical (h)	1.20%	$1,000.00	$1,019.16	$6.11
529B	Actual	1.98%	$1,000.00	$1,026.44	$10.11
	Hypothetical (h)	1.98%	$1,000.00	$1,015.22	$10.06
529C	Actual	1.98%	$1,000.00	$1,026.73	$10.11
	Hypothetical (h)	1.98%	$1,000.00	$1,015.22	$10.06

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 1.17%, 1.92%, 1.92%, 0.92%, 1.92%, 1.42%, 1.17%, 0.92%, 0.80%,

10

Expense Table – continued

1.19%, 1.97% and 1.97% for Classes A, B, C, I, R1, R2, R3, R4, R5, 529A, 529B, and 529C, respectively; the actual expenses paid during the period would have been approximately $5.99, $9.81, $9.81, $4.71, $9.81, $7.26, $5.99, $4.71, $4.10, $6.09, $10.06 and $10.06 for Classes A, B, C, I, R1, R2, R3, R4, R5, 529A, 529B, and 529C, respectively; and the hypothetical expenses paid during the period would have been approximately $5.96, $9.75, $9.75, $4.69, $9.75, $7.22, $5.96, $4.69, $4.08, $6.06, $10.01 and $10.01 for Classes A, B, C, I, R1, R2, R3, R4, R5, 529A, 529B, and 529C, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.03%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.6%
Issuer	Shares/Par	Value ($)
Alcoholic Beverages - 2.1%
Heineken N.V. (l)	559,677	$38,427,263
Pernod Ricard S.A.	762,711	88,545,966

		$126,973,229
Apparel Manufacturers - 2.4%
Li & Fung Ltd.	55,100,000	$81,003,811
LVMH Moet Hennessy Louis Vuitton S.A.	385,224	67,485,351

		$148,489,162
Automotive - 4.9%
Autoliv, Inc.	653,029	$52,882,288
DENSO Corp.	2,255,900	102,475,289
Honda Motor Co. Ltd.	3,089,800	110,627,350
Kia Motors Corp.	589,880	35,505,712

		$301,490,639
Broadcasting - 1.7%
Nippon Television Holdings, Inc.	2,241,900	$39,269,835
Publicis Groupe S.A.	877,718	65,333,225

		$104,603,060
Business Services - 3.1%
Cognizant Technology Solutions Corp., “A” (a)	571,410	$41,884,353
Compass Group PLC	2,851,024	37,820,076
Experian Group Ltd.	2,264,877	39,661,654
Mitsubishi Corp.	1,946,000	36,310,066
Nomura Research, Inc.	1,221,100	37,954,810

		$193,630,959
Computer Software - 0.4%
Dassault Systems S.A.	207,063	$26,449,703

Computer Software - Systems - 0.7%
Canon, Inc.	1,545,100	$46,297,519

Conglomerates - 0.9%
Hutchison Whampoa Ltd.	4,694,000	$54,093,890

Consumer Products - 0.9%
Reckitt Benckiser Group PLC	825,148	$56,072,408

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 3.5%
Legrand S.A.	425,155	$21,563,146
Schneider Electric S.A.	1,245,545	95,313,503
Siemens AG	923,268	97,728,790

		$214,605,439
Electronics - 1.3%
Infineon Technologies AG	3,775,953	$34,234,748
Taiwan Semiconductor Manufacturing Co. Ltd.	14,202,326	47,132,326

		$81,367,074
Energy - Independent - 2.4%
Cairn Energy PLC (a)	3,177,362	$13,417,789
Cenovus Energy, Inc.	981,730	28,129,319
Galp Energia SGPS S.A., “B”	947,305	15,944,291
INPEX Corp.	8,261	37,306,565
Oil Search Ltd.	3,411,280	25,372,263
Reliance Industries Ltd.	2,301,967	29,749,274

		$149,919,501
Energy - Integrated - 5.1%
BG Group PLC	3,683,015	$70,031,884
Petroleo Brasileiro S.A., ADR	3,523,910	47,643,263
Royal Dutch Shell PLC, “A”	6,157,180	199,184,753

		$316,859,900
Engineering - Construction - 1.0%
JGC Corp.	1,853,000	$63,019,184

Food & Beverages - 5.0%
Groupe Danone	1,516,809	$112,944,265
M. Dias Branco S.A. Industria e Comercio de Alimentos	829,700	31,696,873
Nestle S.A.	2,552,522	167,479,680

		$312,120,818
Food & Drug Stores - 0.4%
Sundrug Co. Ltd.	210,000	$9,740,664
Wumart Stores, Inc., “H”	7,199,000	13,590,928

		$23,331,592
Gaming & Lodging - 0.9%
Sands China Ltd.	9,518,000	$54,500,774

Health Maintenance Organizations - 0.2%
OdontoPrev S.A.	4,005,200	$14,788,999

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - 4.3%
AIA Group Ltd.	23,369,400	$102,189,815
Delta Lloyd N.V.	1,200,160	22,920,466
Hiscox Ltd.	3,051,660	30,503,075
ING Groep N.V. (a)	7,758,287	84,234,471
Sony Financial Holdings, Inc.	1,501,400	24,342,299

		$264,190,126
Internet - 0.7%
Yahoo Japan Corp.	92,827	$45,767,408

Machinery & Tools - 3.7%
Atlas Copco AB, “A”	2,875,137	$77,698,784
Glory Ltd.	1,823,200	38,033,041
Joy Global, Inc.	916,680	45,027,322
Schindler Holding AG	492,281	67,880,759

		$228,639,906
Major Banks - 12.0%
Banco Santander S.A.	4,652,944	$32,838,667
Barclays PLC	20,783,002	91,259,746
BNP Paribas	1,700,045	106,535,075
HSBC Holdings PLC	16,524,753	173,112,899
Mitsubishi UFJ Financial Group, Inc.	10,951,700	63,759,543
Standard Chartered PLC	1,913,305	42,726,365
Sumitomo Mitsui Financial Group, Inc.	2,626,800	116,378,062
Westpac Banking Corp.	4,184,275	116,014,887

		$742,625,244
Medical & Health Technology & Services - 0.5%
Kobayashi Pharmaceutical Co. Ltd.	289,500	$15,979,614
Miraca Holdings, Inc.	341,500	15,185,690

		$31,165,304
Medical Equipment - 0.6%
Sonova Holding AG	311,970	$34,534,806

Metals & Mining - 3.3%
Gerdau S.A., ADR	3,496,700	$25,106,306
Iluka Resources Ltd.	6,048,304	57,281,993
Rio Tinto Ltd.	2,758,634	124,532,391

		$206,920,690
Natural Gas - Distribution - 2.0%
China Resources Gas Group Ltd.	9,474,000	$22,287,197
GDF SUEZ	2,435,216	52,783,451

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Distribution - continued
Tokyo Gas Co. Ltd.	9,925,000	$51,299,652

		$126,370,300
Network & Telecom - 1.0%
Ericsson, Inc., “B”	5,037,509	$59,212,498

Other Banks & Diversified Financials - 7.0%
Aeon Credit Service Co. Ltd. (l)	1,120,000	$29,892,601
Bank Rakyat Indonesia	14,331,000	8,613,929
DBS Group Holdings Ltd.	3,571,000	44,110,957
Erste Group Bank AG	2,241,164	71,844,142
HDFC Bank Ltd., ADR	927,930	26,891,411
ICICI Bank Ltd.	995,808	12,066,802
Itau Unibanco Holding S.A., ADR	1,203,161	14,642,469
Kasikornbank PLC, NVDR	4,587,600	22,483,344
KBC Group N.V.	1,432,261	62,997,299
Sberbank of Russia, ADR	2,996,397	31,582,024
UBS AG	3,944,867	76,400,133
UniCredit S.p.A.	6,024,561	34,062,979

		$435,588,090
Pharmaceuticals - 9.1%
Bayer AG	780,593	$86,701,605
GlaxoSmithKline PLC	4,962,698	126,550,391
Novartis AG	1,959,970	142,924,353
Roche Holding AG	543,487	135,572,393
Santen Pharmaceutical Co. Ltd.	1,515,200	70,370,342

		$562,119,084
Railroad & Shipping - 0.8%
Kuehne & Nagel, Inc. AG	382,360	$47,628,055

Real Estate - 1.6%
GSW Immobilien AG	524,664	$22,858,661
Mitsubishi Estate Co. Ltd.	2,855,000	73,847,576

		$96,706,237
Restaurants - 1.6%
Arcos Dorados Holdings, Inc.	4,194,020	$44,876,014
Whitbread PLC	1,182,384	56,436,103

		$101,312,117
Specialty Chemicals - 3.7%
Akzo Nobel N.V.	1,476,803	$86,846,080
Chugoku Marine Paints Ltd.	1,972,000	9,845,019

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - continued
Linde AG	551,066	$105,970,029
Symrise AG	676,877	29,593,184

		$232,254,312
Specialty Stores - 0.7%
Hennes & Mauritz AB, “B”	1,146,850	$42,137,200

Telecommunications - Wireless - 3.4%
KDDI Corp.	2,161,200	$102,781,016
Tele2 AB, “B”	2,549,118	32,040,186
TIM Participacoes S.A., ADR	1,414,891	27,901,651
Vodafone Group PLC	14,263,604	45,590,146

		$208,312,999
Telephone Services - 2.0%
Bezeq - The Israel Telecommunication Corp. Ltd.	6,736,930	$10,980,748
BT Group PLC	4,751,012	23,950,685
China Unicom (Hong Kong) Ltd.	25,862,000	39,069,351
TDC A.S.	3,620,746	29,566,405
Telecom Italia S.p.A. - Savings Shares	32,748,948	18,196,024

		$121,763,213
Tobacco - 1.3%
Japan Tobacco, Inc.	2,388,800	$80,518,603

Trucking - 1.4%
Yamato Holdings Co. Ltd.	4,004,200	$85,739,045

Utilities - Electric Power - 0.5%
Energias do Brasil S.A.	7,334,100	$32,890,408

Utilities - Water - 0.5%
SUEZ Environnement	1,918,840	$28,593,792
Total Common Stocks (Identified Cost, $5,588,814,117)		$6,103,603,287

Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	30,851,777	$30,851,777

16

Portfolio of Investments – continued

Collateral for Securities Loaned - 0.5%
Issuer	Shares/Par	Value ($)
Navigator Securities Lending Prime Portfolio, 0.16%, at Cost and Net Asset Value (j)	34,992,502	$34,992,502
Total Investments (Identified Cost, $5,654,658,396)		$6,169,447,566

Other Assets, Less Liabilities - 0.4%		21,709,053
Net Assets - 100.0%		$6,191,156,619

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $5,623,806,619)	$6,138,595,789
Underlying affiliated funds, at cost and value	30,851,777
Total investments, at value, including $33,252,134 of securities on loan (identified cost, $5,654,658,396)	$6,169,447,566
Foreign currency, at value (identified cost, $6,561,364)	6,549,944
Receivables for
Investments sold	56,260,994
Fund shares sold	9,674,889
Interest and dividends	22,207,411
Other assets	7,558
Total assets	$6,264,148,362
Liabilities
Payables for
Investments purchased	$30,273,355
Fund shares reacquired	3,912,388
Collateral for securities loaned, at value	34,992,502
Payable to affiliates
Investment adviser	380,546
Shareholder servicing costs	2,914,837
Distribution and service fees	41,167
Program manager fees	13
Payable for independent Trustees’ compensation	15,174
Accrued expenses and other liabilities	461,761
Total liabilities	$72,991,743
Net assets	$6,191,156,619
Net assets consist of
Paid-in capital	$6,318,302,654
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	514,429,744
Accumulated net realized gain (loss) on investments and foreign currency	(744,277,089)
Undistributed net investment income	102,701,310
Net assets	$6,191,156,619
Shares of beneficial interest outstanding	378,547,492

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,108,795,090	68,237,947	$16.25
Class B	19,751,061	1,272,702	15.52
Class C	86,792,818	5,689,231	15.26
Class I	1,834,498,330	109,299,274	16.78
Class R1	4,033,850	268,653	15.02
Class R2	136,443,849	8,662,803	15.75
Class R3	195,358,355	12,151,548	16.08
Class R4	470,915,435	28,948,569	16.27
Class R5	2,331,324,711	143,809,625	16.21
Class 529A	2,104,576	131,259	16.03
Class 529B	188,329	12,437	15.14
Class 529C	950,215	63,444	14.98

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $17.24 [100 / 94.25 x $16.25] and $17.01 [100 / 94.25 x $16.03], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$167,140,758
Interest	1,797,409
Dividends from underlying affiliated funds	83,695
Foreign taxes withheld	(13,275,929)
Total investment income	$155,745,933
Expenses
Management fee	$41,627,851
Distribution and service fees	4,945,106
Program manager fees	3,180
Shareholder servicing costs	4,845,472
Administrative services fee	518,978
Independent Trustees’ compensation	82,379
Custodian fee	1,186,571
Shareholder communications	187,664
Audit and tax fees	94,723
Legal fees	52,823
Miscellaneous	521,040
Total expenses	$54,065,787
Fees paid indirectly	(201)
Reduction of expenses by investment adviser and distributor	(95,280)
Net expenses	$53,970,306
Net investment income	$101,775,627
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $886,955 country tax)	$297,499,585
Foreign currency	(2,584,867)
Net realized gain (loss) on investments and foreign currency	$294,914,718
Change in unrealized appreciation (depreciation)
Investments (net of $649,240 decrease in deferred country tax)	$380,349,383
Translation of assets and liabilities in foreign currencies	(247,426)
Net unrealized gain (loss) on investments and foreign currency translation	$380,101,957
Net realized and unrealized gain (loss) on investments and foreign currency	$675,016,675
Change in net assets from operations	$776,792,302

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2013	2012
Change in net assets
From operations
Net investment income	$101,775,627	$98,185,186
Net realized gain (loss) on investments and foreign currency	294,914,718	(44,297,721)
Net unrealized gain (loss) on investments and foreign currency translation	380,101,957	(79,771,886)
Change in net assets from operations	$776,792,302	$(25,884,421)
Distributions declared to shareholders
From net investment income	$(97,500,392)	$(86,230,428)
Change in net assets from fund share transactions	$746,775,414	$407,269,195
Total change in net assets	$1,426,067,324	$295,154,346
Net assets
At beginning of period	4,765,089,295	4,469,934,949
At end of period (including undistributed net investment income of $102,701,310 and $97,006,857, respectively)	$6,191,156,619	$4,765,089,295

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.25	$14.66	$12.93	$13.03	$16.14
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.28	$0.26	$0.21	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	2.01	(0.45)	1.67	(0.11)	(2.92)
Total from investment operations	$2.27	$(0.17)	$1.93	$0.10	$(2.70)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.24)	$(0.20)	$(0.20)	$(0.20)
From net realized gain on investments	—	—	—	—	(0.21)
Total distributions declared to shareholders	$(0.27)	$(0.24)	$(0.20)	$(0.20)	$(0.41)
Net asset value, end of period (x)	$16.25	$14.25	$14.66	$12.93	$13.03
Total return (%) (r)(s)(t)(x)	16.08	(1.03)	14.89	0.65	(16.22)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.21	1.19	1.25	1.35
Expenses after expense reductions (f)	1.18	1.21	1.19	1.25	1.35
Net investment income	1.65	2.02	1.67	1.59	1.95
Portfolio turnover	32	37	43	56	88
Net assets at end of period (000 omitted)	$1,108,795	$970,501	$1,008,654	$1,466,337	$1,254,399

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.59	$13.96	$12.30	$12.39	$15.34
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.16	$0.11	$0.09	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	1.94	(0.42)	1.62	(0.09)	(2.77)
Total from investment operations	$2.06	$(0.26)	$1.73	$—	$(2.64)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.11)	$(0.07)	$(0.09)	$(0.10)
From net realized gain on investments	—	—	—	—	(0.21)
Total distributions declared to shareholders	$(0.13)	$(0.11)	$(0.07)	$(0.09)	$(0.31)
Net asset value, end of period (x)	$15.52	$13.59	$13.96	$12.30	$12.39
Total return (%) (r)(s)(t)(x)	15.27	(1.82)	14.02	(0.09)	(16.85)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.93	1.96	1.95	1.99	2.05
Expenses after expense reductions (f)	1.93	1.96	1.94	1.99	2.05
Net investment income	0.83	1.19	0.76	0.71	1.25
Portfolio turnover	32	37	43	56	88
Net assets at end of period (000 omitted)	$19,751	$23,369	$33,059	$40,476	$55,961

Class C	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.39	$13.78	$12.16	$12.27	$15.23
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.16	$0.12	$0.10	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.90	(0.42)	1.59	(0.10)	(2.77)
Total from investment operations	$2.03	$(0.26)	$1.71	$—	$(2.63)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.13)	$(0.09)	$(0.11)	$(0.12)
From net realized gain on investments	—	—	—	—	(0.21)
Total distributions declared to shareholders	$(0.16)	$(0.13)	$(0.09)	$(0.11)	$(0.33)
Net asset value, end of period (x)	$15.26	$13.39	$13.78	$12.16	$12.27
Total return (%) (r)(s)(t)(x)	15.22	(1.80)	14.05	(0.03)	(16.88)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.93	1.96	1.95	2.00	2.05
Expenses after expense reductions (f)	1.93	1.96	1.95	2.00	2.05
Net investment income	0.87	1.23	0.80	0.78	1.30
Portfolio turnover	32	37	43	56	88
Net assets at end of period (000 omitted)	$86,793	$84,133	$99,830	$101,267	$110,142

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.71	$15.15	$13.35	$13.44	$16.65
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.35	$0.29	$0.26	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	2.06	(0.49)	1.74	(0.12)	(3.01)
Total from investment operations	$2.37	$(0.14)	$2.03	$0.14	$(2.75)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.30)	$(0.23)	$(0.23)	$(0.25)
From net realized gain on investments	—	—	—	—	(0.21)
Total distributions declared to shareholders	$(0.30)	$(0.30)	$(0.23)	$(0.23)	$(0.46)
Net asset value, end of period (x)	$16.78	$14.71	$15.15	$13.35	$13.44
Total return (%) (r)(s)(x)	16.32	(0.82)	15.19	0.92	(16.00)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.96	0.95	1.00	1.05
Expenses after expense reductions (f)	0.93	0.96	0.95	1.00	1.05
Net investment income	1.89	2.45	1.86	1.90	2.31
Portfolio turnover	32	37	43	56	88
Net assets at end of period (000 omitted)	$1,834,498	$1,143,621	$2,484,795	$1,926,221	$1,456,884

Class R1	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.17	$13.57	$11.98	$12.10	$15.05
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.15	$0.12	$0.10	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.87	(0.40)	1.57	(0.10)	(2.74)
Total from investment operations	$1.99	$(0.25)	$1.69	$—	$(2.60)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.10)	$(0.12)	$(0.14)
From net realized gain on investments	—	—	—	—	(0.21)
Total distributions declared to shareholders	$(0.14)	$(0.15)	$(0.10)	$(0.12)	$(0.35)
Net asset value, end of period (x)	$15.02	$13.17	$13.57	$11.98	$12.10
Total return (%) (r)(s)(x)	15.24	(1.80)	14.09	(0.09)	(16.87)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.93	1.96	1.95	2.00	2.05
Expenses after expense reductions (f)	1.93	1.96	1.95	2.00	2.05
Net investment income	0.85	1.18	0.84	0.77	1.34
Portfolio turnover	32	37	43	56	88
Net assets at end of period (000 omitted)	$4,034	$4,914	$6,288	$5,868	$6,311

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.83	$14.26	$12.59	$12.70	$15.76
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.24	$0.20	$0.18	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	1.95	(0.44)	1.64	(0.11)	(2.87)
Total from investment operations	$2.16	$(0.20)	$1.84	$0.07	$(2.67)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.23)	$(0.17)	$(0.18)	$(0.18)
From net realized gain on investments	—	—	—	—	(0.21)
Total distributions declared to shareholders	$(0.24)	$(0.23)	$(0.17)	$(0.18)	$(0.39)
Net asset value, end of period (x)	$15.75	$13.83	$14.26	$12.59	$12.70
Total return (%) (r)(s)(x)	15.79	(1.32)	14.61	0.45	(16.45)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	1.46	1.45	1.50	1.54
Expenses after expense reductions (f)	1.43	1.46	1.45	1.50	1.54
Net investment income	1.41	1.78	1.37	1.34	1.88
Portfolio turnover	32	37	43	56	88
Net assets at end of period (000 omitted)	$136,444	$107,567	$91,693	$72,425	$60,790

Class R3	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.10	$14.53	$12.82	$12.92	$16.06
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.28	$0.23	$0.21	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	2.00	(0.45)	1.68	(0.10)	(2.93)
Total from investment operations	$2.25	$(0.17)	$1.91	$0.11	$(2.70)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.26)	$(0.20)	$(0.21)	$(0.23)
From net realized gain on investments	—	—	—	—	(0.21)
Total distributions declared to shareholders	$(0.27)	$(0.26)	$(0.20)	$(0.21)	$(0.44)
Net asset value, end of period (x)	$16.08	$14.10	$14.53	$12.82	$12.92
Total return (%) (r)(s)(x)	16.13	(1.06)	14.88	0.72	(16.26)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.21	1.20	1.25	1.29
Expenses after expense reductions (f)	1.18	1.21	1.20	1.25	1.29
Net investment income	1.63	2.05	1.54	1.55	2.09
Portfolio turnover	32	37	43	56	88
Net assets at end of period (000 omitted)	$195,358	$168,989	$154,869	$151,073	$133,545

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Years ended 8/31
	2013	2012		2011	2010	2009
Net asset value, beginning of period	$14.26	$14.70		$12.96	$13.05	$16.19
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.32		$0.28	$0.24	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	2.06	(0.46)		1.69	(0.10)	(2.88)
Total from investment operations	$2.31	$(0.14)		$1.97	$0.14	$(2.68)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.30)		$(0.23)	$(0.23)	$(0.25)
From net realized gain on investments	—	—		—	—	(0.21)
Total distributions declared to shareholders	$(0.30)	$(0.30)		$(0.23)	$(0.23)	$(0.46)
Net asset value, end of period (x)	$16.27	$14.26		$14.70	$12.96	$13.05
Total return (%) (r)(s)(x)	16.42	(0.84)		15.19	0.95	(16.03)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.96		0.95	1.00	1.00
Expenses after expense reductions (f)	0.93	0.96		0.95	1.00	1.00
Net investment income	1.60	2.28		1.83	1.77	1.72
Portfolio turnover	32	37		43	56	88
Net assets at end of period (000 omitted)	$470,915	$825,288		$561,557	$482,217	$476,076

Class R5 (y)	Years ended 8/31
	2013	2012		2011	2010	2009
Net asset value, beginning of period	$14.20	$14.63		$12.90	$13.00	$16.14
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.17		$0.26	$0.23	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	1.99	(0.31	)(g)	1.69	(0.11)	(2.93)
Total from investment operations	$2.32	$(0.14)		$1.95	$0.12	$(2.69)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.29)		$(0.22)	$(0.22)	$(0.24)
From net realized gain on investments	—	—		—	—	(0.21)
Total distributions declared to shareholders	$(0.31)	$(0.29)		$(0.22)	$(0.22)	$(0.45)
Net asset value, end of period (x)	$16.21	$14.20		$14.63	$12.90	$13.00
Total return (%) (r)(s)(x)	16.50	(0.85)		15.07	0.81	(16.12)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.89		1.05	1.10	1.14
Expenses after expense reductions (f)	0.81	0.89		1.05	1.10	1.14
Net investment income	2.09	1.20	(l)	1.71	1.73	2.25
Portfolio turnover	32	37		43	56	88
Net assets at end of period (000 omitted)	$2,331,325	$1,433,832		$26,173	$24,820	$23,560
See Notes to Financial Statements

26

Financial Highlights – continued

Class 529A	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.06	$14.49	$12.78	$12.88	$15.96
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.27	$0.22	$0.20	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	1.98	(0.45)	1.68	(0.12)	(2.89)
Total from investment operations	$2.23	$(0.18)	$1.90	$0.08	$(2.68)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.25)	$(0.19)	$(0.18)	$(0.19)
From net realized gain on investments	—	—	—	—	(0.21)
Total distributions declared to shareholders	$(0.26)	$(0.25)	$(0.19)	$(0.18)	$(0.40)
Net asset value, end of period (x)	$16.03	$14.06	$14.49	$12.78	$12.88
Total return (%) (r)(s)(t)(x)	16.05	(1.15)	14.80	0.54	(16.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.31	1.30	1.35	1.45
Expenses after expense reductions (f)	1.21	1.26	1.29	1.35	1.45
Net investment income	1.62	1.96	1.47	1.47	1.90
Portfolio turnover	32	37	43	56	88
Net assets at end of period (000 omitted)	$2,105	$1,762	$1,747	$1,512	$1,451

Class 529B	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.25	$13.57	$11.99	$12.11	$15.05
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.13	$0.09	$0.09	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.88	(0.38)	1.58	(0.10)	(2.74)
Total from investment operations	$2.00	$(0.25)	$1.67	$(0.01)	$(2.62)
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.07)	$(0.09)	$(0.11)	$(0.11)
From net realized gain on investments	—	—	—	—	(0.21)
Total distributions declared to shareholders	$(0.11)	$(0.07)	$(0.09)	$(0.11)	$(0.32)
Net asset value, end of period (x)	$15.14	$13.25	$13.57	$11.99	$12.11
Total return (%) (r)(s)(t)(x)	15.15	(1.84)	13.90	(0.14)	(16.99)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.06	2.04	2.10	2.15
Expenses after expense reductions (f)	1.98	2.01	2.04	2.10	2.15
Net investment income	0.82	1.03	0.66	0.69	1.19
Portfolio turnover	32	37	43	56	88
Net assets at end of period (000 omitted)	$188	$199	$366	$461	$449

See Notes to Financial Statements

27

Financial Highlights – continued

Class 529C	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.17	$13.56	$12.00	$12.12	$15.06
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.15	$0.11	$0.09	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	1.86	(0.41)	1.56	(0.10)	(2.75)
Total from investment operations	$1.98	$(0.26)	$1.67	$(0.01)	$(2.62)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.13)	$(0.11)	$(0.11)	$(0.11)
From net realized gain on investments	—	—	—	—	(0.21)
Total distributions declared to shareholders	$(0.17)	$(0.13)	$(0.11)	$(0.11)	$(0.32)
Net asset value, end of period (x)	$14.98	$13.17	$13.56	$12.00	$12.12
Total return (%) (r)(s)(t)(x)	15.17	(1.83)	13.89	(0.11)	(16.98)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.06	2.05	2.10	2.15
Expenses after expense reductions (f)	1.98	2.01	2.04	2.10	2.15
Net investment income	0.81	1.19	0.81	0.76	1.23
Portfolio turnover	32	37	43	56	88
Net assets at end of period (000 omitted)	$950	$914	$906	$796	$631

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(l)	The net investment income ratio does not vary by the class specific expense differential because of the timing of sales of fund shares and the allocation of fund level income at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements, please see Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research International Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

29

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that

30

Notes to Financial Statements – continued

the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$186,748,404	$1,119,992,388	$—	$1,306,740,792
United Kingdom	1,130,850,365	—	—	1,130,850,365
Switzerland	672,420,178	—	—	672,420,178
France	665,547,476	—	—	665,547,476
Germany	377,087,018	—	—	377,087,018
Hong Kong	81,003,811	210,784,479	—	291,788,290
Netherlands	232,428,280	—	—	232,428,280
Sweden	211,088,669	—	—	211,088,669
Australia	—	198,669,143	—	198,669,143
Other Countries	772,122,531	244,860,545	—	1,016,983,076
Mutual Funds	65,844,279	—	—	65,844,279
Total Investments	$4,395,141,011	$1,774,306,555	$—	$6,169,447,566

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $192,301,370 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $297,501,488 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign

31

Notes to Financial Statements – continued

currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. Collateral for securities loaned is held at carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

32

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/13	8/31/12
Ordinary income (including any short-term capital gains)	$97,500,392	$86,230,428

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/13
Cost of investments	$5,708,914,847
Gross appreciation	785,706,233
Gross depreciation	(325,173,514)
Net unrealized appreciation (depreciation)	$460,532,719
Undistributed ordinary income	103,215,727
Capital loss carryforwards	(690,020,638)
Other temporary differences	(873,843)

33

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/18	$(690,020,638)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 8/31/13	Year ended 8/31/12
Class A	$18,082,585	$17,123,611
Class B	216,225	241,704
Class C	914,829	927,483
Class I	24,235,060	50,054,535
Class R1	49,846	67,476
Class R2	1,877,801	1,503,599
Class R3	3,284,789	2,881,452
Class R4	17,572,798	12,653,505
Class R5 (formerly Class W)	31,219,429	736,250
Class 529A	33,635	30,552
Class 529B	1,468	1,521
Class 529C	11,927	8,740
Total	$97,500,392	$86,230,428

On May 30, 2012, Class W shares were redesignated Class R5. See Note 5 for additional information.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

34

Notes to Financial Statements – continued

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

Effective August 1, 2013, the investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $5 billion up to $10 billion, and 0.60% of average daily net assets in excess of $10 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2014. For the period August 1, 2013 through August 31, 2013, this management fee reduction amounted to $58,316, which is shown as a reduction of total expenses in the Statement of Operations. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through August 31, 2013, this management fee reduction amounted to $13,688, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $56,837 and $1,321 for the year ended August 31, 2013, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,704,580
Class B	0.75%	0.25%	1.00%	1.00%	223,486
Class C	0.75%	0.25%	1.00%	1.00%	862,908
Class R1	0.75%	0.25%	1.00%	1.00%	46,309
Class R2	0.25%	0.25%	0.50%	0.50%	619,564
Class R3	—	0.25%	0.25%	0.25%	471,713
Class 529A	—	0.25%	0.25%	0.23%	5,082
Class 529B	0.75%	0.25%	1.00%	1.00%	1,948
Class 529C	0.75%	0.25%	1.00%	1.00%	9,516
Total Distribution and Service Fees					$4,945,106

35

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through August 31, 2013, this rebate amounted to $6,113, $91, $57, $389, and $2 for Class A, Class B, Class C, Class 529A, and Class 529B, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2013, were as follows:

Amount
Class A	$950
Class B	22,020
Class C	4,889
Class 529B	—
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2014 unless MFD elects to extend the waiver. For the year ended August 31, 2013, this waiver amounted to $1,589 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2013, were as follows:

	Fee	Waiver
Class 529A	$2,033	$1,016
Class 529B	195	97
Class 529C	952	476
Total Program Manager Fees and Waivers	$3,180	$1,589

36

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2013, the fee was $399,146, which equated to 0.0072% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,446,326.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.0094% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $119 and the Retirement Deferral plan resulted in an expense of $2,455. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $15,163 at August 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of

37

Notes to Financial Statements – continued

services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $36,804 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $15,035, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $2,456,205,196 and $1,709,099,831, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/13		Year ended 8/31/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	16,279,457	$254,419,782	31,745,318	$434,532,911
Class B	113,999	1,720,590	141,471	1,876,698
Class C	856,729	12,689,293	782,952	10,214,753
Class I	61,242,598	1,017,828,706	39,915,301	570,186,885
Class R1	60,541	876,339	89,252	1,159,150
Class R2	2,636,872	40,136,497	2,630,956	35,516,421
Class R3	3,459,308	53,661,367	4,393,432	60,527,319
Class R4	7,651,892	118,459,587	25,237,244	348,372,570
Class R5 (formerly Class W)	48,012,029	741,180,408	104,354,070	1,365,285,483
Class 529A	19,927	308,135	21,880	298,046
Class 529B	940	13,451	667	8,530
Class 529C	5,559	79,642	12,601	161,456
	140,339,851	$2,241,373,797	209,325,144	$2,828,140,222

38

Notes to Financial Statements – continued

	Year ended 8/31/13		Year ended 8/31/12
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	988,881	$14,783,775	828,065	$11,038,101
Class B	12,620	181,228	15,518	198,473
Class C	34,473	486,411	38,748	488,229
Class I	1,092,849	16,840,811	2,844,394	39,081,977
Class R1	3,550	49,310	5,200	64,422
Class R2	120,670	1,752,131	105,935	1,373,973
Class R3	222,095	3,284,789	218,292	2,881,452
Class R4	1,161,239	17,348,909	929,045	12,374,873
Class R5 (formerly Class W)	2,099,491	31,219,429	46,986	623,506
Class 529A	2,280	33,635	2,317	30,517
Class 529B	103	1,468	122	1,521
Class 529C	861	11,927	705	8,740
	5,739,112	$85,993,823	5,035,327	$68,165,784

Shares reacquired
Class A	(17,149,034)	$(268,162,272)	(33,254,297)	$(455,872,069)
Class B	(572,885)	(8,623,274)	(805,715)	(10,705,015)
Class C	(1,487,418)	(21,691,721)	(1,783,058)	(23,317,054)
Class I	(30,802,793)	(503,136,411)	(129,048,653)	(1,770,003,865)
Class R1	(168,622)	(2,424,736)	(184,770)	(2,392,107)
Class R2	(1,873,333)	(28,103,295)	(1,390,102)	(18,857,493)
Class R3	(3,512,663)	(54,511,524)	(3,285,867)	(45,202,740)
Class R4	(37,734,633)	(579,114,162)	(6,505,443)	(90,617,432)
Class R5 (formerly Class W)	(7,286,685)	(114,338,763)	(5,205,165)	(71,497,180)
Class 529A	(16,241)	(255,887)	(19,472)	(267,078)
Class 529B	(3,651)	(52,851)	(12,677)	(163,810)
Class 529C	(12,369)	(177,310)	(10,733)	(140,968)
	(100,620,327)	$(1,580,592,206)	(181,505,952)	$(2,489,036,811)

Net change
Class A	119,304	$1,041,285	(680,914)	$(10,301,057)
Class B	(446,266)	(6,721,456)	(648,726)	(8,629,844)
Class C	(596,216)	(8,516,017)	(961,358)	(12,614,072)
Class I	31,532,654	531,533,106	(86,288,958)	(1,160,735,003)
Class R1	(104,531)	(1,499,087)	(90,318)	(1,168,535)
Class R2	884,209	13,785,333	1,346,789	18,032,901
Class R3	168,740	2,434,632	1,325,857	18,206,031
Class R4	(28,921,502)	(443,305,666)	19,660,846	270,130,011
Class R5 (formerly Class W)	42,824,835	658,061,074	99,195,891	1,294,411,809
Class 529A	5,966	85,883	4,725	61,485
Class 529B	(2,608)	(37,932)	(11,888)	(153,759)
Class 529C	(5,949)	(85,741)	2,573	29,228
	45,458,636	$746,775,414	32,854,519	$407,269,195

39

Notes to Financial Statements – continued

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 17%, 5%, 4%, 2%, and 2% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Redesignation of Class W to Class R5 – On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2013, the fund’s commitment fee and interest expense were $28,217 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

40

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,603	1,383,270,090	(1,352,421,916)	30,851,777

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$83,695	$30,851,777

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Research International Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Fund at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2013

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

46

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Jose Luis Garcia
Thomas Melendez

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

48

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was lower than Lipper expense group median.

49

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion, and that MFS has agreed in writing to implement additional breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $5 billion and $10 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates

50

Board Review of Investment Advisory Agreement – continued

under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

51

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $145,020,351. The fund intends to pass through foreign tax credits of $10,987,724 for the fiscal year.

52

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE

AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2013

MFS® TECHNOLOGY FUND

SCT-ANN

MFS® TECHNOLOGY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global economic trends appear to favor growth again despite risks created by the U.S. government’s gridlock. The U.S. economy’s slow but steady expansion is no longer the exception. The eurozone has emerged from its 18-month-long recession, with Germany leading the way. China’s monthly gauges of economic activity once again point toward expansion. And Japan is picking up momentum in response to its government’s and central bank’s aggressive program of monetary easing.

However, geopolitical risks have risen, with violence erupting in Egypt and Syria and the possibility of further unrest in the Middle East. The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program has weighed on global markets since May. Emerging markets, including Brazil and India, have borne much of the brunt, as their currency values have dropped and nervous investors have fled to safety elsewhere. In Europe, unemployment persists at historically high levels. The trend towards a pickup in global growth, while encouraging, appears tenuous, particularly with the risk of a U.S. debt default.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Google, Inc., “A”	9.1%
Apple, Inc.	8.0%
Hewlett-Packard Co.	5.1%
Qualcomm, Inc.	4.4%
Amazon.com, Inc.	4.4%
Visa, Inc., “A”	4.2%
Priceline.com, Inc.	4.1%
Oracle Corp.	3.9%
EMC Corp.	3.5%
Microchip Technology, Inc.	3.4%

Top five industries (i)
Computer Software - Systems (s)	22.3%
Internet	17.8%
Computer Software	11.9%
Electronics (s)	11.7%
Other Banks & Diversified Financials	7.4%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(s)	Includes securities sold short.

Percentages are based on net assets as of 8/31/13.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2013, Class A shares of the MFS Technology Fund (“fund”) provided a total return of 15.54%, at net asset value. This compares with a return of 18.70% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 13.53% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the US Federal Reserve (through a third round of quantitative easing) and the European Central Bank (ECB) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the US waned. Late in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk that the Fed would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall.

Detractors from Performance

Stock selection and an underweight position in the entertainment industry detracted from the fund’s performance relative to the Standard & Poor’s North American Technology Sector Index. Most notably, a short position in shares of internet TV show and movie subscription services provider Netflix (h) hampered relative results as the stock traded higher during the period. Netflix surged in the first half of the period as the company released results that beat consensus estimates on the back of better-than-expected domestic streaming subscription growth, lower-than-expected losses in international markets and improved margins.

Stocks in other industries that negatively impacted relative results included overweight positions in weak-performing computer and personal electronics maker Apple, access infrastructure products manufacturer Citrix Systems and data storage systems provider

3

Management Review – continued

EMC. An underweight position in enterprise software products maker Oracle also held back relative returns. Shares of Apple declined in the first half of the period after the company announced disappointing profit and sales growth. Investors seemingly discounted prospects of increasing competition and lower margins for the company. Short positions in IT and professional services company Computer Sciences (h), publishing software company Adobe Systems (h) and semiconductor company Texas Instruments also weighed on relative results as all three stocks appreciated during the period. Not holding common stock shares of strong-performing network equipment company Cisco System, and the fund’s holdings of semiconductor company Mellanox Technologies (b), were additional factors that detracted from relative performance.

Contributors to Performance

An underweight position and stock selection in the computer systems industry were positive factors that contributed to performance relative to the Standard & Poor’s North American Technology Sector Index. Within this industry, an underweight position in poor-performing diversified technology products and services company IBM (h) and an overweight allocation to computer products and services provider Hewlett-Packard aided relative results. The fund’s holdings of software solution provider FleetMatics Group (b) also helped. Hewlett-Packard’s price rose in the middle of the period after the company reported better-than-expected revenues and earnings. Its free cash flow generation was quite strong and much better than previous quarters. Additionally, news during the period that rival personal computer maker Dell was attempting to go private appeared to have given investors optimism that we may see a more rational pricing environment for PCs moving forward.

An overweight position in the broadcasting industry also benefited relative results as this industry outperformed the index over the period. Here, the fund’s holdings of strong-performing media and entertainment company Twenty-First Century Fox (b)(h) boosted relative returns.

The fund’s overweight allocations to both the other banks & diversified financials and consumer services industries contributed to relative performance. Within these industries, an overweight position in debit and credit transaction processing company Mastercard and online travel company priceline.com strengthened relative results.

Elsewhere, overweight allocations to strong-performing global fleet vehicle fuel card provider FleetCor Technologies, online information portal Yahoo! and fiber optics manufacturer Finisar boosted relative returns. FleetCor Technologies traded higher towards the middle of the period as the company announced quarterly earnings that topped analyst estimates because of international expansion and lower wholesale costs. Additionally, management issued guidance above early forecasts which further supported the stock. The fund’s avoidance of weak-performing semiconductor company Intel also contributed to relative performance.

Respectfully,

Matthew Sabel

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	15.54%	9.27%	8.87%	N/A
B	4/14/00	14.66%	8.47%	8.12%	N/A
C	4/14/00	14.63%	8.46%	8.11%	N/A
I	1/02/97	15.77%	9.56%	9.20%	N/A
R1	4/01/05	14.66%	8.46%	N/A	9.86%
R2	10/31/03	15.22%	9.00%	N/A	8.06%
R3	4/01/05	15.54%	9.29%	N/A	10.68%
R4	4/01/05	15.80%	9.56%	N/A	10.98%
R5	1/02/13	N/A	N/A	N/A	15.05%
Comparative Benchmarks
Standard & Poor’s 500 Stock Index (f)		18.70%	7.32%	7.12%	N/A
Standard & Poor’s North American Technology Sector Index (f)		13.53%	8.86%	7.40%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		8.89%	7.98%	8.22%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		10.66%	8.18%	8.12%	N/A
C With CDSC (1% for 12 months) (x)		13.63%	8.46%	8.11%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2013 through August 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/13	Ending Account Value 8/31/13	Expenses Paid During Period (p) 3/01/13-8/31/13
A	Actual	1.53%	$1,000.00	$1,102.22	$8.11
	Hypothetical (h)	1.53%	$1,000.00	$1,017.49	$7.78
B	Actual	2.29%	$1,000.00	$1,098.39	$12.11
	Hypothetical (h)	2.29%	$1,000.00	$1,013.66	$11.62
C	Actual	2.29%	$1,000.00	$1,097.95	$12.11
	Hypothetical (h)	2.29%	$1,000.00	$1,013.66	$11.62
I	Actual	1.29%	$1,000.00	$1,103.69	$6.84
	Hypothetical (h)	1.29%	$1,000.00	$1,018.70	$6.56
R1	Actual	2.29%	$1,000.00	$1,098.14	$12.11
	Hypothetical (h)	2.29%	$1,000.00	$1,013.66	$11.62
R2	Actual	1.79%	$1,000.00	$1,101.05	$9.48
	Hypothetical (h)	1.79%	$1,000.00	$1,016.18	$9.10
R3	Actual	1.54%	$1,000.00	$1,102.84	$8.16
	Hypothetical (h)	1.54%	$1,000.00	$1,017.44	$7.83
R4	Actual	1.30%	$1,000.00	$1,103.33	$6.89
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R5	Actual	1.15%	$1,000.00	$1,104.24	$6.10
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.13% of investment related expense from short sales that are outside of the expense limitation arrangement (See Notes 2 and 3 of the Notes to Financial Statements).

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 100.4%
Issuer	Shares/Par	Value ($)
Broadcasting - 4.7%
Discovery Communications, Inc., “C” (a)	19,090	$1,358,635
Time Warner, Inc.	34,320	2,077,390
Twenty-First Century Fox, Inc.	181,060	5,672,610
Viacom, Inc., “B”	10,750	855,270
Walt Disney Co.	19,510	1,186,793

		$11,150,698
Brokerage & Asset Managers - 0.5%
IntercontinentalExchange, Inc. (a)	6,735	$1,210,616

Business Services - 4.0%
Accenture PLC, “A”	34,650	$2,503,463
Cognizant Technology Solutions Corp., “A” (a)	26,010	1,906,533
Fidelity National Information Services, Inc.	63,000	2,800,980
FleetCor Technologies, Inc. (a)	17,000	1,752,870
QIWI PLC, ADR	21,560	642,488

		$9,606,334
Computer Software - 11.8%
Autodesk, Inc. (a)	56,250	$2,067,188
Citrix Systems, Inc. (a)	34,380	2,433,073
Microsoft Corp.	58,360	1,949,224
Oracle Corp. (s)	290,010	9,239,719
Qlik Technologies, Inc. (a)	60,230	1,974,942
Salesforce.com, Inc. (a)	124,349	6,109,266
Symantec Corp.	102,560	2,626,562
TIBCO Software, Inc. (a)	70,100	1,580,054

		$27,980,028
Computer Software - Systems - 22.5%
Apple, Inc. (s)	39,184	$19,084,567
CDW Corp. (a)	113,528	2,489,669
Cvent, Inc. (a)	2,020	71,932
EMC Corp.	325,440	8,389,843
FleetMatics Group PLC (a)	40,730	2,014,099
Guidewire Software, Inc. (a)	51,680	2,375,213
Hewlett-Packard Co. (s)	544,390	12,161,673
Model N, Inc. (a)	45,270	652,341
NCR Corp. (a)	26,890	956,746
Qualys, Inc. (a)	43,110	861,769

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - continued
Splunk, Inc. (a)	25,470	$1,406,199
SS&C Technologies Holdings, Inc. (a)	40,390	1,429,402
Vantiv, Inc., “A” (a)	63,240	1,670,168

		$53,563,621
Consumer Services - 5.2%
Grand Canyon Education, Inc. (a)	12,830	$442,763
Groupon, Inc. (a)	97,740	993,038
Priceline.com, Inc. (a)	10,430	9,788,868
TripAdvisor, Inc. (a)	15,520	1,148,014

		$12,372,683
Electrical Equipment - 2.5%
Amphenol Corp., “A”	38,730	$2,934,572
TE Connectivity Ltd.	46,910	2,298,590
W.W. Grainger, Inc.	2,847	704,205

		$5,937,367
Electronics - 12.7%
Aeroflex Holding Corp. (a)	223,670	$1,570,163
Altera Corp.	142,350	5,006,450
Freescale Semiconductor Ltd. (a)	137,610	1,970,575
JDS Uniphase Corp. (a)	422,330	5,418,494
Linear Technology Corp.	35,280	1,352,282
Mellanox Technologies Ltd. (a)	34,980	1,378,912
Microchip Technology, Inc.	210,140	8,155,533
NXP Semiconductors N.V. (a)	74,810	2,780,688
Ultratech, Inc. (a)	46,820	1,324,070
Veeco Instruments, Inc. (a)	31,460	1,104,875

		$30,062,042
Entertainment - 0.8%
AMC Networks, Inc., “A” (a)	31,590	$1,957,948

Internet - 17.8%
ChannelAdvisor Corp. (a)	46,130	$1,412,501
eBay, Inc. (a)	147,570	7,377,024
Facebook, Inc., “A “ (a)	75,860	3,131,501
Google, Inc., “A” (a)(s)	25,636	21,711,128
LinkedIn Corp., “A” (a)	8,284	1,988,491
Rackspace Hosting, Inc. (a)	9,930	445,063
Yahoo!, Inc. (a)	195,440	5,300,333
Yelp, Inc. (a)	16,100	836,878

		$42,202,919

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Network & Telecom - 6.1%
Finisar Corp. (a)	119,140	$2,438,796
Juniper Networks, Inc. (a)	81,630	1,542,807
Qualcomm, Inc. (s)	159,370	10,563,044

		$14,544,647
Other Banks & Diversified Financials - 7.4%
MasterCard, Inc., “A”	12,478	$7,562,666
Visa, Inc., “A”	56,896	9,923,800

		$17,486,466
Specialty Stores - 4.4%
Amazon.com, Inc. (a)(s)	36,943	$10,380,244
Total Common Stocks (Identified Cost, $184,566,516)		$238,455,613

Money Market Funds - 2.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	5,062,331	$5,062,331
Total Investments (Identified Cost, $189,628,847)		$243,517,944

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Written - 0.0%
Computer Software - Systems - 0.0%
Hewlett-Packard Co. - September 2013 @ $24	(471)	$(8,949)
Hewlett-Packard Co. - September 2013 @ $25	(707)	(7,070)
Hewlett-Packard Co. - September 2013 @ $26	(990)	(6,930)

		$(22,949)
Consumer Services - 0.0%
Tripadvisor, Inc. - September 2013 @ $75	(35)	$(7,875)
Tripadvisor, Inc. - September 2013 @ $80	(70)	(4,550)

		$(12,425)
Electronics - 0.0%
Linear Technology Corp. - September 2013 @ $40	(155)	$(1,550)
NXP Semiconductors N.V. - September 2013 @ $35	(103)	(25,235)
NXP Semiconductors N.V. - September 2013 @ $38	(103)	(11,330)

		$(38,115)
Internet - 0.0%
Yelp, Inc. - September 2013 @ $60	(161)	$(9,660)

13

Portfolio of Investments – continued

Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)
Call Options Written - continued
Network & Telecom - 0.0%
Finisar Corp. - September 2013 @ $23	(178)	$(6,230)
Total Call Options Written (Premiums Received, $82,587)		$(89,379)

Put Options Written - (0.1)%
Computer Software - 0.0%
Autodesk, Inc. - September 2013 @ $33	(138)	$(1,518)
Microsoft Corp. - September 2013 @ $30	(849)	(6,792)

		$(8,310)
Computer Software - Systems - (0.1)%
Apple, Inc. - September 2013 @ $490	(56)	$(86,520)
Hewlett-Packard Co. - September 2013 @ $20	(802)	(9,624)
Hewlett-Packard Co. - September 2013 @ $21	(471)	(12,717)

		$(108,861)
Consumer Services - 0.0%
Tripadvisor, Inc. - September 2013 @ $63	(70)	$(1,050)

Internet - 0.0%
Yelp, Inc. - September 2013 @ $45	(99)	$(4,950)
Yelp, Inc. - September 2013 @ $48	(124)	(13,020)

		$(17,970)
Total Put Options Written (Premiums Received, $167,886)		$(136,191)

Issuer	Shares/Par
Securities Sold Short - (3.0)%
Business Services - (1.3)%
FactSet Research Systems, Inc.	(28,900)	$(2,957,915)

Computer Software - Systems - (0.8)%
Lexmark International, Inc., “A”	(22,500)	$(768,600)
Synaptics Inc. (a)	(30,400)	(1,175,264)

		$(1,943,864)
Electronics - (0.7)%
Texas Instruments, Inc.	(46,300)	$(1,768,660)

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Securities Sold Short - continued
Network & Telecom - (0.2)%
BlackBerry Ltd. (a)	(51,500)	$(521,180)
Total Securities Sold Short (Proceeds Received, $7,289,024)		$(7,191,619)

Other Assets, Less Liabilities - 0.6%		1,375,830
Net Assets - 100.0%		$237,476,585

(a)	Non-income producing security.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At August 31, 2013, the fund had cash collateral of $1,827,154 and other liquid securities with an aggregate value of $11,163,080 to cover any commitments for securities sold short and/or certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $184,566,516)	$238,455,613
Underlying affiliated funds, at cost and value	5,062,331
Total investments, at value (identified cost, $189,628,847)	$243,517,944
Deposits with brokers	1,827,154
Receivables for
Investments sold	313,694
Fund shares sold	535,191
Interest and dividends	236,062
Other assets	464
Total assets	$246,430,509
Liabilities
Payables for
Dividends on securities sold short	$16,865
Securities sold short, at value (proceeds received, $7,289,024)	7,191,619
Investments purchased	830,762
Fund shares reacquired	317,148
Written options outstanding, at value (premiums received, $250,473)	225,570
Payable to affiliates
Investment adviser	14,882
Shareholder servicing costs	229,409
Distribution and service fees	6,280
Payable for independent Trustees’ compensation	41,507
Accrued expenses and other liabilities	79,882
Total liabilities	$8,953,924
Net assets	$237,476,585
Net assets consist of
Paid-in capital	$189,799,983
Unrealized appreciation (depreciation) on investments	54,011,405
Accumulated net realized gain (loss) on investments and foreign currency	(5,001,315)
Accumulated net investment loss	(1,333,488)
Net assets	$237,476,585
Shares of beneficial interest outstanding	12,379,420

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$141,146,772	7,271,147	$19.41
Class B	13,009,031	733,089	17.75
Class C	25,025,628	1,412,715	17.71
Class I	30,614,767	1,505,959	20.33
Class R1	1,542,385	87,224	17.68
Class R2	15,889,822	843,018	18.85
Class R3	8,863,318	456,687	19.41
Class R4	1,268,688	63,870	19.86
Class R5	116,174	5,711	20.34

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $20.59 [100 / 94.25 x $19.41]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$1,917,819
Interest	45,876
Dividends from underlying affiliated funds	2,625
Foreign taxes withheld	(2,804)
Total investment income	$1,963,516
Expenses
Management fee	$1,740,666
Distribution and service fees	833,059
Shareholder servicing costs	509,715
Administrative services fee	40,620
Independent Trustees’ compensation	14,625
Custodian fee	34,424
Shareholder communications	38,367
Audit and tax fees	68,367
Legal fees	2,820
Dividend and interest expense on securities sold short	413,288
Miscellaneous	148,177
Total expenses	$3,844,128
Fees paid indirectly	(59)
Reduction of expenses by investment adviser and distributor	(7,078)
Net expenses	$3,836,991
Net investment loss	$(1,873,475)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$2,969,399
Written options	1,457,958
Securities sold short	(3,121,966)
Foreign currency	888
Net realized gain (loss) on investments and foreign currency	$1,306,279
Change in unrealized appreciation (depreciation)
Investments	$31,506,450
Written options	24,903
Securities sold short	1,464,971
Net unrealized gain (loss) on investments	$32,996,324
Net realized and unrealized gain (loss) on investments	$34,302,603
Change in net assets from operations	$32,429,128

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2013	2012
Change in net assets
From operations
Net investment loss	$(1,873,475)	$(2,469,006)
Net realized gain (loss) on investments and foreign currency	1,306,279	12,752,221
Net unrealized gain (loss) on investments and foreign currency translation	32,996,324	18,514,293
Change in net assets from operations	$32,429,128	$28,797,508
Change in net assets from fund share transactions	$(26,253,234)	$40,209,443
Total change in net assets	$6,175,894	$69,006,951
Net assets
At beginning of period	231,300,691	162,293,740
At end of period (including accumulated net investment loss of $1,333,488 and $1,767,082, respectively)	$237,476,585	$231,300,691

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.80	$14.50	$11.80	$11.06	$12.46
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.17)	$(0.09)	$(0.11)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	2.73	2.47	2.79	0.85	(1.37)
Total from investment operations	$2.61	$2.30	$2.70	$0.74	$(1.40)
Net asset value, end of period (x)	$19.41	$16.80	$14.50	$11.80	$11.06
Total return (%) (r)(s)(t)(x)	15.54	15.86	22.88	6.69	(11.24)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.45	1.52	1.63	1.85
Expenses after expense reductions (f)	1.54	1.45	1.52	1.57	1.48
Net investment loss	(0.70)	(1.08)	(0.61)	(0.91)	(0.34)
Portfolio turnover	54	68	106	182	226
Net assets at end of period (000 omitted)	$141,147	$143,595	$96,785	$82,976	$86,720
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.36	1.38	1.43	1.53	1.44

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.48	$13.45	$11.03	$10.42	$11.82
Income (loss) from investment operations
Net investment loss (d)	$(0.23)	$(0.27)	$(0.18)	$(0.19)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	2.50	2.30	2.60	0.80	(1.32)
Total from investment operations	$2.27	$2.03	$2.42	$0.61	$(1.40)
Net asset value, end of period (x)	$17.75	$15.48	$13.45	$11.03	$10.42
Total return (%) (r)(s)(t)(x)	14.66	15.09	21.94	5.85	(11.84)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.30	2.20	2.27	2.37	2.58
Expenses after expense reductions (f)	2.29	2.20	2.27	2.32	2.19
Net investment loss	(1.44)	(1.83)	(1.35)	(1.66)	(0.98)
Portfolio turnover	54	68	106	182	226
Net assets at end of period (000 omitted)	$13,009	$12,911	$11,365	$11,849	$15,182
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.12	2.13	2.18	2.27	2.15

Class C	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.45	$13.43	$11.01	$10.40	$11.80
Income (loss) from investment operations
Net investment loss (d)	$(0.24)	$(0.27)	$(0.19)	$(0.19)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	2.50	2.29	2.61	0.80	(1.32)
Total from investment operations	$2.26	$2.02	$2.42	$0.61	$(1.40)
Net asset value, end of period (x)	$17.71	$15.45	$13.43	$11.01	$10.40
Total return (%) (r)(s)(t)(x)	14.63	15.04	21.98	5.87	(11.86)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.30	2.20	2.27	2.38	2.57
Expenses after expense reductions (f)	2.30	2.20	2.27	2.33	2.19
Net investment loss	(1.45)	(1.83)	(1.37)	(1.66)	(1.00)
Portfolio turnover	54	68	106	182	226
Net assets at end of period (000 omitted)	$25,026	$23,940	$19,251	$16,858	$15,356
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.12	2.13	2.18	2.28	2.15

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.56	$15.11	$12.26	$11.47	$12.88
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.14)	$(0.06)	$(0.08)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	2.85	2.59	2.91	0.87	(1.41)
Total from investment operations	$2.77	$2.45	$2.85	$0.79	$(1.41)
Net asset value, end of period (x)	$20.33	$17.56	$15.11	$12.26	$11.47
Total return (%) (r)(s)(x)	15.77	16.21	23.25	6.89	(10.95)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.20	1.27	1.38	1.56
Expenses after expense reductions (f)	1.30	1.20	1.27	1.33	1.19
Net investment loss	(0.45)	(0.83)	(0.38)	(0.66)	(0.03)
Portfolio turnover	54	68	106	182	226
Net assets at end of period (000 omitted)	$30,615	$21,898	$10,833	$8,873	$6,726
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.12	1.12	1.18	1.29	1.15

Class R1	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.42	$13.41	$10.99	$10.39	$11.78
Income (loss) from investment operations
Net investment loss (d)	$(0.23)	$(0.26)	$(0.19)	$(0.19)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	2.49	2.27	2.61	0.79	(1.31)
Total from investment operations	$2.26	$2.01	$2.42	$0.60	$(1.39)
Net asset value, end of period (x)	$17.68	$15.42	$13.41	$10.99	$10.39
Total return (%) (r)(s)(x)	14.66	14.99	22.02	5.77	(11.80)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.30	2.21	2.27	2.38	2.58
Expenses after expense reductions (f)	2.30	2.21	2.27	2.32	2.19
Net investment loss	(1.45)	(1.82)	(1.39)	(1.66)	(0.96)
Portfolio turnover	54	68	106	182	226
Net assets at end of period (000 omitted)	$1,542	$1,666	$1,831	$1,421	$1,585
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.12	2.13	2.18	2.28	2.15
See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.36	$14.15	$11.54	$10.85	$12.25
Income (loss) from investment operations
Net investment loss (d)	$(0.16)	$(0.20)	$(0.12)	$(0.14)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	2.65	2.41	2.73	0.83	(1.36)
Total from investment operations	$2.49	$2.21	$2.61	$0.69	$(1.40)
Net asset value, end of period (x)	$18.85	$16.36	$14.15	$11.54	$10.85
Total return (%) (r)(s)(x)	15.22	15.62	22.62	6.36	(11.43)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.70	1.77	1.87	2.07
Expenses after expense reductions (f)	1.79	1.70	1.77	1.82	1.69
Net investment loss	(0.94)	(1.33)	(0.87)	(1.16)	(0.50)
Portfolio turnover	54	68	106	182	226
Net assets at end of period (000 omitted)	$15,890	$17,748	$15,911	$13,501	$13,775
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.62	1.63	1.68	1.78	1.65

Class R3	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.80	$14.49	$11.79	$11.06	$12.45
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.17)	$(0.09)	$(0.11)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	2.73	2.48	2.79	0.84	(1.37)
Total from investment operations	$2.61	$2.31	$2.70	$0.73	$(1.39)
Net asset value, end of period (x)	$19.41	$16.80	$14.49	$11.79	$11.06
Total return (%) (r)(s)(x)	15.54	15.94	22.90	6.60	(11.16)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.45	1.52	1.62	1.82
Expenses after expense reductions (f)	1.55	1.45	1.52	1.58	1.44
Net investment loss	(0.70)	(1.08)	(0.63)	(0.90)	(0.24)
Portfolio turnover	54	68	106	182	226
Net assets at end of period (000 omitted)	$8,863	$8,720	$5,949	$4,589	$3,133
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.37	1.38	1.43	1.53	1.40

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.15	$14.76	$11.98	$11.21	$12.58
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.14)	$(0.05)	$(0.08)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	2.79	2.53	2.83	0.85	(1.37)
Total from investment operations	$2.71	$2.39	$2.78	$0.77	$(1.37)
Net asset value, end of period (x)	$19.86	$17.15	$14.76	$11.98	$11.21
Total return (%) (r)(s)(x)	15.80	16.19	23.21	6.87	(10.89)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.20	1.26	1.39	1.54
Expenses after expense reductions (f)	1.29	1.20	1.26	1.36	1.18
Net investment loss	(0.45)	(0.84)	(0.32)	(0.65)	(0.02)
Portfolio turnover	54	68	106	182	226
Net assets at end of period (000 omitted)	$1,269	$823	$368	$445	$153
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.12	1.12	1.17	1.31	1.15

Class R5	Period ended 8/31/13 (i)
Net asset value, beginning of period	$17.68
Income (loss) from investment operations
Net investment loss (d)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	2.70
Total from investment operations	$2.66
Net asset value, end of period (x)	$20.34
Total return (%) (r)(s)(x)	15.05	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	(a)
Expenses after expense reductions (f)	1.13	(a)
Net investment loss	(0.35	)(a)
Portfolio Turnover	54	(n)
Net assets at end of period (000 omitted)	$116
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.01	(a)

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’s inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Technology Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party

26

Notes to Financial Statements – continued

pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the

27

Notes to Financial Statements – continued

type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as written options. The following is a summary of the levels used as of August 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$238,455,613	$—	$—	$238,455,613
Mutual Funds	5,062,331	—	—	5,062,331
Total Investments	$243,517,944	$—	$—	$243,517,944
Short Sales	$(7,191,619)	$—	$—	$(7,191,619)

Other Financial Instruments
Written Options	$(225,570)	$—	$—	$(225,570)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

28

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at August 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Written Equity Options	$—	$(225,570)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2013 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(1,735,439)	$1,457,958

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended August 31, 2013 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$81,283	$24,903

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments

29

Notes to Financial Statements – continued

across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, is noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the

30

Notes to Financial Statements – continued

securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended August 31, 2013:

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	66,683	2,763,848
Options closed	(9,261)	(520,071)
Options exercised	(13,308)	(527,198)
Options expired	(38,532)	(1,466,106)
Outstanding, end of period	5,582	$250,473

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date

31

Notes to Financial Statements – continued

of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2013, this expense amounted to $413,288. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

32

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and straddle loss deferrals.

The fund declared no distributions for the years ended August 31, 2013 and August 31, 2012.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/13
Cost of investments	$190,260,830
Gross appreciation	54,783,347
Gross depreciation	(1,526,233)
Net unrealized appreciation (depreciation)	$53,257,114
Capital loss carryforwards	(2,831,415)
Post-October capital loss deferral	(247,331)
Late year ordinary loss deferral	(1,292,146)
Other temporary differences	(1,209,620)

33

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/17	$(2,831,415)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through August 31, 2013, this management fee reduction amounted to $526, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity) such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.63%	2.38%	2.38%	1.38%	2.38%	1.88%	1.63%	1.38%

Effective January 1, 2013 this written agreement was eliminated. For the period September 1, 2012 to January 1, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

34

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $55,604 for the year ended August 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$345,834
Class B	0.75%	0.25%	1.00%	1.00%	127,944
Class C	0.75%	0.25%	1.00%	1.00%	240,745
Class R1	0.75%	0.25%	1.00%	1.00%	15,633
Class R2	0.25%	0.25%	0.50%	0.50%	80,954
Class R3	—	0.25%	0.25%	0.25%	21,949
Total Distribution and Service Fees					$833,059

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through August 31, 2013, this rebate amounted to $5,689, $112, and $131 for Class A, Class B, and Class C, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2013, were as follows:

Amount
Class A	$279
Class B	15,260
Class C	1,607

35

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2013, the fee was $124,826, which equated to 0.0537% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $384,889.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.0175% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $116 and the Retirement Deferral plan resulted in an expense of $6,918. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $41,506 at August 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the

36

Notes to Financial Statements – continued

funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,605 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $620, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 31, 2012, MFS purchased 5,656 shares of Class R5 for an aggregate amount of $100,000.

At August 31, 2013, MFS held 99% of the outstanding shares of Class R5.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $126,660,622 and $157,659,443, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/13 (i)		Year ended 8/31/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,998,801	$35,474,800	4,385,487	$68,224,840
Class B	143,289	2,310,258	249,166	3,681,517
Class C	296,811	4,831,432	452,692	6,675,463
Class I	1,041,965	18,680,506	825,858	13,582,625
Class R1	38,814	620,331	65,270	952,929
Class R2	270,131	4,615,415	449,751	6,881,970
Class R3	163,093	2,927,544	217,083	3,429,874
Class R4	35,406	647,688	33,836	580,313
Class R5	5,711	101,001	—	—
	3,994,021	$70,208,975	6,679,143	$104,009,531

37

Notes to Financial Statements – continued

	Year ended 8/31/13 (i)		Year ended 8/31/12
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(3,272,672)	$(56,758,621)	(2,516,406)	$(39,626,319)
Class B	(244,390)	(3,969,475)	(259,722)	(3,774,776)
Class C	(433,533)	(7,011,725)	(336,739)	(4,866,313)
Class I	(783,374)	(14,730,202)	(295,603)	(4,806,624)
Class R1	(59,602)	(962,229)	(93,859)	(1,325,651)
Class R2	(512,114)	(8,690,192)	(489,349)	(7,511,245)
Class R3	(225,398)	(3,998,155)	(108,503)	(1,713,405)
Class R4	(19,529)	(341,610)	(10,799)	(175,755)
Class R5	—	—	—	—
	(5,550,612)	$(96,462,209)	(4,110,980)	$(63,800,088)

Net change
Class A	(1,273,871)	$(21,283,821)	1,869,081	$28,598,521
Class B	(101,101)	(1,659,217)	(10,556)	(93,259)
Class C	(136,722)	(2,180,293)	115,953	1,809,150
Class I	258,591	3,950,304	530,255	8,776,001
Class R1	(20,788)	(341,898)	(28,589)	(372,722)
Class R2	(241,983)	(4,074,777)	(39,598)	(629,275)
Class R3	(62,305)	(1,070,611)	108,580	1,716,469
Class R4	15,877	306,078	23,037	404,558
Class R5	5,711	101,001	—	—
	(1,556,591)	$(26,253,234)	2,568,163	$40,209,443

(i)	For Class R5, the period is from inception, January 2, 2013, though the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2013, the fund’s commitment fee and interest expense were $1,235 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

38

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,655,233	84,906,684	(82,499,586)	5,062,331

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,625	$5,062,331

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Technology Fund:

We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Fund at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2013

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

44

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue	1 Lincoln Street
Boston, MA 02199-7618	Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc.	Ernst & Young LLP
111 Huntington Avenue	200 Clarendon Street
Boston, MA 02199-7618	Boston, MA 02116
Portfolio Manager
Matthew Sabel

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

46

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

47

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS

48

Board Review of Investment Advisory Agreement – continued

performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

49

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

50

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

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MFS Service Center, Inc.

c/o Boston Financial Data Services

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ANNUAL REPORT

August 31, 2013

MFS® VALUE FUND

EIF-ANN

MFS® VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global economic trends appear to favor growth again despite risks created by the U.S. government’s gridlock. The U.S. economy’s slow but steady expansion is no longer the exception. The eurozone has emerged from its 18-month-long recession, with Germany leading the way. China’s monthly gauges of economic activity once again point toward expansion. And Japan is picking up momentum in response to its government’s and central bank’s aggressive program of monetary easing.

However, geopolitical risks have risen, with violence erupting in Egypt and Syria and the possibility of further unrest in the Middle East. The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program has weighed on global markets since May. Emerging markets, including Brazil and India, have borne much of the brunt, as their currency values have dropped and nervous investors have fled to safety elsewhere. In Europe, unemployment persists at historically high levels. The trend towards a pickup in global growth, while encouraging, appears tenuous, particularly with the risk of a U.S. debt default.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Philip Morris International, Inc.	3.9%
Johnson & Johnson	3.6%
Lockheed Martin Corp.	3.4%
JPMorgan Chase & Co.	3.4%
Pfizer, Inc.	3.2%
Wells Fargo & Co.	2.7%
Goldman Sachs Group, Inc.	2.0%
United Technologies Corp.	2.0%
Exxon Mobil Corp.	2.0%
MetLife, Inc.	2.0%

Equity sectors
Financial Services	21.2%
Health Care	14.3%
Consumer Staples	13.0%
Industrial Goods & Services	12.5%
Leisure	7.2%
Energy	6.3%
Basic Materials	4.3%
Retailing	4.1%
Utilities & Communications	3.9%
Technology	3.8%
Autos & Housing	2.9%
Special Products & Services	2.8%
Transportation	2.0%

Percentages are based on net assets as of 8/31/13.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2013, Class A shares of the MFS Value Fund (“fund”) provided a total return of 22.75%, at net asset value. This compares with a return of 23.10% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the US Federal Reserve (through a third round of quantitative easing) and the European Central Bank (ECB) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the US waned. Late in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk that the Fed would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall.

Detractors from Performance

Stock selection in the consumer staples sector dampened returns relative to the Russell 1000 Value Index. An overweight position in shares of tobacco company Philip Morris International held back relative performance as the stock traded lower during the period.

Security selection in the technology sector was another factor that weakened relative results. The fund’s holdings of diversified technology products and services company International Business Machines (IBM) (b) and enterprise software products maker Oracle (b) hindered relative performance as both stocks lagged the benchmark. Shares of IBM declined early in the period after reported revenues came in below expectations and cash flow generation was weaker than normal because of a soft macro-economic environment and currency headwinds. Additionally, management’s commentary that its business fell off during the month of September 2012, particularly in its Global

3

Management Review – continued

Business Services division and its software segment, appeared to have been a concern for investors. Not holding strong-performing computer and personal electronics maker Apple also detracted from relative performance.

Elsewhere, the fund’s underweight position in financial services firm Bank of America (h) early in the period, and not holding its shares later in the period, detracted from relative performance as the stock appreciated over the period. Not holding strong-performing diversified financial services firm Citigroup and global auto maker Ford also detracted from relative returns. Additionally, an overweight position in retail store operator Target, and holdings of payment service provider Western Union (b), held back results. Shares of Target weakened early in the period as investors appeared to have had concerns regarding soft sales figures and growing competition from online competitors.

The fund’s cash and/or cash equivalents position during the period weakened relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Security selection in the industrial goods & services aided relative results. Within this sector, the fund’s overweight position in defense contractor Lockheed Martin and holdings of building and airplane controls manufacturer Honeywell (b) boosted relative performance as both stocks outpaced the benchmark. Shares of Lockheed Martin appreciated in the latter half of the period as the company reported better-than-expected earnings results driven by solid execution across all of its business segments. Free cash flow generation was also quite strong and the company continued to return a significant portion of that to shareholders via its dividend and share repurchase program.

Underweight allocations to the utilities & communications and energy sectors were additional positive factors for relative performance as both sectors lagged the benchmark over the reporting period. Within the energy sector, an underweight position in integrated oil and gas company Exxon Mobil boosted relative results.

Stock selection in the basic materials sector contributed to relative results led by an overweight position in strong-performing chemical company PPG Industries.

Stocks in other sectors that benefited relative performance included an overweight allocation to strong-performing investment banking firm Goldman Sachs, holdings of media company Viacom (b), an overweight position in asset manager BlackRock, holdings of vehicle component manufacturer Delphi Automotive (b) and credit ratings agency Moody’s (b), and an overweight allocation to custody bank State Street.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	22.75%	6.59%	8.35%	N/A
B	11/04/97	21.82%	5.80%	7.60%	N/A
C	11/05/97	21.83%	5.79%	7.59%	N/A
I	1/02/97	23.06%	6.86%	8.67%	N/A
R1	4/01/05	21.83%	5.80%	N/A	5.66%
R2	10/31/03	22.47%	6.33%	N/A	7.73%
R3	4/01/05	22.77%	6.60%	N/A	6.45%
R4	4/01/05	23.09%	6.86%	N/A	6.73%
R5	5/01/06	23.18%	6.83%	N/A	5.76%
529A	7/31/02	22.73%	6.50%	8.16%	N/A
529B	7/31/02	21.74%	5.71%	7.42%	N/A
529C	7/31/02	21.80%	5.72%	7.42%	N/A
Comparative Benchmark
Russell 1000 Value Index (f)		23.10%	6.69%	7.61%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		15.69%	5.33%	7.71%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		17.82%	5.47%	7.60%	N/A
C With CDSC (1% for 12 months) (x)		20.83%	5.79%	7.59%	N/A
529A With Initial Sales Charge (5.75%)		15.68%	5.25%	7.52%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (x)		17.74%	5.39%	7.42%	N/A
529C With CDSC (1% for 12 months) (x)		20.80%	5.72%	7.42%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available

7

Performance Summary – continued

only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements, please see Note 3 in the Notes to Financial Statements.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the funds share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2013 through August 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/13	Ending Account Value 8/31/13	Expenses Paid During Period (p) 3/01/13-8/31/13
A	Actual	0.92%	$1,000.00	$1,100.18	$4.87
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
B	Actual	1.67%	$1,000.00	$1,095.56	$8.82
	Hypothetical (h)	1.67%	$1,000.00	$1,016.79	$8.49
C	Actual	1.67%	$1,000.00	$1,095.46	$8.82
	Hypothetical (h)	1.67%	$1,000.00	$1,016.79	$8.49
I	Actual	0.67%	$1,000.00	$1,101.32	$3.55
	Hypothetical (h)	0.67%	$1,000.00	$1,021.83	$3.41
R1	Actual	1.67%	$1,000.00	$1,096.04	$8.82
	Hypothetical (h)	1.67%	$1,000.00	$1,016.79	$8.49
R2	Actual	1.17%	$1,000.00	$1,098.59	$6.19
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
R3	Actual	0.92%	$1,000.00	$1,100.09	$4.87
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
R4	Actual	0.67%	$1,000.00	$1,101.42	$3.55
	Hypothetical (h)	0.67%	$1,000.00	$1,021.83	$3.41
R5	Actual	0.56%	$1,000.00	$1,101.58	$2.97
	Hypothetical (h)	0.56%	$1,000.00	$1,022.38	$2.85
529A	Actual	0.90%	$1,000.00	$1,099.57	$4.76
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
529B	Actual	1.72%	$1,000.00	$1,095.49	$9.08
	Hypothetical (h)	1.72%	$1,000.00	$1,016.53	$8.74
529C	Actual	1.72%	$1,000.00	$1,095.46	$9.08
	Hypothetical (h)	1.72%	$1,000.00	$1,016.53	$8.74

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.07%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.2%
Issuer	Shares/Par	Value ($)
Aerospace - 8.4%
Honeywell International, Inc.	6,296,600	$501,020,460
Lockheed Martin Corp.	7,619,429	932,770,498
Northrop Grumman Corp.	3,087,848	284,915,735
United Technologies Corp.	5,426,925	543,235,193

		$2,261,941,886
Alcoholic Beverages - 1.7%
Diageo PLC	14,650,042	$448,160,706

Automotive - 1.9%
Delphi Automotive PLC	3,574,813	$196,686,211
General Motors Co. (a)	1,748,872	59,601,558
Johnson Controls, Inc.	6,642,662	269,227,091

		$525,514,860
Broadcasting - 4.1%
Omnicom Group, Inc.	5,078,169	$307,990,950
Viacom, Inc., “B”	4,747,958	377,747,538
Walt Disney Co.	6,713,997	408,412,438

		$1,094,150,926
Brokerage & Asset Managers - 1.9%
BlackRock, Inc.	917,585	$238,865,727
Franklin Resources, Inc.	4,980,999	229,922,914
NASDAQ OMX Group, Inc.	1,765,159	52,707,648

		$521,496,289
Business Services - 2.8%
Accenture PLC, “A”	6,798,125	$491,164,531
Dun & Bradstreet Corp.	536,204	53,341,574
Fidelity National Information Services, Inc.	1,631,480	72,535,601
Fiserv, Inc. (a)	1,462,442	140,789,291

		$757,830,997
Cable TV - 0.9%
Comcast Corp., “Special A”	6,245,448	$254,439,552

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 3.5%
3M Co.	4,553,294	$517,163,133
PPG Industries, Inc.	2,754,833	430,332,463

		$947,495,596
Computer Software - 1.2%
Oracle Corp.	9,814,257	$312,682,228

Computer Software - Systems - 2.1%
Hewlett-Packard Co.	2,163,775	$48,338,734
International Business Machines Corp.	2,771,572	505,174,428

		$553,513,162
Construction - 1.0%
Stanley Black & Decker, Inc.	3,164,429	$269,799,217

Consumer Products - 0.6%
Procter & Gamble Co.	2,007,720	$156,381,311

Electrical Equipment - 2.6%
Danaher Corp.	5,011,685	$328,365,601
Pentair Ltd.	1,851,180	111,274,430
Tyco International Ltd.	8,242,025	272,316,506

		$711,956,537
Electronics - 0.6%
Intel Corp.	7,043,300	$154,811,734

Energy - Independent - 2.5%
Apache Corp.	1,582,644	$135,600,938
EOG Resources, Inc.	960,614	150,864,429
Occidental Petroleum Corp.	4,432,565	390,996,559

		$677,461,926
Energy - Integrated - 3.7%
Chevron Corp.	3,979,088	$479,201,568
Exxon Mobil Corp.	6,107,922	532,366,482

		$1,011,568,050
Engineering - Construction - 0.1%
Fluor Corp.	597,249	$37,883,504

Food & Beverages - 5.4%
Coca-Cola Enterprises, Inc.	2,504,860	$93,681,764
Dr Pepper Snapple Group, Inc.	2,429,010	108,722,488

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
General Mills, Inc.	8,476,462	$418,059,106
Groupe Danone	3,444,566	256,488,440
J.M. Smucker Co.	719,349	76,351,703
Kellogg Co.	1,389,954	84,384,107
Nestle S.A.	6,443,751	422,796,495

		$1,460,484,103
Food & Drug Stores - 1.6%
CVS Caremark Corp.	7,640,919	$443,555,348

General Merchandise - 1.7%
Kohl’s Corp.	1,330,132	$68,249,073
Target Corp.	6,161,518	390,085,705

		$458,334,778
Insurance - 7.3%
ACE Ltd.	3,283,979	$288,070,638
Aon PLC	3,836,806	254,687,182
Chubb Corp.	2,118,159	176,167,284
MetLife, Inc.	11,466,681	529,645,995
Prudential Financial, Inc.	4,550,921	340,772,964
Travelers Cos., Inc.	4,758,478	380,202,392

		$1,969,546,455
Leisure & Toys - 0.6%
Hasbro, Inc.	3,352,658	$152,814,152

Machinery & Tools - 1.3%
Eaton Corp. PLC	3,680,110	$233,024,565
Illinois Tool Works, Inc.	1,608,907	114,988,583

		$348,013,148
Major Banks - 11.2%
Bank of New York Mellon Corp.	13,005,227	$386,775,451
Goldman Sachs Group, Inc.	3,585,987	545,536,202
JPMorgan Chase & Co.	18,210,170	920,159,890
PNC Financial Services Group, Inc.	2,683,125	193,909,444
State Street Corp.	4,075,070	271,888,670
Wells Fargo & Co.	17,542,179	720,632,713

		$3,038,902,370
Medical & Health Technology & Services - 1.2%
Express Scripts Holding Co. (a)	3,222,630	$205,861,604
Quest Diagnostics, Inc.	1,996,586	117,039,871

		$322,901,475

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 4.5%
Abbott Laboratories	6,671,013	$222,344,863
Covidien PLC	1,957,080	116,250,552
Medtronic, Inc.	6,002,290	310,618,508
St. Jude Medical, Inc.	4,767,908	240,350,242
Thermo Fisher Scientific, Inc.	3,701,623	328,815,171

		$1,218,379,336
Other Banks & Diversified Financials - 0.8%
MasterCard, Inc., “A”	177,274	$107,442,226
Western Union Co.	6,168,448	108,132,893

		$215,575,119
Pharmaceuticals - 8.6%
AbbVie, Inc.	2,256,893	$96,166,211
Johnson & Johnson	11,200,635	967,846,870
Merck & Co., Inc.	5,002,079	236,548,316
Pfizer, Inc.	30,529,955	861,250,031
Roche Holding AG	652,803	162,841,180
Zoetis, Inc.	271,890	7,925,594

		$2,332,578,202
Printing & Publishing - 1.0%
McGraw-Hill Cos., Inc.	2,118,090	$123,632,913
Moody’s Corp.	2,416,589	153,598,397

		$277,231,310
Railroad & Shipping - 0.4%
Canadian National Railway Co.	1,199,191	$112,400,172

Restaurants - 0.7%
McDonald’s Corp.	1,880,683	$177,461,248

Specialty Chemicals - 0.8%
Air Products & Chemicals, Inc.	1,944,430	$198,604,080
Valspar Corp.	396,300	24,634,008

		$223,238,088
Specialty Stores - 0.7%
Advance Auto Parts, Inc.	1,808,270	$144,788,179
Staples, Inc.	3,921,391	54,546,549

		$199,334,728
Telecommunications - Wireless - 1.3%
Vodafone Group PLC	113,246,899	$361,966,212

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - 2.1%
AT&T, Inc.	11,994,778	$405,783,340
Verizon Communications, Inc.	3,591,320	170,156,742

		$575,940,082
Tobacco - 5.4%
Altria Group, Inc.	3,523,265	$119,368,218
Lorillard, Inc.	6,892,723	291,562,183
Philip Morris International, Inc.	12,511,562	1,043,964,733

		$1,454,895,134
Trucking - 1.6%
United Parcel Service, Inc., “B”	4,899,089	$419,264,037

Utilities - Electric Power - 0.4%
PPL Corp.	2,215,214	$68,007,070
Public Service Enterprise Group, Inc.	1,402,675	45,474,724

		$113,481,794
Total Common Stocks (Identified Cost, $19,287,607,777)		$26,573,385,772

Convertible Preferred Stocks - 0.1%
Aerospace - 0.1%
United Technologies Corp., 7.5% (Identified Cost, $18,338,355)	364,100	$22,614,251

Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	382,071,026	$382,071,026
Total Investments (Identified Cost, $19,688,017,158)		$26,978,071,049

Other Assets, Less Liabilities - 0.3%		84,109,859
Net Assets - 100.0%		$27,062,180,908

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $19,305,946,132)	$26,596,000,023
Underlying affiliated funds, at cost and value	382,071,026
Total investments, at value (identified cost, $19,688,017,158)	$26,978,071,049
Receivables for
Fund shares sold	59,178,477
Dividends	86,465,858
Other assets	33,354
Total assets	$27,123,748,738
Liabilities
Payable for fund shares reacquired	$42,163,474
Payable to affiliates
Investment adviser	1,142,946
Shareholder servicing costs	16,960,703
Distribution and service fees	309,269
Program manager fees	63
Payable for independent Trustees’ compensation	4,241
Accrued expenses and other liabilities	987,134
Total liabilities	$61,567,830
Net assets	$27,062,180,908
Net assets consist of
Paid-in capital	$19,705,670,918
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	7,290,005,333
Accumulated distributions in excess of net realized gain on investments and foreign currency	(25,249,661)
Undistributed net investment income	91,754,318
Net assets	$27,062,180,908
Shares of beneficial interest outstanding	906,793,188

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$8,058,858,000	270,372,696	$29.81
Class B	169,208,132	5,708,235	29.64
Class C	1,090,690,452	36,968,796	29.50
Class I	10,568,572,757	352,808,774	29.96
Class R1	33,484,860	1,142,199	29.32
Class R2	572,589,785	19,372,933	29.56
Class R3	1,299,125,969	43,704,055	29.73
Class R4	2,892,340,041	96,998,054	29.82
Class R5	2,362,011,513	79,199,070	29.82
Class 529A	10,899,170	367,907	29.62
Class 529B	1,013,329	34,592	29.29
Class 529C	3,386,900	115,877	29.23

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $31.63 [100 / 94.25 x $29.81] and $31.43 [100 / 94.25 x $29.62], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$650,651,891
Interest	2,374,549
Dividends from underlying affiliated funds	432,159
Foreign taxes withheld	(3,798,570)
Total investment income	$649,660,029
Expenses
Management fee	$127,901,829
Distribution and service fees	35,832,226
Program manager fees	13,745
Shareholder servicing costs	28,962,962
Administrative services fee	518,978
Independent Trustees’ compensation	196,468
Custodian fee	593,270
Shareholder communications	1,413,647
Audit and tax fees	62,123
Legal fees	231,271
Miscellaneous	1,348,964
Total expenses	$197,075,483
Fees paid indirectly	(538)
Reduction of expenses by investment adviser and distributor	(3,428,847)
Net expenses	$193,646,098
Net investment income	$456,013,931
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$174,602,556
Foreign currency	(472,389)
Net realized gain (loss) on investments and foreign currency	$174,130,167
Change in unrealized appreciation (depreciation)
Investments	$4,167,730,396
Translation of assets and liabilities in foreign currencies	55,649
Net unrealized gain (loss) on investments and foreign currency translation	$4,167,786,045
Net realized and unrealized gain (loss) on investments and foreign currency	$4,341,916,212
Change in net assets from operations	$4,797,930,143

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2013	2012
Change in net assets
From operations
Net investment income	$456,013,931	$346,024,592
Net realized gain (loss) on investments and foreign currency	174,130,167	643,305,033
Net unrealized gain (loss) on investments and foreign currency translation	4,167,786,045	1,685,564,127
Change in net assets from operations	$4,797,930,143	$2,674,893,752
Distributions declared to shareholders
From net investment income	$(430,454,430)	$(327,177,582)
From net realized gain on investments	(157,367,309)	—
Total distributions declared to shareholders	$(587,821,739)	$(327,177,582)
Change in net assets from fund share transactions	$2,245,166,320	$2,172,787,694
Total change in net assets	$6,455,274,724	$4,520,503,864
Net assets
At beginning of period	20,606,906,184	16,086,402,320
At end of period (including undistributed net investment income of $91,754,318 and $66,667,206, respectively)	$27,062,180,908	$20,606,906,184

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.90	$21.83	$19.46	$19.39	$23.75
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.43	$0.34	$0.32	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	5.08	3.05	2.35	0.06 (g)	(4.35)
Total from investment operations	$5.58	$3.48	$2.69	$0.38	$(4.01)
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.41)	$(0.32)	$(0.31)	$(0.35)
From net realized gain on investments	(0.19)	—	—	—	—
Total distributions declared to shareholders	$(0.67)	$(0.41)	$(0.32)	$(0.31)	$(0.35)
Net asset value, end of period (x)	$29.81	$24.90	$21.83	$19.46	$19.39
Total return (%) (r)(s)(t)(x)	22.75	16.16	13.78	1.88	(16.75)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.95	0.95	0.98	1.09
Expenses after expense reductions (f)	0.92	0.93	0.94	0.98	1.09
Net investment income	1.80	1.86	1.49	1.54	1.94
Portfolio turnover	12	14	17	22	33
Net assets at end of period (000 omitted)	$8,058,858	$6,628,244	$5,086,069	$4,980,816	$4,665,411

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.76	$21.70	$19.34	$19.26	$23.59
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.26	$0.16	$0.16	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	5.05	3.03	2.34	0.07 (g)	(4.34)
Total from investment operations	$5.34	$3.29	$2.50	$0.23	$(4.12)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.23)	$(0.14)	$(0.15)	$(0.21)
From net realized gain on investments	(0.19)	—	—	—	—
Total distributions declared to shareholders	$(0.46)	$(0.23)	$(0.14)	$(0.15)	$(0.21)
Net asset value, end of period (x)	$29.64	$24.76	$21.70	$19.34	$19.26
Total return (%) (r)(s)(t)(x)	21.82	15.28	12.92	1.14	(17.36)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.70	1.70	1.73	1.79
Expenses after expense reductions (f)	1.67	1.68	1.69	1.73	1.79
Net investment income	1.05	1.11	0.73	0.80	1.26
Portfolio turnover	12	14	17	22	33
Net assets at end of period (000 omitted)	$169,208	$167,949	$182,654	$238,473	$371,270

See Notes to Financial Statements

21

Financial Highlights – continued

Class C	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.65	$21.62	$19.27	$19.21	$23.54
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.25	$0.17	$0.16	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	5.03	3.02	2.33	0.06 (g)	(4.33)
Total from investment operations	$5.32	$3.27	$2.50	$0.22	$(4.11)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.24)	$(0.15)	$(0.16)	$(0.22)
From net realized gain on investments	(0.19)	—	—	—	—
Total distributions declared to shareholders	$(0.47)	$(0.24)	$(0.15)	$(0.16)	$(0.22)
Net asset value, end of period (x)	$29.50	$24.65	$21.62	$19.27	$19.21
Total return (%) (r)(s)(t)(x)	21.83	15.23	12.97	1.11	(17.35)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.69	1.70	1.73	1.79
Expenses after expense reductions (f)	1.67	1.68	1.69	1.73	1.79
Net investment income	1.05	1.11	0.74	0.79	1.24
Portfolio turnover	12	14	17	22	33
Net assets at end of period (000 omitted)	$1,090,690	$906,572	$871,026	$832,696	$776,373

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$25.02	$21.94	$19.55	$19.48	$23.87
Income (loss) from investment operations
Net investment income (d)	$0.57	$0.49	$0.40	$0.37	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	5.10	3.06	2.37	0.06 (g)	(4.38)
Total from investment operations	$5.67	$3.55	$2.77	$0.43	$(3.98)
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.47)	$(0.38)	$(0.36)	$(0.41)
From net realized gain on investments	(0.19)	—	—	—	—
Total distributions declared to shareholders	$(0.73)	$(0.47)	$(0.38)	$(0.36)	$(0.41)
Net asset value, end of period (x)	$29.96	$25.02	$21.94	$19.55	$19.48
Total return (%) (r)(s)(x)	23.06	16.42	14.10	2.12	(16.53)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.70	0.70	0.73	0.79
Expenses after expense reductions (f)	0.67	0.68	0.69	0.73	0.79
Net investment income	2.05	2.11	1.75	1.79	2.26
Portfolio turnover	12	14	17	22	33
Net assets at end of period (000 omitted)	$10,568,573	$7,472,693	$5,272,157	$3,289,827	$2,335,922

See Notes to Financial Statements

23

Financial Highlights – continued

Class R1	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.50	$21.48	$19.15	$19.09	$23.42
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.25	$0.17	$0.16	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	5.00	3.01	2.32	0.06 (g)	(4.31)
Total from investment operations	$5.29	$3.26	$2.49	$0.22	$(4.10)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.24)	$(0.16)	$(0.16)	$(0.23)
From net realized gain on investments	(0.19)	—	—	—	—
Total distributions declared to shareholders	$(0.47)	$(0.24)	$(0.16)	$(0.16)	$(0.23)
Net asset value, end of period (x)	$29.32	$24.50	$21.48	$19.15	$19.09
Total return (%) (r)(s)(x)	21.83	15.29	12.95	1.13	(17.38)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.69	1.70	1.73	1.78
Expenses after expense reductions (f)	1.67	1.68	1.69	1.73	1.78
Net investment income	1.06	1.10	0.74	0.80	1.24
Portfolio turnover	12	14	17	22	33
Net assets at end of period (000 omitted)	$33,485	$32,389	$33,806	$32,934	$30,690
See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.69	$21.66	$19.31	$19.24	$23.59
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.37	$0.28	$0.26	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	5.04	3.01	2.34	0.07 (g)	(4.33)
Total from investment operations	$5.47	$3.38	$2.62	$0.33	$(4.03)
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.35)	$(0.27)	$(0.26)	$(0.32)
From net realized gain on investments	(0.19)	—	—	—	—
Total distributions declared to shareholders	$(0.60)	$(0.35)	$(0.27)	$(0.26)	$(0.32)
Net asset value, end of period (x)	$29.56	$24.69	$21.66	$19.31	$19.24
Total return (%) (r)(s)(x)	22.47	15.80	13.51	1.66	(16.96)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.20	1.20	1.23	1.29
Expenses after expense reductions (f)	1.17	1.18	1.19	1.23	1.28
Net investment income	1.55	1.61	1.24	1.29	1.73
Portfolio turnover	12	14	17	22	33
Net assets at end of period (000 omitted)	$572,590	$517,005	$496,236	$426,938	$286,115

See Notes to Financial Statements

25

Financial Highlights – continued

Class R3	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.83	$21.78	$19.41	$19.34	$23.71
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.43	$0.34	$0.31	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	5.07	3.03	2.35	0.07 (g)	(4.35)
Total from investment operations	$5.57	$3.46	$2.69	$0.38	$(4.01)
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.41)	$(0.32)	$(0.31)	$(0.36)
From net realized gain on investments	(0.19)	—	—	—	—
Total distributions declared to shareholders	$(0.67)	$(0.41)	$(0.32)	$(0.31)	$(0.36)
Net asset value, end of period (x)	$29.73	$24.83	$21.78	$19.41	$19.34
Total return (%) (r)(s)(x)	22.77	16.11	13.82	1.90	(16.75)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.95	0.95	0.99	1.03
Expenses after expense reductions (f)	0.91	0.93	0.94	0.98	1.03
Net investment income	1.80	1.86	1.49	1.53	1.94
Portfolio turnover	12	14	17	22	33
Net assets at end of period (000 omitted)	$1,299,126	$1,022,504	$763,670	$587,645	$341,993

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.90	$21.84	$19.47	$19.39	$23.77
Income (loss) from investment operations
Net investment income (d)	$0.57	$0.49	$0.40	$0.36	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	5.08	3.04	2.35	0.08 (g)	(4.34)
Total from investment operations	$5.65	$3.53	$2.75	$0.44	$(3.97)
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.47)	$(0.38)	$(0.36)	$(0.41)
From net realized gain on investments	(0.19)	—	—	—	—
Total distributions declared to shareholders	$(0.73)	$(0.47)	$(0.38)	$(0.36)	$(0.41)
Net asset value, end of period (x)	$29.82	$24.90	$21.84	$19.47	$19.39
Total return (%) (r)(s)(x)	23.09	16.40	14.05	2.18	(16.56)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.70	0.70	0.74	0.77
Expenses after expense reductions (f)	0.67	0.68	0.69	0.73	0.77
Net investment income	2.07	2.10	1.74	1.77	2.10
Portfolio turnover	12	14	17	22	33
Net assets at end of period (000 omitted)	$2,892,340	$2,907,088	$2,036,438	$1,266,492	$652,906

See Notes to Financial Statements

27

Financial Highlights – continued

Class R5 (y)	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.90	$21.81	$19.44	$19.37	$23.74
Income (loss) from investment operations
Net investment income (d)	$0.60	$0.46	$0.37	$0.35	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	5.07	3.08	2.35	0.06 (g)	(4.35)
Total from investment operations	$5.67	$3.54	$2.72	$0.41	$(3.98)
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.45)	$(0.35)	$(0.34)	$(0.39)
From net realized gain on investments	(0.19)	—	—	—	—
Total distributions declared to shareholders	$(0.75)	$(0.45)	$(0.35)	$(0.34)	$(0.39)
Net asset value, end of period (x)	$29.82	$24.90	$21.81	$19.44	$19.37
Total return (%) (r)(s)(x)	23.18	16.48	13.96	2.04	(16.61)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.77	0.80	0.83	0.89
Expenses after expense reductions (f)	0.56	0.76	0.79	0.83	0.88
Net investment income	2.12	1.98	1.63	1.70	2.12
Portfolio turnover	12	14	17	22	33
Net assets at end of period (000 omitted)	$2,362,012	$940,695	$1,334,446	$1,393,429	$999,969

See Notes to Financial Statements

28

Financial Highlights – continued

Class 529A	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.74	$21.70	$19.34	$19.28	$23.62
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.42	$0.32	$0.29	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	5.05	3.02	2.34	0.06 (g)	(4.33)
Total from investment operations	$5.54	$3.44	$2.66	$0.35	$(4.01)
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.40)	$(0.30)	$(0.29)	$(0.33)
From net realized gain on investments	(0.19)	—	—	—	—
Total distributions declared to shareholders	$(0.66)	$(0.40)	$(0.30)	$(0.29)	$(0.33)
Net asset value, end of period (x)	$29.62	$24.74	$21.70	$19.34	$19.28
Total return (%) (r)(s)(t)(x)	22.73	16.06	13.71	1.74	(16.84)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.05	1.05	1.08	1.19
Expenses after expense reductions (f)	0.93	0.98	1.03	1.08	1.19
Net investment income	1.79	1.80	1.40	1.44	1.84
Portfolio turnover	12	14	17	22	33
Net assets at end of period (000 omitted)	$10,899	$8,195	$6,315	$5,192	$5,008

See Notes to Financial Statements

29

Financial Highlights – continued

Class 529B	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.48	$21.45	$19.12	$19.06	$23.37
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.24	$0.14	$0.14	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	4.99	3.01	2.32	0.06 (g)	(4.30)
Total from investment operations	$5.26	$3.25	$2.46	$0.20	$(4.10)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.22)	$(0.13)	$(0.14)	$(0.21)
From net realized gain on investments	(0.19)	—	—	—	—
Total distributions declared to shareholders	$(0.45)	$(0.22)	$(0.13)	$(0.14)	$(0.21)
Net asset value, end of period (x)	$29.29	$24.48	$21.45	$19.12	$19.06
Total return (%) (r)(s)(t)(x)	21.74	15.27	12.84	1.01	(17.46)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.79	1.80	1.83	1.89
Expenses after expense reductions (f)	1.71	1.73	1.78	1.83	1.89
Net investment income	1.00	1.05	0.64	0.70	1.15
Portfolio turnover	12	14	17	22	33
Net assets at end of period (000 omitted)	$1,013	$963	$1,147	$1,198	$1,215

See Notes to Financial Statements

30

Financial Highlights – continued

Class 529C	Years ended 8/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.43	$21.43	$19.11	$19.05	$23.35
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.24	$0.15	$0.14	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	4.99	2.99	2.31	0.07 (g)	(4.30)
Total from investment operations	$5.26	$3.23	$2.46	$0.21	$(4.10)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.23)	$(0.14)	$(0.15)	$(0.20)
From net realized gain on investments	(0.19)	—	—	—	—
Total distributions declared to shareholders	$(0.46)	$(0.23)	$(0.14)	$(0.15)	$(0.20)
Net asset value, end of period (x)	$29.23	$24.43	$21.43	$19.11	$19.05
Total return (%) (r)(s)(t)(x)	21.80	15.18	12.82	1.06	(17.45)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.79	1.80	1.83	1.89
Expenses after expense reductions (f)	1.72	1.73	1.78	1.83	1.89
Net investment income	1.00	1.06	0.65	0.69	1.15
Portfolio turnover	12	14	17	22	33
Net assets at end of period (000 omitted)	$3,387	$2,610	$2,438	$2,180	$1,710

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements, please see Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements

31

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Value Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the

32

Notes to Financial Statements – continued

last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

33

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$26,596,000,023	$—	$—	$26,596,000,023
Mutual Funds	382,071,026	—	—	382,071,026
Total Investments	$26,978,071,049	$—	$—	$26,978,071,049

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2013, there were no securities on loan or collateral outstanding.

34

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

35

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/13	8/31/12
Ordinary income (including any short-term capital gains)	$430,454,430	$327,177,582
Long-term capital gains	157,367,309	—
Total distributions	$587,821,739	$327,177,582

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/13
Cost of investments	$19,843,708,868
Gross appreciation	7,179,687,830
Gross depreciation	(45,325,649)
Net unrealized appreciation (depreciation)	$7,134,362,181
Undistributed ordinary income	201,576,358
Undistributed long-term capital gain	46,280,507
Capital loss carryforwards	(25,656,270)
Other temporary differences	(52,786)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/16	$(25,656,270)

The availability of $25,656,270 of the capital loss carryforwards, which were acquired on July 24, 2009 in connection with the MFS Strategic Value Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after

36

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/13	Year ended 8/31/12	Year ended 8/31/13	Year ended 8/31/12
Class A	$124,516,423	$98,708,200	$49,243,771	$—
Class B	1,678,264	1,726,725	1,211,702	—
Class C	10,011,832	9,100,000	6,733,945	—
Class I	176,018,883	120,549,342	57,935,944	—
Class R1	339,938	349,942	240,515	—
Class R2	8,205,027	7,834,093	3,801,881	—
Class R3	19,969,447	16,118,766	7,763,177	—
Class R4	61,227,720	47,793,898	22,718,740	—
Class R5 (formerly Class W)	28,283,283	24,836,399	7,624,734	—
Class 529A	163,205	123,759	64,487	—
Class 529B	9,739	10,871	7,173	—
Class 529C	30,669	25,587	21,240	—
Total	$430,454,430	$327,177,582	$157,367,309	$—

On May 30, 2012, Class W shares were redesignated Class R5. See Note 5 for additional information.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $7.5 billion of average daily net assets	0.60%
Next $2.5 billion of average daily net assets	0.53%
Average daily net assets in excess of $10 billion	0.50%

The investment adviser had agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $12.5 billion. This written agreement was terminated on December 31, 2012. For the period September 1, 2012 through December 31, 2012, this management fee reduction amounted to $1,451,029, which is shown as a reduction of total expenses in the Statement of Operations. Effective January 1, 2013, the investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $20 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2014. For the period January 1, 2013 through August 31, 2013, this management fee reduction amounted to $1,756,468, which is shown as a reduction of total expenses in the Statement of Operations. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through August 31, 2013, this management fee reduction amounted to

37

Notes to Financial Statements – continued

$59,885, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.52% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,217,891 and $6,810 for the year ended August 31, 2013, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$18,184,694
Class B	0.75%	0.25%	1.00%	1.00%	1,691,188
Class C	0.75%	0.25%	1.00%	1.00%	9,894,737
Class R1	0.75%	0.25%	1.00%	1.00%	330,513
Class R2	0.25%	0.25%	0.50%	0.50%	2,746,930
Class R3	—	0.25%	0.25%	0.25%	2,919,443
Class 529A	—	0.25%	0.25%	0.21%	24,239
Class 529B	0.75%	0.25%	1.00%	1.00%	10,047
Class 529C	0.75%	0.25%	1.00%	1.00%	30,435
Total Distribution and Service Fees					$35,832,226

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through August 31, 2013, this rebate amounted to $39,849, $464, $615, $79, $811, $43,427, $3,793, $22, and $23 for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and

38

Notes to Financial Statements – continued

Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2013, were as follows:

Amount
Class A	$22,148
Class B	184,415
Class C	50,415
Class 529B	82
Class 529C	1

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2014, unless MFD elects to extend the waiver. For the year ended August 31, 2013, this waiver amounted to $6,872 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2013, were as follows:

	Fee	Waiver
Class 529A	$9,696	$4,848
Class 529B	1,005	502
Class 529C	3,044	1,522
Total Program Manager Fees and Waivers	$13,745	$6,872

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2013, the fee was $2,455,572, which equated to 0.0103% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $26,507,390.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee

39

Notes to Financial Statements – continued

based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.0022% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $176 and is included in independent Trustees’ compensation for the year ended August 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $4,228 at August 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $158,186 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $65,510, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $4,593,121,579 and $2,751,245,564, respectively.

40

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/13		Year ended 8/31/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	67,116,915	$1,889,877,634	101,576,026	$2,400,718,106
Class B	708,666	20,011,073	1,177,218	27,341,091
Class C	6,158,073	172,478,672	4,208,466	97,217,907
Class I	131,671,398	3,656,207,857	162,020,533	3,889,917,304
Class R1	285,909	7,814,415	346,230	7,942,833
Class R2	4,158,241	114,058,643	4,909,546	113,270,694
Class R3	12,097,117	336,373,199	15,359,979	352,757,135
Class R4	27,985,159	771,830,606	40,785,478	960,911,334
Class R5 (formerly Class W)	43,743,094	1,209,937,672	52,410,054	1,218,231,409
Class 529A	63,689	1,774,775	64,477	1,492,662
Class 529B	3,293	90,545	5,300	121,535
Class 529C	23,338	635,837	16,701	387,565
	294,014,892	$8,181,090,928	382,880,008	$9,070,309,575

Shares issued to shareholders in reinvestment of distributions
Class A	5,951,959	$157,662,290	3,818,234	$86,086,303
Class B	100,309	2,617,280	68,019	1,522,062
Class C	403,650	10,521,773	242,838	5,421,963
Class I	5,760,185	153,740,898	3,531,395	80,008,450
Class R1	22,442	579,636	15,756	349,568
Class R2	438,901	11,500,677	337,968	7,539,321
Class R3	1,048,279	27,727,975	715,369	16,114,074
Class R4	3,091,705	81,724,939	2,054,612	46,411,632
Class R5 (formerly Class W)	1,333,660	35,908,017	1,075,411	24,060,387
Class 529A	8,630	227,628	5,520	123,759
Class 529B	653	16,883	491	10,866
Class 529C	2,010	51,909	1,146	25,352
	18,162,383	$482,279,905	11,866,759	$267,673,737

41

Notes to Financial Statements – continued

	Year ended 8/31/13		Year ended 8/31/12
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(68,940,476)	$(1,899,985,019)	(72,104,947)	$(1,686,180,512)
Class B	(1,883,982)	(51,710,790)	(2,877,934)	(66,122,400)
Class C	(6,368,042)	(172,465,155)	(7,970,996)	(182,992,253)
Class I	(83,338,753)	(2,318,973,834)	(107,169,770)	(2,516,493,364)
Class R1	(488,335)	(13,148,405)	(613,462)	(13,941,269)
Class R2	(6,162,208)	(167,459,751)	(7,224,225)	(165,364,122)
Class R3	(10,622,008)	(294,129,563)	(9,963,593)	(233,775,094)
Class R4	(50,807,188)	(1,394,609,059)	(19,348,080)	(452,651,858)
Class R5 (formerly Class W)	(3,658,419)	(104,034,634)	(76,888,139)	(1,845,948,480)
Class 529A	(35,610)	(1,007,941)	(29,757)	(689,366)
Class 529B	(8,708)	(239,427)	(19,917)	(462,377)
Class 529C	(16,277)	(440,935)	(24,801)	(574,523)
	(232,330,006)	$(6,418,204,513)	(304,235,621)	$(7,165,195,618)

Net change
Class A	4,128,398	$147,554,905	33,289,313	$800,623,897
Class B	(1,075,007)	(29,082,437)	(1,632,697)	(37,259,247)
Class C	193,681	10,535,290	(3,519,692)	(80,352,383)
Class I	54,092,830	1,490,974,921	58,382,158	1,453,432,390
Class R1	(179,984)	(4,754,354)	(251,476)	(5,648,868)
Class R2	(1,565,066)	(41,900,431)	(1,976,711)	(44,554,107)
Class R3	2,523,388	69,971,611	6,111,755	135,096,115
Class R4	(19,730,324)	(541,053,514)	23,492,010	554,671,108
Class R5 (formerly Class W)	41,418,335	1,141,811,055	(23,402,674)	(603,656,684)
Class 529A	36,709	994,462	40,240	927,055
Class 529B	(4,762)	(131,999)	(14,126)	(329,976)
Class 529C	9,071	246,811	(6,954)	(161,606)
	79,847,269	$2,245,166,320	90,511,146	$2,172,787,694

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 2%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2010 Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Redesignation of Class W to Class R5 – On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were

42

Notes to Financial Statements – continued

automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2013, the fund’s commitment fee and interest expense were $122,386 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	84,789,410	3,352,608,757	(3,055,327,141)	382,071,026

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$432,159	$382,071,026

(8) Redemptions In-Kind

On September 13, 2011, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities that were valued at $14,673,898. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $4,770,592 for the fund.

On January 26, 2012, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities that were valued at $180,389,213. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $37,005,555 for the fund.

43

Notes to Financial Statements – continued

On April 30, 2012, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities that were valued at $15,721,682. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $6,044,203 for the fund.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Fund at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2013

45

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

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Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara
Steven Gorham

50

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

51

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2012, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2012, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s

52

Board Review of Investment Advisory Agreement – continued

last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $7.5 billion and $10 billion, and that MFS has agreed in writing to reduce its advisory fee on the Fund’s average daily net assets over $20 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

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Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

54

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $182,693,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 98.83% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

55

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

56

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

57

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CONTACT

WEB SITE

mfs.com

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1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

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1-800-343-2829

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1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2013

MFS® GLOBAL LEADERS FUND

GLD-ANN

MFS® GLOBAL LEADERS FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

Global economic trends appear to favor growth again despite risks created by the U.S. government’s gridlock. The U.S. economy’s slow but steady expansion is no longer the exception. The eurozone has emerged from its 18-month-long recession, with Germany leading the way. China’s monthly gauges of economic activity once again point toward expansion. And Japan is picking up momentum in response to its government’s and central bank’s aggressive program of monetary easing.

However, geopolitical risks have risen, with violence erupting in Egypt and Syria and the possibility of further unrest in the Middle East. The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program has weighed on global markets since May. Emerging markets, including Brazil and India, have borne much of the brunt, as their currency values have dropped and nervous investors have fled to safety elsewhere. In Europe, unemployment persists at historically high levels. The trend towards a pickup in global growth, while encouraging, appears tenuous, particularly with the risk of a U.S. debt default.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.3%
Groupe Danone	3.2%
Japan Tobacco, Inc.	3.0%
NIKE, Inc., “B”	3.0%
Pernod Ricard S.A.	2.9%
Walt Disney Co.	2.9%
SAP AG	2.9%
Danaher Corp.	2.9%
Twenty-First Century Fox, Inc.	2.9%
Kering S.A.	2.9%

Equity sectors
Consumer Staples	37.5%
Retailing	24.1%
Leisure	17.0%
Industrial Goods & Services	5.5%
Financial Services	4.9%
Technology	2.9%
Basic Materials	2.7%
Special Products & Services	1.7%

Issuer country weightings (x)
United States	36.0%
France	17.0%
United Kingdom	11.7%
Switzerland	7.9%
Japan	5.3%
China	3.6%
Netherlands	3.6%
Germany	2.9%
Italy	2.5%
Other Countries	9.5%

Currency exposure weightings (y)
United States Dollar	36.0%
Euro	29.3%
British Pound Sterling	11.7%
Swiss Franc	7.9%
Hong Kong Dollar	5.6%
Japanese Yen	5.3%
Brazilian Real	2.4%
Swedish Krona	1.8%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 8/31/13.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2013, Class A shares of the MFS Global Leaders Fund (“fund”) provided a total return of 16.39%, at net asset value. This compares with a return of 16.11% for the fund’s benchmark, the MSCI All Country World Index.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the US Federal Reserve (through a third round of quantitative easing) and the European Central Bank (ECB) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the US waned. Later in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. Later in the period, the growing risk that the Fed would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen and equity valuation to fall.

Contributors to Performance

The combination of an underweight position and stock selection in the basic materials sector was a primary factor that contributed to performance relative to the MSCI All Country World Index. There were no individual stocks within this sector that were among the fund’s top relative contributors.

Stock selection in the retailing sector also benefited relative performance. Here, overweight positions in luxury goods company Richemont (Switzerland), and athletic shoes and apparel manufacturer NIKE (United States) boosted relative returns. Shares of Richemont rose as the company released results that highlighted strong growth and higher-than-expected net income. The sales growth was driven by a combination of an acceleration in the European region, double-digit growth in the Americas and a rebound in the Japanese market. Holdings of Italian leather goods manufacturer Tod’s (b) and the timing of the fund’s overweight position in luxury goods retailer

3

Management Review – continued

Burberry Group (United Kingdom) also strengthened relative results. Shares of Tod’s rose as investors appeared to have rewarded the firm’s pursuit of new growth opportunities in its leather goods business and its focus on the growing luxury shoes business in particular.

The fund’s avoidance of the energy sector was a positive factor for relative performance as the sector significantly underperformed the benchmark during the reporting period. There were no individual stocks within this sector that were among the fund’s top relative contributors.

Elsewhere, overweight positions in French advertising and marketing services provider Publicis Groupe, Swiss wealth management firm Julius Baer, global payments technology company Visa (United States) and Dutch brewer Heineken aided relative returns. Publicis Groupe announced results that beat consensus estimates because of stronger margins, improved performance in healthcare and no longer having a drag from the loss of the GM account. Several acquisitions aimed at enhancing capabilities in digital and mobile advertising further supported results. The timing of the fund’s overweight position in media and entertainment company Twenty-First Century Fox (United States) and holdings of broadcasting conglomerate Nippon Television (b) (Japan) also helped relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

Avoiding both the strong-performing health care and autos & housing sectors detracted from relative results. There were no individual stocks in either sector that were among the fund’s top relative detractors.

An underweight position in the financial services sector also hurt relative performance. Here, not holding shares of strong-performing US-based financial services firm Bank of America (h) held back relative returns.

Elsewhere, overweight positions in instant food manufacturer Tingyi Holding (China), global sourcing and supply chain management company Li & Fung (Hong Kong), retail giant Target (United States), tobacco product manufacturer Imperial Tobacco (United Kingdom) and global food company Nestle (Switzerland) detracted from relative results. Li & Fung announced poor earnings at the beginning of 2013 because of decreased operating income driven by a slower-than-expected recovery at its US-based business unit. The fund’s overweight positions in convenience store chain Lawson (h) (Japan), apparel retailer Urban Outfitters (h) (United States) and enterprise applications company SAP (Germany) also hurt relative performance.

The fund’s cash and/or cash equivalents position was also a detractor from relative results. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

4

Management Review – continued

Respectfully,

Matthew Barrett	Maile Clark
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	9/28/11	16.39%	19.73%
B	9/28/11	15.55%	18.83%
C	9/28/11	15.57%	18.83%
I	9/28/11	16.72%	20.01%
Comparative Benchmark
MSCI All Country World Index (f)		16.11%	15.94%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		9.69%	16.11%
B With CDSC (Declining over six years from 4% to 0%) (x)		11.55%	17.05%
C With CDSC (1% for 12 months) (x)		14.57%	18.83%

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2013 through August 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2013 through August 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/13	Ending Account Value 8/31/13	Expenses Paid During Period (p) 3/01/13-8/31/13
A	Actual	1.45%	$1,000.00	$1,046.51	$7.48
	Hypothetical (h)	1.45%	$1,000.00	$1,017.90	$7.38
B	Actual	2.21%	$1,000.00	$1,043.05	$11.38
	Hypothetical (h)	2.21%	$1,000.00	$1,014.06	$11.22
C	Actual	2.21%	$1,000.00	$1,043.05	$11.38
	Hypothetical (h)	2.21%	$1,000.00	$1,014.06	$11.22
I	Actual	1.21%	$1,000.00	$1,047.90	$6.25
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense ratios include 0.01% of interest expense on overdrafts that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

9

PORTFOLIO OF INVESTMENTS

8/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.3%
Issuer	Shares/Par	Value ($)
Alcoholic Beverages - 12.9%
Anheuser-Busch InBev N.V.	2,522	$234,591
Beam, Inc.	1,630	102,120
Diageo PLC	9,852	301,383
Heineken N.V.	2,197	150,845
Pernod Ricard S.A.	2,685	311,712
SABMiller PLC	5,540	263,913

		$1,364,564
Apparel Manufacturers - 18.4%
Burberry Group PLC	9,389	$223,199
Compagnie Financiere Richemont S.A.	2,093	198,851
Guess?, Inc.	4,510	137,555
Kering S.A.	1,342	303,118
Li & Fung Ltd.	146,000	214,638
LVMH Moet Hennessy Louis Vuitton S.A.	1,646	288,354
NIKE, Inc., “B”	5,096	320,131
Tod’s S.p.A.	1,512	270,375

		$1,956,221
Broadcasting - 10.6%
Nippon Television Holdings, Inc.	13,400	$234,719
Publicis Groupe S.A.	3,755	279,505
Twenty-First Century Fox, Inc.	9,700	303,901
Walt Disney Co.	5,096	309,990

		$1,128,115
Business Services - 1.7%
Accenture PLC, “A”	2,440	$176,290

Chemicals - 2.7%
3M Co.	2,526	$286,903

Computer Software - 2.9%
SAP AG	4,131	$305,363

Consumer Products - 4.3%
Procter & Gamble Co.	3,728	$290,374
Reckitt Benckiser Group PLC	2,486	168,935

		$459,309

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 5.5%
Danaher Corp.	4,660	$305,323
Schneider Electric S.A.	3,702	283,290

		$588,613
Food & Beverages - 14.7%
Groupe Danone	4,545	$338,429
M. Dias Branco S.A. Industria e Comercio de Alimentos	6,600	252,139
Nestle S.A.	5,415	355,297
Tingyi (Cayman Islands) Holding Corp.	66,000	162,999
Unilever N.V.	6,083	228,526
Want Want China Holdings Ltd.	152,000	224,508

		$1,561,898
Gaming & Lodging - 1.9%
InterContinental Hotels Group PLC	7,173	$200,422

General Merchandise - 2.6%
Target Corp.	4,443	$281,286

Other Banks & Diversified Financials - 4.9%
Julius Baer Group Ltd.	6,473	$285,231
Visa, Inc., “A”	1,347	234,944

		$520,175
Restaurants - 4.5%
McDonald’s Corp.	2,558	$241,373
YUM! Brands, Inc.	3,320	232,466

		$473,839
Specialty Stores - 3.1%
AutoZone, Inc. (a)	491	$206,191
Industria de Diseno Textil S.A.	903	119,524

		$325,715
Tobacco - 5.6%
Imperial Tobacco Group PLC	2,410	$79,625
Japan Tobacco, Inc.	9,600	323,584
Swedish Match AB	5,429	189,556

		$592,765
Total Common Stocks (Identified Cost, $9,086,356)		$10,221,478

11

Portfolio of Investments – continued

Money Market Funds - 4.4%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	466,176	$466,176
Total Investments (Identified Cost, $9,552,532)		$10,687,654

Other Assets, Less Liabilities - (0.7)%		(75,483)
Net Assets - 100.0%		$10,612,171

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $9,086,356)	$10,221,478
Underlying affiliated funds, at cost and value	466,176
Total investments, at value (identified cost, $9,552,532)	$10,687,654
Foreign currency, at value (identified cost, $129,167)	128,243
Receivables for
Fund shares sold	31,533
Interest and dividends	34,156
Receivable from investment adviser	15,330
Other assets	60
Total assets	$10,896,976
Liabilities
Payables for investments purchased	$212,943
Payable to affiliates
Shareholder servicing costs	3,051
Distribution and service fees	195
Payable for independent Trustees’ compensation	2
Accrued expenses and other liabilities	68,614
Total liabilities	$284,805
Net assets	$10,612,171
Net assets consist of
Paid-in capital	$8,647,447
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,134,937
Accumulated net realized gain (loss) on investments and foreign currency	763,224
Undistributed net investment income	66,563
Net assets	$10,612,171
Shares of beneficial interest outstanding	760,852

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$6,631,590	475,247	$13.95
Class B	363,727	26,344	13.81
Class C	927,009	67,131	13.81
Class I	2,689,845	192,130	14.00

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.80 [100 / 94.25 x $13.95]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

13

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$230,965
Dividends from underlying affiliated funds	704
Foreign taxes withheld	(12,764)
Total investment income	$218,905
Expenses
Management fee	$94,687
Distribution and service fees	26,421
Shareholder servicing costs	11,810
Administrative services fee	17,500
Independent Trustees’ compensation	1,181
Custodian fee	23,217
Shareholder communications	10,473
Audit and tax fees	54,696
Legal fees	103
Registration fees	61,569
Miscellaneous	11,468
Total expenses	$313,125
Fees paid indirectly	(1)
Reduction of expenses by investment adviser and distributor	(160,264)
Net expenses	$152,860
Net investment income	$66,045
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$868,750
Foreign currency	(4,118)
Net realized gain (loss) on investments and foreign currency	$864,632
Change in unrealized appreciation (depreciation)
Investments	$693,917
Translation of assets and liabilities in foreign currencies	(272)
Net unrealized gain (loss) on investments and foreign currency translation	$693,645
Net realized and unrealized gain (loss) on investments and foreign currency	$1,558,277
Change in net assets from operations	$1,624,322

See Notes to Financial Statements

14

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2013	2012 (c)
Change in net assets
From operations
Net investment income	$66,045	$29,840
Net realized gain (loss) on investments and foreign currency	864,632	83,911
Net unrealized gain (loss) on investments and foreign currency translation	693,645	441,292
Change in net assets from operations	$1,624,322	$555,043
Distributions declared to shareholders
From net investment income	$(60,003)	$—
From net realized gain on investments	(128,508)	—
Total distributions declared to shareholders	$(188,511)	$—
Change in net assets from fund share transactions	$(1,612,004)	$10,233,321
Total change in net assets	$(176,193)	$10,788,364
Net assets
At beginning of period	10,788,364	—
At end of period (including undistributed net investment income of $66,563 and $33,728, respectively)	$10,612,171	$10,788,364

(c)	For the period from the commencement of the fund’s investment operations, September 28, 2011, through the stated period end.

See Notes to Financial Statements

15

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2013	2012 (c)
Net asset value, beginning of period	$12.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	1.91	1.96
Total from investment operations	$1.98	$2.16
Less distributions declared to shareholders
From net investment income	$(0.06)	$—
From net realized gain on investments	(0.13)	—
Total distributions declared to shareholders	$(0.19)	$—
Net asset value, end of period (x)	$13.95	$12.16
Total return (%) (r)(s)(t)(x)	16.39	21.60	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.89	6.60	(a)
Expenses after expense reductions (f)	1.45	1.45	(a)
Net investment income	0.55 (l)	1.83	(a)(l)
Portfolio turnover	82	19	(n)
Net assets at end of period (000 omitted)	$6,632	$8,331

See Notes to Financial Statements

16

Financial Highlights – continued

Class B	Years ended 8/31
	2013		2012 (c)
Net asset value, beginning of period	$12.07		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.86		2.08
Total from investment operations	$1.87		$2.07
Less distributions declared to shareholders
From net realized gain on investments	$(0.13)		$—
Net asset value, end of period (x)	$13.81		$12.07
Total return (%) (r)(s)(t)(x)	15.55		20.70	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.96		5.96	(a)
Expenses after expense reductions (f)	2.21		2.20	(a)
Net investment income (loss)	0.09		(0.10	)(a)
Portfolio turnover	82		19	(n)
Net assets at end of period (000 omitted)	$364		$131

Class C	Years ended 8/31
	2013		2012 (c)
Net asset value, beginning of period	$12.07		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.85		2.08
Total from investment operations	$1.87		$2.07
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—
From net realized gain on investments	(0.13)		—
Total distributions declared to shareholders	$(0.13)		$—
Net asset value, end of period (x)	$13.81		$12.07
Total return (%) (r)(s)(t)(x)	15.57		20.70	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.02		5.96	(a)
Expenses after expense reductions (f)	2.21		2.20	(a)
Net investment income (loss)	0.16		(0.07	)(a)
Portfolio turnover	82		19	(n)
Net assets at end of period (000 omitted)	$927		$133

See Notes to Financial Statements

17

Financial Highlights – continued

Class I	Years ended 8/31
	2013	2012 (c)
Net asset value, beginning of period	$12.18	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.88	2.09
Total from investment operations	$2.02	$2.18
Less distributions declared to shareholders
From net investment income	$(0.07)	$—
From net realized gain on investments	(0.13)	—
Total distributions declared to shareholders	$(0.20)	$—
Net asset value, end of period (x)	$14.00	$12.18
Total return (%) (r)(s)(x)	16.72	21.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.86	4.94	(a)
Expenses after expense reductions (f)	1.21	1.20	(a)
Net investment income	1.03	0.90	(a)
Portfolio turnover	82	19	(n)
Net assets at end of period (000 omitted)	$2,690	$2,193

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 28, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	The net investment income ratio does not vary by the class specific expense differential because of the timing of sales of fund shares and the allocation of fund level income at such time.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Leaders Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

19

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that

20

Notes to Financial Statements – continued

the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$3,428,847	$—	$—	$3,428,847
France	1,804,408	—	—	1,804,408
United Kingdom	1,237,477	—	—	1,237,477
Switzerland	839,379	—	—	839,379
Japan	—	558,303	—	558,303
China	—	387,507	—	387,507
Netherlands	379,371	—	—	379,371
Germany	305,363	—	—	305,363
Italy	270,375	—	—	270,375
Other Countries	1,010,448	—	—	1,010,448
Mutual Funds	466,176	—	—	466,176
Total Investments	$9,741,844	$945,810	$—	$10,687,654

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $323,584 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $214,638 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for

21

Notes to Financial Statements – continued

foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items

22

Notes to Financial Statements – continued

of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/13	8/31/12
Ordinary income (including any short-term capital gains)	$188,511	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/13
Cost of investments	$9,599,622
Gross appreciation	1,122,816
Gross depreciation	(34,784)
Net unrealized appreciation (depreciation)	$1,088,032
Undistributed ordinary income	794,016
Undistributed long-term capital gain	83,332
Other temporary differences	(656)
Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/13	Year ended 8/31/12 (c)	Year ended 8/31/13	Year ended 8/31/12 (c)
Class A	$47,256	$—	$101,361	$—
Class B	—	—	1,620	—
Class C	30	—	2,914	—
Class I	12,717	—	22,613	—
Total	$60,003	$—	$128,508	$—

(c)	For the period from the commencement of the fund’s investment operations, September 28, 2011, through the stated period end.

23

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through August 31, 2013, this management fee reduction amounted to $21, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets.

Class A	Class B	Class C	Class I
1.45%	2.20%	2.20%	1.20%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2014. For the year ended August 31, 2013, this reduction amounted to $159,932 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $14,868 for the year ended August 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$18,052
Class B	0.75%	0.25%	1.00%	1.00%	2,399
Class C	0.75%	0.25%	1.00%	1.00%	5,970
Total Distribution and Service Fees					$26,421

24

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through August 31, 2013, this rebate amounted to $284 for Class A, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2013, were as follows:

Class A	$—
Class B	10
Class C	68

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2013, the fee was $5,281, which equated to 0.0502% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,529.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2013 was equivalent to an annual effective rate of 0.1662% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

25

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $68 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $27, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 27, 2011, MFS purchased 10,000 shares each of Class A, Class B, and Class C and 180,000 shares of Class I for an aggregate amount of $2,100,000. At August 31, 2013, MFS held 95% of the outstanding shares of Class I.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $8,170,880 and $9,904,477, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/13		Year ended 8/31/12 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	491,804	$6,548,966	696,148	$8,342,949
Class B	15,708	209,931	10,883	110,505
Class C	56,826	739,685	11,386	116,228
Class I	9,352	130,223	180,000	1,800,000
	573,690	$7,628,805	898,417	$10,369,682

26

Notes to Financial Statements – continued

	Year ended 8/31/13		Year ended 8/31/12 (c)
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	11,590	$147,077	—	$—
Class B	128	1,620	—	—
Class C	233	2,944	—	—
Class I	2,778	35,330	—	—
	14,729	$186,971	—	$—

Shares reacquired
Class A	(713,390)	$(9,410,438)	(10,905)	$(131,549)
Class B	(310)	(4,144)	(65)	(766)
Class C	(970)	(13,198)	(344)	(4,046)
	(714,670)	$(9,427,780)	(11,314)	$(136,361)

Net change
Class A	(209,996)	$(2,714,395)	685,243	$8,211,400
Class B	15,526	207,407	10,818	109,739
Class C	56,089	729,431	11,042	112,182
Class I	12,130	165,553	180,000	1,800,000
	(126,251)	$(1,612,004)	887,103	$10,233,321

(c)	For the period from the commencement of the fund’s investment operations, September 28, 2011, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2013, the fund’s commitment fee and interest expense were $52 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

27

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	358,853	6,599,891	(6,492,568)	466,176

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$704	$466,176

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS Global Leaders Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Leaders Fund (one of the portfolios comprising MFS Series Trust I) (the “Fund”) as of August 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 28, 2011 (the commencement of the Fund’s operations) through August 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Leaders Fund as of August 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 28, 2011 (the commencement of the Fund’s operations) through August 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2013

29

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

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Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue	1 Lincoln Street
Boston, MA 02199-7618	Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc.	Deloitte & Touche LLP
111 Huntington Avenue	200 Berkeley Street
Boston, MA 02199-7618	Boston, MA 02116
Portfolio Managers
Matthew Barrett
Maile Clark

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BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

35

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2012. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 28, 2011 and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information

36

Board Review of Investment Advisory Agreement – continued

provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and

37

Board Review of Investment Advisory Agreement – continued

MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

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PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $29,033 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 11.82% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $174,439. The fund intends to pass through foreign tax credits of $12,276 for the fiscal year.

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rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2013 and 2012, audit fees billed to the Funds by Deloitte and E&Y were as follows:**

	Audit Fees
Fees Billed by Deloitte	2013	2012
MFS Cash Reserve Fund	30,532	29,949
MFS Global Leaders Fund	43,640	21,800
Total	74,172	51,749

	Audit Fees
Fees Billed by E&Y	2013	2012
MFS Core Equity Fund	43,252	41,930
MFS New Discovery Fund	43,262	42,430
MFS Research International Fund	46,106	45,218
MFS Technology Fund	43,252	41,930
MFS Value Fund	43,375	42,540
Total	219,247	214,048

For the fiscal years ended August 31, 2013 and 2012, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:**

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees Billed by Deloitte	2013	2012	2013	2012	2013	2012
To MFS Cash Reserve Fund	0	0	3,092	3,031	1,040	798
To MFS Global Leaders Fund	0	0	5,697	5,585	1,001	1,001
Total fees billed by Deloitte To above Funds	0	0	8,789	8,616	2,041	1,799

	Audit-Related Fees		Tax Fees		All Other Fees
Fees Billed by Deloitte	2013	2012	2013	2012	2013	2012
To MFS and MFS Related Entities of MFS Cash Reserve Fund*	1,493,881	1,249,664	0	0	0	0
To MFS and MFS Related Entities of MFS Global Leaders Fund*	1,493,881	1,249,664	0	0	0	0

	Aggregate Fees for Non-audit Services
Fees Billed by Deloitte	2013	2012[5]
To MFS Cash Reserve Fund, MFS and MFS Related Entities#	1,527,124	1,552,342
To MFS Global Leaders Fund, MFS and MFS Related Entities#	1,529,690	1,555,099

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
Fees Billed by E&Y	2013	2012	2013	2012	2013	2012
To MFS Core Equity Fund	0	0	8,358	8,800	0	0
To MFS New Discovery Fund	0	0	8,358	8,800	0	0
To MFS Research International Fund	0	0	8,784	9,217	0	0
To MFS Technology Fund	0	0	8,358	8,800	0	0
To MFS Value Fund	0	0	8,357	8,800	0	0
Total fees billed by E&Y To above Funds	0	0	42,215	44,417	0	0

	Audit-Related Fees		Tax Fees		All Other Fees
Fees Billed by E&Y	2013	2012	2013	2012	2013	2012
To MFS and MFS Related Entities of MFS Core Equity Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS New Discovery Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Research International Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Technology Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Value Fund*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
Fees Billed by E&Y	2013	2012
To MFS Core Equity Fund, MFS and MFS Related Entities#	56,358	133,800
To MFS New Discovery Fund, MFS and MFS Related Entities#	56,358	133,800
To MFS Research International Fund, MFS and MFS Related Entities#	56,784	134,217
To MFS Technology Fund, MFS and MFS Related Entities#	56,358	133,800
To MFS Value Fund, MFS and MFS Related Entities#	56,357	133,800

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

**

Information regarding the MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund has not been included because these series of the Registrant did not commence investment operations during the reporting period. See note above.

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, and review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	Certain fees reported in 2012 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended August 31, 2012.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: October 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: October 17, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 17, 2013

*	Print name and title of each signing officer under his or her signature.